FILED PURSUANT TO RULE 424B(3)
                                                FILE NO. 33-78790






                       CNL AMERICAN PROPERTIES FUND, INC.

                    Supplement No. 7, dated October 18, 1996
                      to Prospectus, dated April 26, 1996

         This Supplement is part of, and should be read in conjunction with, the Prospectus dated April 26, 1996. This Supplement replaces all prior Supplements to the Prospectus. Capitalized terms used in this Supplement have the same meaning as in the Prospectus unless otherwise stated herein.

         Information as to proposed properties for which the Company has received initial commitments and as to the number and types of Properties acquired by the Company is presented as of October 3, 1996, and all references to commitments or Property acquisitions should be read in that context. Proposed properties for which the Company receives initial commitments, as well as property acquisitions that occur after October 3, 1996, will be reported in a subsequent Supplement.

                                  THE OFFERING

         As of October 3, 1996, the Company had received aggregate subscription proceeds of $104,484,211 (10,448,421 Shares) from 5,788 stockholders, including $391,348 (39,135 Shares) issued pursuant to the Reinvestment Plan. As of October 3, 1996, the Company had invested or committed for investment approximately $80,000,000 of such proceeds in 83 Properties (including one Property through a joint venture arrangement which consists of land and building, six Properties which consist of building only, 33 Properties which consist of land only and 43 Properties which consist of land and building), in providing mortgage financing to the tenants of the 33 Properties consisting of land only and to pay Acquisition Fees and Acquisition Expenses, leaving approximately $11,900,000 in offering proceeds available for investment in Properties and Mortgage Loans. As of October 3, 1996, the Company had incurred $4,701,789 in Acquisition Fees to the Advisor.

                                    BUSINESS

PROPERTY ACQUISITIONS

         Between April 10, 1996 and October 3, 1996, the Company acquired 35 Properties, including three Properties consisting of building only, 22 Properties consisting of land and building and ten Properties consisting of land only. The Properties are one TGI Friday's Property (in Hamden, Connecticut), three Wendy's Properties (one in each of Knoxville and Sevierville, Tennessee, and Camarillo, California), two Golden Corral Properties (one in each of Port Richey, Florida, and Brooklyn, Ohio), two Denny's Properties (one in each of Hillsboro and McKinney, Texas), eight Boston Market Properties (one in each of Ellisville and Florissant, Missouri; Upland, La Quinta and Merced, California; Golden Valley, Minnesota; Corvallis, Oregon; and Rockwall, Texas), three Jack in the Box Properties (one in Humble and two in Houston, Texas), two Arby's Properties (one in each of Kendallville and Avon, Indiana), two Applebee's Properties (one in each of Montclair and Salinas, California), one Ryan's Family Steak House Property (in Spring Hill, Florida), one Burger King Property (in Chicago, Illinois) and ten Pizza Hut Properties (one in each of Beaver, Bluefield, Huntington, Hurricane, Milton, Ronceverte, Beckley, Belle and Cross Lanes, West Virginia, and Marietta, Ohio) (hereinafter referred to as the "Ten Pizza Hut Properties"). For information regarding the 48 Properties acquired by the Company prior to April 10, 1996, see the Prospectus dated April 26, 1996.

         The Denny's Property in McKinney, Texas, and the Boston Market Property in Merced, California, were acquired from an Affiliate of the Company. The Affiliate had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by the Company. The Properties were acquired by the Company for an aggregate purchase price of $1,536,938, representing the cost of the Properties to the Affiliate (including carrying costs) due to the fact that these amounts were less than the Properties' appraised values.

         In connection with the purchase of the TGI Friday's, the Wendy's and the Golden Corral Properties in Hamden, Connecticut, Sevierville, Tennessee, and Brooklyn, Ohio, respectively, which are building only, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The general terms of the lease agreements are described in the section of the Prospectus entitled "Business - Description of Property Leases." In connection with the purchase of the TGI Friday's and the Wendy's Properties, which are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees. The general terms of these agreements are described in the section of the Prospectus entitled "Business - Site Selection and Acquisition of Properties - Construction and Renovation." In connection with these acquisitions, the Company has also entered into tri-party agreements with the lessees and the owners of the land. The tri-party agreements provide that the ground lessees are responsible for all obligations under the ground leases and provide certain rights to the Company relating to the maintenance of its interests in the buildings in the event of a default by the lessees under the terms of the ground leases. In connection with the purchase of the Golden Corral Property, the Company has entered into an assignment of an interest in the ground lease with the lessee and the owner of the land. The assignment provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease.

         In connection with the purchase of the Wendy's Properties in Knoxville, Tennessee, and Camarillo, California, the Golden Corral Property in Port Richey, Florida, the Denny's Properties, the Boston Market Properties, the Jack in the Box Properties, the Arby's Properties, the Applebee's Properties, the Ryan's Family Steak House Property and the Burger King Property, which are land and building, the Company, as lessor entered into long-term lease agreements with unaffiliated lessees. The general terms of the lease agreements are described in the section of the Prospectus entitled "Business - Description of Property Leases." For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees. The general terms of these agreements are described in the section of the Prospectus entitled "Business - Site Selection and Acquisition of Properties - Construction and Renovation."

         In connection with the acquisition of the Golden Corral Property in Port Richey, Florida, which is undeveloped land on which a restaurant will be constructed, the Company will incur a Development/Construction Management Fee payable to an Affiliate of the Company as an Acquisition Fee, subject to the approval of a majority of the Board of Directors including a majority of the Independent Directors. See the sections of the Prospectus entitled "Management Compensation" and "Business - Site Selection and Acquisition of Properties."

         In connection with the Ten Pizza Hut Properties, which are land only, the Company acquired the land and is leasing these ten parcels to the lessee, Castle Hill Holdings VI, L.L.C. ("Castle Hill"), pursuant to a master lease agreement (the "Master Lease Agreement"). Castle Hill has subleased the Ten Pizza Hut Properties to one of its affiliates, Midland Food Services L.L.C., which is the operator of the restaurants. The general terms of the Master Lease Agreement are similar to those described in the section of the Prospectus entitled "Business - Description of Property Leases." If the lessee does not exercise its option to purchase the Properties upon termination of the Master Lease Agreement, the sublessee and lessee will surrender possession of the Properties to the Company, together with any improvements on such Properties. The lessee owns the buildings located on the Ten Pizza Hut Properties. In connection with the acquisition of the Ten Pizza Hut Properties, the Company provided mortgage financing of $3,888,000 to the lessee pursuant to a Mortgage Loan evidenced by a master mortgage note (the "Master Mortgage Note") which is collateralized by the building improvements on the Ten Pizza Hut Properties. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest are due in equal monthly installments over 20 years starting July 1, 1996.

The Master Mortgage Note equals approximately 85 percent of the appraised value of the related buildings. Management believes that, due to the fact that the Company owns the underlying land relating to the Ten Pizza Hut Properties and due to other underwriting criteria, the Company has sufficient collateral for the Master Mortgage Note.

         As of October 3, 1996, the Company had initial commitments to acquire seven properties, including four properties which consist of land and building, one property which consists of building only and two properties which consist of land only. The acquisition of each of these properties is subject to the fulfillment of certain conditions, including, but not limited to, a satisfactory environmental survey and property appraisal. There can be no assurance that any or all of the conditions will be satisfied or, if satisfied, that one or more of these properties will be acquired by the Company. If acquired, the leases of all seven of these properties are expected to be entered into on substantially the same terms described in the section of the Prospectus entitled "Business - Description of Property Leases," except as described below.

         In connection with the Wendy's property in San Diego, California, the Company anticipates owning only the building and not the underlying land. However, the Company anticipates entering into a tri-party agreement with the lessee and the landlord of the land in order to provide the Company with certain rights with respect to the land on which the building is located.

         In connection with the two Pizza Hut properties, the Company anticipates acquiring the land and leasing it to the tenant, Castle Hill, pursuant to a master lease agreement for these two properties. The tenant is expected to own the buildings for these two Pizza Hut properties. In connection therewith, the Company anticipates providing mortgage financing to the tenant which will be collateralized by the building improvements. If the mortgage note is executed, it is expected to be executed under substantially the same terms described in the section of the Prospectus entitled "Business - Mortgage Loans."

         Set forth below are summarized terms expected to apply to the leases for each of the properties. More detailed information relating to a property and its related lease will be provided at such time, if any, as the property is acquired.

                                  Lease Term and
Property                          Renewal Options                       Minimum Annual Rent

Boston Market                     15 years; five five-year renewal      10.38% of Total Cost (1);
Atlanta, GA                       options                               increases by 10% after the
Restaurant to be constructed                                            fifth lease year and after
                                                                        every five years thereafter
                                                                        during the lease term

Burger King                       20 years; two five-year renewal       11% of Total Cost (1)
Chattanooga, TN                   options
Restaurant to be constructed


Jack in the Box                   18 years; four five-year renewal      10.75% of Total Cost (1);
Humble, TX                        options                               increases by 8% after the fifth
Restaurant to be constructed                                            lease year and by 10% after
                                                                        every five years thereafter
                                                                        during the lease term

Shoney's                          20 years; two five-year renewal       11.75% of Total Cost (1);
Fort Myers, FL                    options                               increases by 10% after the
Restaurant to be constructed                                            fifth lease year and after
                                                                        every five years thereafter
                                                                        during the lease term

Wendy's (2)                       15 years; three five-year renewal     13.26% of Total Cost (1);
San Diego, CA                     options                               increases by 8% after the fifth
Restaurant to be constructed                                            lease year and after every five
                                                                        years thereafter during the
                                                                        lease term


Pizza Hut (5)(6)                  20 years; two ten-year renewal        11% of the Company's total cost
Bowling Green, OH                 options                               to purchase the land; increases
Land only                                                               by 10% after the fifth and
                                                                        tenth lease years and 12% after
                                                                        the fifteenth lease year (7)




Pizza Hut (5)(6)                  20 years; two ten-year renewal        11% of the Company's total cost
Toledo, OH                        options                               to purchase the land; increases
Land only                                                               by 10% after the fifth and
                                                                        tenth lease years and 12% after
                                                                        the fifteenth lease year (7)






Property                        Percentage Rent                   Option to Purchase
Boston Market                   for each lease year after the     at any time after the fifth
Atlanta, GA                     fifth lease year, (i) 5% of       lease year
Restaurant to be constructed    annual gross sales minus (ii)
                                the minimum annual rent for
                                such lease year

Burger King                     for each lease year, (i) 8.5%     None
Chattanooga, TN                 of annual gross sales minus
Restaurant to be constructed    (ii) the minimum annual rent
                                for such lease year

Jack in the Box                 for each lease year, (i) 5%       at any time after the
Humble, TX                      of annual gross sales minus       seventh lease year
Restaurant to be constructed    (ii) the minimum annual rent
                                for such lease year


Shoney's                        for each lease year, (i) 6%       at any time after the
Fort Myers, FL                  of annual gross sales minus       seventh lease year
Restaurant to be constructed    (ii) the minimum annual rent
                                for such lease year


Wendy's (2)                     for each lease year, (i) 6%       upon the expiration of the
San Diego, CA                   of annual gross sales times       initial term of the lease
Restaurant to be constructed    the Building Overage              and during any renewal
                                Multiplier (4) minus (ii) the     period thereafter (3)
                                minimum annual rent for such
                                lease year

Pizza Hut (5)(6)                None                              at any time after the
Bowling Green, OH                                                 seventh year
Land only

Pizza Hut (5)(6)                None                              at any time after the
Toledo, OH                                                        seventh year
Land only



FOOTNOTES:

(1) The "Total Cost" is equal to the sum of (i) the purchase price of the property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(2) The Company anticipates owning the building only for this property. The Company will not own the underlying land; although, the Company anticipates entering into a tri-party agreement with the lessee and the landlord of the land in order to provide the Company with certain rights with respect to the land on which the building is located.

(3) In the event that the aggregate amount of percentage rent paid by the lessee to the Company over the term of the lease shall equal or exceed 15% of the purchase price paid by the Company, then the option purchase price shall equal one dollar. In the event that the aggregate percentage rent paid shall be less than 15% of the purchase price paid by the Company, then the option purchase price shall equal the difference of 15% of the purchase price, less the aggregate percentage rent paid to the landlord by the lessee under the lease.

(4)      The "Building Overage Multiplier" is calculated as follows:

                  Building Overage Multiplier = (purchase price of the building)/[purchase price of the building + (annual rent due under the land lease/land lease cap rate)]

(5) The lease relating to this property is a land lease only. The Company anticipates entering into a master mortgage note receivable collateralized by the Bowling Green and Toledo, Ohio building improvements.

(6) The Company anticipates entering into a master lease agreement for the Bowling Green and Toledo, Ohio properties.

(7) If the lessee exercises one or both of its renewal options, minimum annual rent will increase by 12% after the expiration of the original lease term and after five years thereafter during any subsequent lease term.

         The following table sets forth the location of the 35 Properties acquired by the Company, including the Ten Pizza Hut Properties in which the Company acquired the land only, 22 Properties in which the Company acquired the land and building and the three Properties in which the Company acquired the building only, from April 10, 1996 through October 3, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                             PROPERTY ACQUISITIONS

                  From April 10, 1996 through October 3, 1996




                                                                               Lease Expira-
                                                Purchase         Date           tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

TGI Friday's                                  (3)               04/24/96       09/2008; no
(the "Hamden Property")                                         (3)            renewal options
Restaurant to be constructed

The Hamden Property is located at the
southeast quadrant of Skiff Street and
Route 10 in Hamden, New Haven County,
Connecticut, in an area of mixed retail, commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Hamden Property include a China Buffet, a
Chili's, a Red Lobster, a McDonald's, a
Wendy's, and several local restaurants.

Wendy's (14)                                  $322,292          05/08/96       05/2016; two
(the "Knoxville Property")                    (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Knoxville Property is located on the      costs) (3)
north side of Western Avenue in Knoxville,
Knox County, Tennessee, in an area of
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Knoxville Property include a KFC, a
McDonald's, a Taco Bell, a Kenny Rogers
Roasters, a Long John Silver's, a Krystal,
a Hardee's, a Shoney's, and several local
restaurants.




                                                 Minimum                                                 Option
Property Location and Competition            Annual Rent (2)                     Percentage Rent      To Purchase

TGI Friday's                                 15.043% of Total Cost (4);          None                 at any time
(the "Hamden Property")                      increases by 10% after the                               after the
Restaurant to be constructed                 fifth lease year and after                               third lease
                                             every five years thereafter                              year (5)
The Hamden Property is located at the        during the lease term
southeast quadrant of Skiff Street and
Route 10 in Hamden, New Haven County,
Connecticut, in an area of mixed retail,
commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Hamden Property include a China Buffet, a
Chili's, a Red Lobster, a McDonald's, a
Wendy's, and several local restaurants.

Wendy's (14)                                 10.25% of Total Cost; increases     for each lease       at any time
(the "Knoxville Property")                   to 10.76% of Total Cost during      year, (i) 6% of      after the
Restaurant to be constructed                 the fourth through sixth lease      annual gross         seventh lease
                                             years, increases to 11.95% of       sales minus (ii)     year
The Knoxville Property is located on the     Total Cost during the seventh       the minimum
north side of Western Avenue in Knoxville,   through tenth lease years,          annual rent for
Knox County, Tennessee, in an area of        increases to 12.70% of Total        such lease year
mixed retail, commercial, and residential    Cost during the eleventh
development.  Other fast-food and family-    through fifteenth lease years
style restaurants located in proximity to    and increases to 13.97% of
the Knoxville Property include a KFC, a      Total Cost during the sixteenth
McDonald's, a Taco Bell, a Kenny Rogers      through twentieth lease years
Roasters, a Long John Silver's, a Krystal,   (4)
a Hardee's, a Shoney's, and several local
restaurants.

                                      -11-

                                                                               Lease Expira-
                                              Purchase            Date           tion and
Property Location and Competition             Price (1)         Acquired       Renewal Options

Golden Corral                                 $586,687          05/08/96       10/2011; two
(the "Port Richey Property")                  (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Port Richey Property is located on the    costs) (3)
southeast quadrant of the intersection of
U.S. 19 and Stone Road, Port Richey, Pasco
County, Florida, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located  in proximity to
the Port Richey Property include a Boston
Market, a Morrison's, a Burger King, a
Checkers, a Bob Evans, a Wendy's, a KFC, a
Chili's, and several local restaurants.

Ten Pizza Hut Properties - Land only -        $1,512,000        05/17/96       05/2016; two ten-
(8)(10) located in Beaver, West Virginia      (excluding                       year renewal
(the "Beaver Property"), Bluefield, West      closing                          options
Virginia (the "Bluefield Property"),          costs)
Huntington, West Virginia (the"Hunting-
ton Property"), Hurricane, West Virginia
(the "Hurricane Property"), Milton, West
Virginia (the "Milton Property"),
Ronceverte, West Virginia (the "Ronceverte
Property"),  Beckley, West Virginia (the
"Beckley Property"), Belle, West Virginia
(the "Belle Property"), Cross Lanes, West
Virginia (the "Cross Lanes Property") and
Marietta, Ohio (the "Marietta Property").


                                                 Minimum                                                Option
Property Location and Competition            Annual Rent (2)                     Percentage Rent      To Purchase

Golden Corral                                11.25% of Total Cost (4);           for each lease       during the
(the "Port Richey Property")                 increases by 8% after the fifth     year, commencing     eighth and
Restaurant to be constructed                 lease year and after every five     in the second        ninth lease
                                             years thereafter during the         lease year (i) 5%    years only
The Port Richey Property is located on the   lease term                          of annual gross      (7)
southeast quadrant of the intersection of                                        sales minus (ii)
U.S. 19 and Stone Road, Port Richey, Pasco                                       the minimum
County, Florida, in an area of mixed                                             annual rent for
retail, commercial, and residential                                              such lease year
development.  Other fast-food and family-                                        (6)
style restaurants located  in proximity to
the Port Richey Property include a Boston
Market, a Morrison's, a Burger King, a
Checkers, a Bob Evans, a Wendy's, a KFC, a
Chili's, and several local restaurants.

Ten Pizza Hut Properties - Land only -       $166,320; increases by 10%          None                 at any time
(8)(10) located in Beaver, West Virginia     after the fifth and tenth lease                          after the
(the "Beaver Property"), Bluefield, West     years and 12% after the                                  seventh lease
Virginia (the "Bluefield Property"),         fifteenth lease year (9)                                 year
Huntington, West Virginia (the"Hunting-
ton Property"), Hurricane, West Virginia
(the "Hurricane Property"), Milton, West
Virginia (the "Milton Property"),
Ronceverte, West Virginia (the "Ronceverte
Property"),  Beckley, West Virginia (the
"Beckley Property"), Belle, West Virginia
(the "Belle Property"), Cross Lanes, West
Virginia (the "Cross Lanes Property") and
Marietta, Ohio (the "Marietta Property").


                                             - 12 -




                                                                    Lease Expira-
                                               Purchase     Date      tion and          Minimum                          Option
Property Location and Competition              Price (1)  Acquired  Renewal Options  Annual Rent (2)  Percentage Rent  To Purchase
The Beaver Property is located on the
north side of U.S. Route 19 in Beaver,
Raleigh County, West Virginia, in an area
of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Beaver Property include a
McDonald's, a Hardee's, a Wendy's, and a
Long John Silver's.

The Bluefield Property is located on the north side of Bluefield Avenue in Bluefield, Mercer County, West Virginia, in an area of mixed retail, commercial, and residential development. Other fast-food and family-style restaurants located in proximity to the Bluefield Property include a McDonald's, a Hardee's, a Captain D's, and a Shoney's. (11)

The Huntington Property is located on the south side of Madison Avenue in Huntington, Cabell County, West Virginia, in an area of mixed retail, commercial, and residential development. Other fast-food and family-style restaurants located in proximity to the Huntington Property include an Arby's, three Burger Kings, a Chi Chi's, two Dairy Queens, a Hardee's, a
KFC, a Long John Silver's, two McDonald's, a Papa John's, a Rax, a Red Lobster, a
Steak & Ale, a Taco Bell, and several
local restaurants.


                                     - 13 -



                                                                    Lease Expira-
                                               Purchase     Date      tion and          Minimum                          Option
Property Location and Competition              Price (1)  Acquired  Renewal Options  Annual Rent (2)  Percentage Rent  To Purchase

The Hurricane Property is located on the southwest side of Hurricane Creek Road in Hurricane, Putnam County, West Virginia, in an area of mixed retail, commercial, and residential development. Other fast-food and family-style restaurants located in proximity to the Hurricane Property include a McDonald's, a Subway Sandwich
Shop, and several local restaurants. (11)

The Milton Property is located on the
northeast corner of East Main Street and Brickyard Avenue in Milton, Cabell County,
West Virginia, in an area of mixed retail, commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Milton Property include a McDonald's, a
Subway Sandwich Shop, a Dairy Queen, and several local restaurants.

The Ronceverte Property is located on the north side of Seneca Trail in Ronceverte, Greenbrier County, West Virginia, in an area of mixed retail, commercial, and residential development. Other fast-food and family-style restaurants located in proximity to the Ronceverte Property include a KFC, a Long John Silver's, a Subway Sandwich Shop, and several local restaurants.









                                     - 14 -


                                                                    Lease Expira-
                                               Purchase     Date      tion and          Minimum                          Option
Property Location and Competition              Price (1)  Acquired  Renewal Options  Annual Rent (2)  Percentage Rent  To Purchase

The Beckley Property is located on the
north side of Harper Road in Beckley,
Raleigh County, West Virginia, in an area of mixed retail, commercial, and residential development. Other fast-food and family-style restaurants located in proximity to the Beckley Property include a McDonald's, a Long John Silver's, a
Wendy's, a Shoney's, a Bob Evans, a Subway
Sandwich Shop, a Hardee's, and several
local restaurants.

The Belle Property is located on the
southwest side of Dupont Avenue in Belle, Kanawha County, West Virginia, in an area of mixed retail, commercial, and residential development. Other fast-food and family-style restaurants located in proximity to the Belle Property include several local restaurants.

The Cross Lanes Property is located on the northwest side of Goff Mountain Road in Cross Lanes, Kanawha County, West
Virginia, in an area of mixed retail,
commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Cross Lanes Property include a Hardee's, a
Papa John's, a Captain D's, a McDonald's, a Taco Bell, a Bob Evans, a Wendy's, a
Shoney's a KFC, and several local
restaurants.





                                     - 15 -


                                                                               Lease Expira-
                                                Purchase           Date          tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

The Marietta Property is located on the
east side of Acme Street in Marietta,
Washington County, Ohio, in an area of
mixed retail, commercial, and residential
development. Other fast-food and family-
style restaurants located in proximity to
the Marietta Property include a Burger
King, a Captain D's, a Dairy Queen, an
Elby's Big Boy, a KFC, a Long John
Silver's, a McDonald's, a Papa John's, a
Subway Sandwich Shop, a Taco Bell, a
Wendy's, and several local restaurants.
(11)


Denny's (17)                                  $367,672          06/05/96       06/2016; two
(the "Hillsboro Property")                    (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Hillsboro Property is located on the      costs) (3)
south side of Highway 22 in Hillsboro,
Hill County, Texas, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Hillsboro Property include a
McDonald's, an Arby's, a Whataburger, a
KFC, a Golden Corral, and a Grandy's.




                                                Minimum                                               Option
Property Location and Competition           Annual Rent (2)                      Percentage Rent    To Purchase


Denny's (17)                               10.625% of Total Cost (4);          for each lease       during the
(the "Hillsboro Property")                 increases by 11% after the          year, (i) 5% of      eighth,
Restaurant to be constructed               fifth lease year and after          annual gross         tenth, and
                                           every five years thereafter         sales minus (ii)     twelfth lease
The Hillsboro Property is located on the   during the lease term               the minimum          years only
south side of Highway 22 in Hillsboro,                                         annual rent for
Hill County, Texas, in an area of mixed                                        such lease year
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Hillsboro Property include a
McDonald's, an Arby's, a Whataburger, a
KFC, a Golden Corral, and a Grandy's.



                                     - 16 -

                                                                               Lease Expira-
                                              Purchase            Date           tion and
Property Location and Competition             Price (1)         Acquired       Renewal Options

Denny's (17)                                  $977,256          06/05/96       12/2015; two
(the "McKinney Property")                     (excluding                       five-year renewal
Existing restaurant                           closing                          options
                                              costs)
The McKinney Property is located at the
southwest quadrant of the intersection of
White Avenue and U.S. 75 in McKinney,
Collin County, Texas, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the McKinney Property include an
Applebee's, an Arby's, a Boston Market, a
Jack in the Box, a Chili's, a Dairy Queen,
an IHOP, a Golden Corral, a Pizza Hut, and
several local restaurants.

Wendy's (14)                                  $586,143          06/05/96       06/2016; two
(the "Camarillo Property")                    (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Camarillo Property is located at the      costs) (3)
southwest quadrant of Las Posas Road and
the Ventura Freeway in Camarillo, Ventura
County, California, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Camarillo Property include an
Applebee's, a Del Taco, a McDonald's, and
several local restaurants.


                                                        Minimum                                              Option
Property Location and Competition                  Annual Rent (2)                      Percentage Rent      To Purchase
Denny's (17)                                       $104,013; increases by 11%          for each lease       during the
(the "McKinney Property")                          after the fifth lease year and      year, (i) 5% of      eighth,
Existing restaurant                                after every five years              annual gross         tenth, and
                                                   thereafter during the lease         sales minus (ii)     twelfth lease
The McKinney Property is located at the            term                                the minimum          years only
southwest quadrant of the intersection of                                              annual rent for
White Avenue and U.S. 75 in McKinney,                                                  such lease year
Collin County, Texas, in an area of mixed                                              (6)
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the McKinney Property include an
Applebee's, an Arby's, a Boston Market, a
Jack in the Box, a Chili's, a Dairy Queen,
an IHOP, a Golden Corral, a Pizza Hut, and
several local restaurants.

Wendy's (14)                                       10.25% of Total Cost; increases     for each lease       at any time
(the "Camarillo Property")                         to 10.76% of Total Cost during      year, (i) 6% of      after the
Restaurant to be constructed                       the fourth through sixth lease      annual gross         seventh lease
                                                   years, increases to 11.95% of       sales minus (ii)     year
The Camarillo Property is located at the           Total Cost during the seventh       the minimum
southwest quadrant of Las Posas Road and           through tenth lease years,          annual rent for
the Ventura Freeway in Camarillo, Ventura          increases to 12.70% of Total        such lease year
County, California, in an area of mixed            Cost during the eleventh
retail, commercial, and residential                through fifteenth lease years
development.  Other fast-food and family-          and increases to 13.97% of
style restaurants located in proximity to          Total Cost during the sixteenth
the Camarillo Property include an                  through twentieth lease years
Applebee's, a Del Taco, a McDonald's, and          (4)
several local restaurants.






                                                                               Lease Expira-
                                                 Purchase         Date            tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

Wendy's (14)                                  $66,153           06/05/96       05/2015; two
(the "Sevierville Property")                  (excluding        (3)            five-year renewal
Restaurant to be constructed                  closing and                      options followed
                                              development                      by one fifteen-
The Sevierville Property is located on the    costs) (3)                       year renewal
west side of Highway 441 in Sevierville,                                       option
Sevier County, Tennessee, in an area of
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Sevierville Property include a Damon's
Ribs, an IHOP, a Ruby Tuesday's, and
several local restaurants.

Boston Market (15)                            $408,879          06/18/96       06/2011; five
(the "Ellisville Property")                   (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Ellisville Property is located on the     costs) (3)
north side of Manchester Road, in
Ellisville, St.  Louis County, Missouri,
in an area of mixed retail, commercial,
and residential development.  Other fast-
food and family-style restaurants located
in proximity to the Ellisville Property
include a KFC, a Burger King, a Ponderosa,
a Taco Bell, a McDonald's, a Long John
Silver's, a Pizza Hut, a Hardee's, a Steak
and Shake, a Red Lobster, and several
local restaurants.



                                                           Minimum                                               Option
Property Location and Competition                       Annual Rent (2)                 Percentage Rent      To Purchase

Wendy's (14)                                         12.204% of Total Cost (4);          for each lease       upon the
(the "Sevierville Property")                         increases by 8% after the fifth     year, (i) 6% of      expiration of
Restaurant to be constructed                         lease year and after every five     annual gross         the initial
                                                     years thereafter during the         sales times the      term of the
The Sevierville Property is located on the           lease term                          Building Overage     lease and
west side of Highway 441 in Sevierville,                                                 Multiplier (12)      during any
Sevier County, Tennessee, in an area of                                                  minus (ii) the       renewal
mixed retail, commercial, and residential                                                minimum annual       period
development.  Other fast-food and family-                                                rent for such        thereafter
style restaurants located in proximity to                                                lease year           (13)
the Sevierville Property include a Damon's
Ribs, an IHOP, a Ruby Tuesday's, and
several local restaurants.

Boston Market (15)                                   10.40% of Total Cost (4);           for each lease       at any time
(the "Ellisville Property")                          increases by 10% after the          year after the       after the
Restaurant to be constructed                         fifth lease year and after          fifth lease year,    fifth lease
                                                     every five years thereafter         (i) 5% of annual     year
The Ellisville Property is located on the            during the lease term               gross sales minus
north side of Manchester Road, in                                                        (ii) the minimum
Ellisville, St.  Louis County, Missouri,                                                 annual rent for
in an area of mixed retail, commercial,                                                  such lease year
and residential development.  Other fast-
food and family-style restaurants located
in proximity to the Ellisville Property
include a KFC, a Burger King, a Ponderosa,
a Taco Bell, a McDonald's, a Long John
Silver's, a Pizza Hut, a Hardee's, a Steak
and Shake, a Red Lobster, and several
local restaurants.



                             -18-




                                                                              Lease Expirat-
                                                Purchase        Date            tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options
Boston Market (15)                            $603,386          06/19/96       06/2011; five
(the "Golden Valley Property") Restaurant     (excluding                       five-year renewal
to be constructed                             closing and                      options
                                              development
The Golden Valley Property is located on      costs) (3)
the north side of Highway 55 at Rhode
Island Avenue in Golden Valley, Hennepin
County, Minnesota, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Golden Valley Property include a
McDonald's, a Perkins, and several local
restaurants.

Jack in the Box (16)                          $396,646          06/19/96       06/2014; four
(the "Humble #1 Property")                    (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Humble #1 Property is located at the      costs) (3)
north side of FM 1960 East in Humble,
Harris County, Texas, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Humble Property include a KFC, a
McDonald's, a Taco Bell, a Wendy's, and a
Burger King.


                                                         Minimum                                            Option
Property Location and Competition                      Annual Rent (2)             Percentage Rent      To Purchase
Boston Market (15)                               10.40% of Total Cost (4);           for each lease       at any time
(the "Golden Valley Property") Restaurant        increases by 10% after the          year after the       after the
to be constructed                                fifth lease year and after          fifth lease year,    fifth lease
                                                 every five years thereafter         (i) 5% of annual     year
The Golden Valley Property is located on         during the lease term               gross sales minus
the north side of Highway 55 at Rhode                                                (ii) the minimum
Island Avenue in Golden Valley, Hennepin                                             annual rent for
County, Minnesota, in an area of mixed                                               such lease year
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Golden Valley Property include a
McDonald's, a Perkins, and several local
restaurants.

Jack in the Box (16)                             10.75% of Total Cost (4);           for each lease       at any time
(the "Humble #1 Property")                       increases by 8% after the fifth     year, (i) 5% of      after the
Restaurant to be constructed                     lease year and by 10% after         annual gross         seventh lease
                                                 every five years thereafter         sales minus (ii)     year
The Humble #1 Property is located at the         during the lease term               the minimum
north side of FM 1960 East in Humble,                                                annual rent for
Harris County, Texas, in an area of mixed                                            such lease year
retail, commercial, and residential                                                  (6)
development.  Other fast-food and family-
style restaurants located in proximity to
the Humble Property include a KFC, a
McDonald's, a Taco Bell, a Wendy's, and a
Burger King.





                                     - 19 -




                                                                                  Lease Expira-
                                                   Purchase          Date           tion and
Property Location and Competition                  Price (1)       Acquired       Renewal Options

Boston Market                                     $350,358          07/09/96       07/2011; five
(the "Corvallis Property")                        (excluding                       five-year renewal
Restaurant to be constructed                      closing and                      options
                                                  development
                                                  costs) (3)
The Corvallis Property is located at the
southeast quadrant of the intersection of
Highway 99 and Northeast Circle Boulevard
in Corvallis, Benton County, Oregon, in an
area of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Corvallis Property
include a KFC, a Wendy's, a Subway
Sandwich Shop, a Sizzler, a McDonald's, a
Burger King, a Taco Bell, and several
local restaurants.

Jack in the Box (16)                              $343,160          07/09/96       07/2014; four
(the "Houston #1 Property")                       (excluding                       five-year renewal
Restaurant to be constructed                      closing and                      options
                                                  development
The Houston #1 Property is located on the         costs) (3)
east side of Veterans Memorial Drive with
an access easement on Beltway 8 in
Houston, Harris County, Texas, in an area
of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Houston #1 Property
include a Whataburger, an Arby's, a KFC, a
Burger King, and several local
restaurants.


                                                         Minimum                                              Option
Property Location and Competition                   Annual Rent (2)                   Percentage Rent      To Purchase
Boston Market                                      10.38% of Total Cost (4);           for each lease       at any time
(the "Corvallis Property")                         increases by 10% after the          year after the       after the
Restaurant to be constructed                       fifth lease year and after          fifth lease year,    fifth lease
                                                   every five years thereafter         (i) 5% of annual     year
                                                   during the lease term               gross sales minus
The Corvallis Property is located at the                                               (ii) the minimum
southeast quadrant of the intersection of                                              annual rent for
Highway 99 and Northeast Circle Boulevard                                              such lease year
in Corvallis, Benton County, Oregon, in an
area of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Corvallis Property
include a KFC, a Wendy's, a Subway
Sandwich Shop, a Sizzler, a McDonald's, a
Burger King, a Taco Bell, and several
local restaurants.

Jack in the Box (16)                               10.75% of Total Cost (4);           for each lease       at any time
(the "Houston #1 Property")                        increases by 8% after the fifth     year, (i) 5% of      after the
Restaurant to be constructed                       lease year and by 10% after         annual gross         seventh lease
                                                   every five years thereafter         sales minus (ii)     year
The Houston #1 Property is located on the          during the lease term               the minimum
east side of Veterans Memorial Drive with                                              annual rent for
an access easement on Beltway 8 in                                                     such lease year
Houston, Harris County, Texas, in an area                                              (6)
of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Houston #1 Property
include a Whataburger, an Arby's, a KFC, a
Burger King, and several local
restaurants.




                                     - 20 -




                                                                               Lease Expira-
                                                Purchase           Date          tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

Arby's (18)                                   $739,628          07/10/96       07/2016; two
(the "Kendallville Property")                 (excluding                       five-year renewal
Existing restaurant                           closing                          options
                                              costs)
The Kendallville Property is located on
the north side of West North Street in
Kendallville, Noble County, Indiana, in an
area of mixed retail, commercial and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Kendallville Property
include a KFC, a McDonald's, a Wendy's, a
Pizza Hut, a Subway Sandwich Shop, and
several local restaurants

Boston Market                                 $499,820          07/15/96       07/2011; five
(the "Rockwall Property")                     (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Rockwall Property is located on the       costs) (3)
northeast corner of FM 740 and the to be
constructed Steger Town Drive in Rockwall,
Rockwall County, Texas, in an area of
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Rockwall Property include an Arby's, a
Jack in the Box, a Dairy Queen, a KFC, a
McDonald's, a Pizza Hut, a Sonic Drive-In,
a Whataburger, a Wendy's, a Chili's, a
Taco Bell, and several local restaurants.



                                                       Minimum                                               Option
Property Location and Competition                   Annual Rent (2)                  Percentage Rent      To Purchase
Arby's (18)                                       $75,812; increases by 4.14%         for each lease       during the
(the "Kendallville Property")                     after the third lease year and      year, (i) 4% of      seventh and
Existing restaurant                               after every three years             annual gross         tenth lease
                                                  thereafter during the lease         sales minus (ii)     years only
The Kendallville Property is located on           term                                the minimum
the north side of West North Street in                                                annual rent for
Kendallville, Noble County, Indiana, in an                                            such lease year
area of mixed retail, commercial and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Kendallville Property
include a KFC, a McDonald's, a Wendy's, a
Pizza Hut, a Subway Sandwich Shop, and
several local restaurants

Boston Market                                     10.38% of Total Cost (4);           for each lease       at any time
(the "Rockwall Property")                         increases by 10% after the          year after the       after the
Restaurant to be constructed                      fifth lease year and after          fifth lease year,    fifth lease
                                                  every five years thereafter         (i) 4% of annual     year
The Rockwall Property is located on the           during the lease term               gross sales minus
northeast corner of FM 740 and the to be                                              (ii) the minimum
constructed Steger Town Drive in Rockwall,                                            annual rent for
Rockwall County, Texas, in an area of                                                 such lease year
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Rockwall Property include an Arby's, a
Jack in the Box, a Dairy Queen, a KFC, a
McDonald's, a Pizza Hut, a Sonic Drive-In,
a Whataburger, a Wendy's, a Chili's, a
Taco Bell, and several local restaurants.



                                      -21-



                                                                                Lease Expira-
                                                 Purchase           Date           tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

Boston Market (19)                            $762,737          07/24/96       07/2011; five
(the "Upland Property")                       (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Upland Property is located at the         costs) (3)
northeast quadrant of the intersection of
Mountain Avenue and Foothill Boulevard,
Upland, San Bernardino County, California
in an area of mixed retail, commercial,
and residential development.  Other fast-
food and family-style restaurants located
in proximity to the Upland Property
include an Burger King, a Taco Bell, a
KFC, two Del Taco's, a Jack in the Box, a
McDonald's, an Outback Steakhouse and
several local restaurants.

Jack in the Box (16)                          $387,621          08/05/96       07/2014; four
(the "Houston #2 Property")                   (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Houston #2 Property is located on the     costs (3)
south side of Interstate 45 and U.S.
Highway 90A in Houston, Harris County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Houston #2 Property include two
Whataburger's, a Taco Bell, a Wendy's, a
Pizza Hut, a Little Caesar's, a
McDonald's, and a local restaurant.





                                                     Minimum                                              Option
Property Location and Competition                Annual Rent (2)                Percentage Rent      To Purchase

Boston Market (19)                           10.38% of Total Cost (4);           for each lease       at any time
(the "Upland Property")                      increases by 10% after the          year after the       after the
Restaurant to be constructed                 fifth lease year and after          fifth lease year,    fifth lease
                                             every five years thereafter         (i) 4% of annual     year
The Upland Property is located at the        during the lease term               gross sales minus
northeast quadrant of the intersection of                                        (ii) the minimum
Mountain Avenue and Foothill Boulevard,                                          annual rent for
Upland, San Bernardino County, California                                        such lease year
in an area of mixed retail, commercial,
and residential development.  Other fast-
food and family-style restaurants located
in proximity to the Upland Property
include an Burger King, a Taco Bell, a
KFC, two Del Taco's, a Jack in the Box, a
McDonald's, an Outback Steakhouse and
several local restaurants.

Jack in the Box (16)                         10.75% of Total Cost (4);           for each lease       at any time
(the "Houston #2 Property")                  increases by 8% after the fifth     year, (i) 5% of      after the
Restaurant to be constructed                 lease year and by 10% after         annual gross         seventh lease
                                             every five years thereafter         sales minus (ii)     year
The Houston #2 Property is located on the    during the lease term               the minimum
south side of Interstate 45 and U.S.                                             annual rent for
Highway 90A in Houston, Harris County,                                           such lease year
Texas, in an area of mixed retail,                                               (6)
commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Houston #2 Property include two
Whataburger's, a Taco Bell, a Wendy's, a
Pizza Hut, a Little Caesar's, a
McDonald's, and a local restaurant.




                                     - 22 -






                                                                               Lease Expira-
                                                 Purchase           Date           tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

Applebee's                                    $879,753          08/23/96       08/2016; two
(the "Montclair Property")                    (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Montclair Property is located on a pad    costs) (3)
site within the Montclair Plaza Regional
Mall, on the east side of Montevista
Avenue, north of I-10, in Montclair, San
Bernardino County, California, in an area
of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Montclair Property
include an Olive Garden, a Tony Roma's, a
Red Lobster, and a local restaurant.

Golden Corral                                 $997,296          08/23/96       05/2010; three
(the "Brooklyn Property")                     (excluding        (21)           five-year renewal
Existing restaurant                           closing                          options
                                              costs)
The Brooklyn Property is located at
Northcliff Avenue and Ridge Road in
Brooklyn, Cuyahoga County, Ohio, in an
area of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Brooklyn Property include
an Applebee's, a McDonald's, a Dunkin
Donuts, a Boston Market, and several local
restaurants.




                                                          Minimum                                          Option
Property Location and Competition                     Annual Rent (2)               Percentage Rent      To Purchase

Applebee's                                       11% of Total Cost (4);              for each lease       at any time
(the "Montclair Property")                       increases by 10% after the          year, (i) 5% of      after the
Restaurant to be constructed                     fifth lease year and after          annual gross         fifth lease
                                                 every five years thereafter         sales minus (ii)     year (20)
The Montclair Property is located on a pad       during the lease term               the minimum
site within the Montclair Plaza Regional                                             annual rent for
Mall, on the east side of Montevista                                                 such lease year
Avenue, north of I-10, in Montclair, San
Bernardino County, California, in an area
of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Montclair Property
include an Olive Garden, a Tony Roma's, a
Red Lobster, and a local restaurant.

Golden Corral                                    $142,823; increases by 10%          for each lease       upon the
(the "Brooklyn Property")                        after the fifth lease year and      year, (i) 4% of      expiration of
Existing restaurant                              after every five years              annual gross         the lease
                                                 thereafter during the lease         sales minus (ii)     (13)
The Brooklyn Property is located at              term                                the minimum
Northcliff Avenue and Ridge Road in                                                  annual rent for
Brooklyn, Cuyahoga County, Ohio, in an                                               such lease year
area of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Brooklyn Property include
an Applebee's, a McDonald's, a Dunkin
Donuts, a Boston Market, and several local
restaurants.



                                     - 23 -





                                                                                        Lease Expira-
                                                         Purchase           Date           tion and
Property Location and Competition                        Price (1)       Acquired       Renewal Options

Boston Market (19)                                     $664,898          09/06/96       09/2011; five
(the "La Quinta Property")                             (excluding                       five-year renewal
Restaurant to be constructed                           closing and                      options
                                                       development
The La Quinta Property is located on a pad             costs) (3)
site within the Albertson's/Walmart
Shopping Center, at the northeast quadrant
of State Highway 111 and Simon Drive, in
La Quinta, Riverside County, California,
in an area of mixed retail, commercial,
residential, and recreational development.
Other fast-food and family-style
restaurants located in proximity to the La
Quinta Property include a Taco Bell, a
McDonald's, and several local restaurants.

Boston Market                                          $559,682          09/17/96       07/2011; five
(the "Merced Property")                                (excluding                       five-year renewal
Restaurant to be constructed                           closing and                      options
                                                       development
The Merced Property is located at the                  costs) (3)
northwest corner of the intersection of
"M" Street and Olive Avenue in Merced,
Merced County, California, in an area of
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Merced Property include a Burger King,
an IHOP, a Jack in the Box, a McDonald's,
a Pizza Hut, a Red Lobster, and several
local restaurants.




                                                                  Minimum                                             Option
Property Location and Competition                               Annual Rent (2)               Percentage Rent      To Purchase

 Boston Market (19)                                        10.38% of Total Cost (4);           for each lease       at any time
 (the "La Quinta Property")                                increases by 10% after the          year after the       after the
 Restaurant to be constructed                              fifth lease year and after          fifth lease year,    fifth lease
                                                           every five years thereafter         (i) 4% of annual     year
 The La Quinta Property is located on a pad                during the lease term               gross sales minus
 site within the Albertson's/Walmart                                                           (ii) the minimum
 Shopping Center, at the northeast quadrant                                                    annual rent for
 of State Highway 111 and Simon Drive, in                                                      such lease year
 La Quinta, Riverside County, California,
 in an area of mixed retail, commercial,
 residential, and recreational development.
 Other fast-food and family-style
 restaurants located in proximity to the La
 Quinta Property include a Taco Bell, a
 McDonald's, and several local restaurants.

 Boston Market                                             10.38% of Total Cost (4);           for each lease       at any time
 (the "Merced Property")                                   increases by 10% after the          year after the       after the
 Restaurant to be constructed                              fifth lease year and after          fifth lease year     fifth lease
                                                           every five years thereafter         (i) 4% of annual     year
 The Merced Property is located at the                     during the lease term               gross sales minus
 northwest corner of the intersection of                                                       (ii) the minimum
 "M" Street and Olive Avenue in Merced,                                                        annual rent for
 Merced County, California, in an area of                                                      such lease year
 mixed retail, commercial, and residential
 development.  Other fast-food and family-
 style restaurants located in proximity to
 the Merced Property include a Burger King,
 an IHOP, a Jack in the Box, a McDonald's,
 a Pizza Hut, a Red Lobster, and several
 local restaurants.


                                     - 24 -







                                                                                Lease Expira-
                                                Purchase           Date           tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options

Ryan's Family Steak House                     $654,588          09/18/96       09/2016; two
(the "Spring Hill Property")                  (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Spring Hill Property is located at the    costs) (3)
northwest corner of Cortez Boulevard and
Chambord Street in Spring Hill, Hernando
County, Florida, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Spring Hill Property include an
Arby's, a McDonald's, a Subway Sandwich
Shop, a Wendy's, and a local restaurant.

Arby's (18)                                   $790,676          09/18/96       09/2016; two
(the "Avon Property")                         (excluding                       five-year renewal
Existing restaurant                           closing                          options
                                              costs)
The Avon Property is located on the
southwest corner of Avon Crossing Drive
and Merchants Drive in the Avon Crossing
Shopping Center, in Avon, Hendricks
County, Indiana, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Avon Property include a Burger King, a
McDonald's, a Noble Roman's Pizza, a Taco
Bell, a Wendy's, and several local
restaurants.





                                                         Minimum                                            Option
Property Location and Competition                     Annual Rent (2)                 Percentage Rent      To Purchase

Ryan's Family Steak House                         10.875% of Total Cost (4);          for each lease       at any time
(the "Spring Hill Property")                      increases by 12% after the          year, (i) 5% of      after the
Restaurant to be constructed                      fifth lease year and after          annual gross         tenth lease
                                                  every five years thereafter         sales minus (ii)     year
The Spring Hill Property is located at the        during the lease term               the minimum
northwest corner of Cortez Boulevard and                                              annual rent for
Chambord Street in Spring Hill, Hernando                                              such lease year
County, Florida, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Spring Hill Property include an
Arby's, a McDonald's, a Subway Sandwich
Shop, a Wendy's, and a local restaurant.

Arby's (18)                                       $81,044; increases by 4.14%         for each lease       during the
(the "Avon Property")                             after the third lease year and      year, (i) 4% of      seventh and
Existing restaurant                               after every three years             annual gross         tenth lease
                                                  thereafter during the lease         sales minus (ii)     years only
The Avon Property is located on the               term                                the minimum
southwest corner of Avon Crossing Drive                                               annual rent for
and Merchants Drive in the Avon Crossing                                              such lease year
Shopping Center, in Avon, Hendricks
County, Indiana, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Avon Property include a Burger King, a
McDonald's, a Noble Roman's Pizza, a Taco
Bell, a Wendy's, and several local
restaurants.



                                     - 25 -






                                                                               Lease Expira-
                                              Purchase            Date           tion and
Property Location and Competition             Price (1)         Acquired       Renewal Options
Boston Market (15)                            $697,652          09/19/96       09/2011; five
(the "Florissant Property")                   (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Florissant Property is located on the     costs) (3)
north side of U.S. Highway 67 North,
northeast of the intersection of North
Waterford Road and U.S. Highway 67, in
Florissant, St. Louis County, Missouri, in
an area of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Florissant Property
include an Applebee's, a Burger King, a
Church's Fried Chicken, a Dairy Queen, a
Denny's, a Domino's, a KFC, a McDonald's,
a Ponderosa, a Rally's, a Shoney's, a
Subway Sandwich Shop, two Taco Bell's, a
Wendy's, a White Castle, and several local
restaurants.

Applebee's                                    $732,477          09/19/96       09/2016; two
(the "Salinas Property")                      (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Salinas Property is located on the        costs) (3)
west side of North Davis Road in the
Westridge Shopping Center, in Salinas,
Monterey County, California, in an area of
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Salinas Property include an IHOP, and
several local restaurants.



                                                       Minimum                                                Option
Property Location and Competition                   Annual Rent (2)                  Percentage Rent      To Purchase
Boston Market (15)                               10.38% of Total Cost (4);           for each lease       at any time
(the "Florissant Property")                      increases by 10% after the          year after the       after the
Restaurant to be constructed                     fifth lease year and after          fifth lease year     fifth lease
                                                 every five years thereafter         (i) 5% of annual     year
The Florissant Property is located on the        during the lease term               gross sales minus
north side of U.S. Highway 67 North,                                                 (ii) the minimum
northeast of the intersection of North                                               annual rent for
Waterford Road and U.S. Highway 67, in                                               such lease year
Florissant, St. Louis County, Missouri, in
an area of mixed retail, commercial, and
residential development.  Other fast-food
and family-style restaurants located in
proximity to the Florissant Property
include an Applebee's, a Burger King, a
Church's Fried Chicken, a Dairy Queen, a
Denny's, a Domino's, a KFC, a McDonald's,
a Ponderosa, a Rally's, a Shoney's, a
Subway Sandwich Shop, two Taco Bell's, a
Wendy's, a White Castle, and several local
restaurants.

Applebee's                                       10.87% of Total Cost (4);           for each lease       at any time
(the "Salinas Property")                         increases by 10% after the          year, (i) 5% of      after the
Restaurant to be constructed                     fifth lease year and after          annual gross         seventh lease
                                                 every five years thereafter         sales minus (ii)     year
The Salinas Property is located on the           during the lease term               the minimum
west side of North Davis Road in the                                                 annual rent for
Westridge Shopping Center, in Salinas,                                               such lease year
Monterey County, California, in an area of
mixed retail, commercial, and residential
development.  Other fast-food and family-
style restaurants located in proximity to
the Salinas Property include an IHOP, and
several local restaurants.




                                     - 26 -






                                                                                 Lease Expira-
                                                 Purchase           Date           tion and
Property Location and Competition               Price (1)       Acquired       Renewal Options
Burger King                                   $940,934          10/02/96       12/2016; two
(the "Chicago Property")                      (excluding                       five-year renewal
Restaurant to be constructed                  closing and                      options
                                              development
The Chicago Property is located on the        costs)(3)
southwest corner of 40th Street and
Pulaski Road, in Chicago, Cook County,
Illinois, in an area of mixed retail,
commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Chicago Property include an Arby's, a Long
John Silver's, and a local restaurant.





                                                       Minimum                                       Option
Property Location and Competition                   Annual Rent (2)          Percentage Rent      To Purchase
Burger King                                     11% of Total Cost (4)        for each lease       None
(the "Chicago Property")                                                     year, (i) 8.5% of
Restaurant to be constructed                                                 annual gross
                                                                             sales minus (ii)
The Chicago Property is located on the                                       the minimum
southwest corner of 40th Street and                                          annual rent for
Pulaski Road, in Chicago, Cook County,                                       such lease year
Illinois, in an area of mixed retail,
commercial, and residential development.
Other fast-food and family-style
restaurants located in proximity to the
Chicago Property include an Arby's, a Long
John Silver's, and a local restaurant.


FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

Property                          Federal Tax Basis                 Property                          Federal Tax Basis
Hamden Property                       $1,195,000                    Rockwall Property                   $  422,000
Knoxville Property                       510,000                    Upland Property                        433,000
Port Richey Property                   1,208,000                    Houston #2 Property                    595,000
Hillsboro Property                       742,000                    Montclair Property                     825,000
McKinney Property                        627,000                    Brooklyn Property                    1,040,000
Camarillo Property                       672,000                    La Quinta Property                     485,000
Sevierville Property                     519,000                    Merced Property                        401,000
Ellisville Property                      635,000                    Spring Hill Property                 1,363,000
Golden Valley Property                   529,000                    Avon Property                          484,000
Humble #1 Property                       610,000                    Florissant Property                    618,000
Corvallis Property                       624,000                    Salinas Property                       648,000
Houston #1 Property                      620,000                    Chicago Property                       753,000
Kendallville Property                    304,000


(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Hamden, Port Richey and Hillsboro Properties, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public or (iii) a specified number of days (ranging from 150 to 180) after execution of the lease. For the Knoxville, Camarillo, Sevierville, Montclair, Spring Hill and Salinas Properties, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) a specified number of days (ranging from 120 to 180) after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Corvallis, Ellisville, Golden Valley and Rockwall Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease or (ii) the date the tenant receives from the landlord its final funding of the construction costs. For the Humble #1, Houston #1 and Houston #2 Properties, minimum annual rent will become due and payable on the earlier of (i) the date the restaurant opens for business to the public or (ii) 180 days after the execution of the lease. For the Upland, La Quinta, Merced and Florissant Properties, minimum annual rent will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the Chicago Property, minimum annual rent will become due and payable on the possession date, which is December 28, 1996 (the "Possession Date"). During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Knoxville, Camarillo, Sevierville, Ellisville, Golden Valley, Humble #1, Corvallis, Houston #1, Rockwall, Upland, Houston #2, Montclair, La Quinta, Merced, Spring Hill, Florissant and Salinas Properties, as described above, the tenant shall pay monthly "interim rent" equal to a specified rate per annum (ranging from 10.25% to 11%) of the amount funded by the Company in connection with the purchase and construction of the Properties. For the Chicago Property, "interim rent" equal to 11 percent per annum of the amount funded by the Company in connection with the purchase and construction of the Property shall accrue prior to the Possession Date and shall be payable in a single lump sum at the time of final funding of the construction costs.

(3) The Company accepted an assignment of an interest in the ground lease relating to the Hamden and Sevierville Properties effective April 24, 1996 and June 5, 1996, respectively, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development costs not in excess of the amounts specified below. The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:


         Property                        Estimated Maximum Cost                     Estimated Final Completion Date
         Hamden Property                      $1,200,972                            Opened for business August 26, 1996
         Knoxville Property                      830,966                            Opened for business July 8, 1996
         Port Richey Property                  1,675,000                            Opened for business September 30, 1996
         Hillsboro Property                    1,119,248                            April 1, 1997
         Camarillo Property                    1,264,789                            Opened for business July 28, 1996
         Sevierville Property                    517,571                            Opened for business June 13, 1996
         Ellisville Property                   1,026,746                            Opened for business September 3, 1996
         Golden Valley Property                1,128,899                            Opened for business September 30, 1996
         Humble #1 Property                      949,413                            Opened for business September 12, 1996
         Corvallis  Property                     952,684                            Opened for business October 6, 1996
         Houston #1 Property                     926,397                            Opened for business September 25, 1996
         Rockwall Property                       795,087                            January 11, 1997
         Upland Property                         977,643                            Opened for business September 30, 1996
         Houston #2 Property                     926,235                            Opened for business July 14, 1996
         Montclair Property                    1,654,545                            February 19, 1997
         La Quinta Property                      951,872                            March 5, 1997

                                     - 24 -


         Property                        Estimated Maximum Cost                 Estimated Final Completion Date
         Merced Property                         930,834                            March 16, 1997
         Spring Hill Property                  1,881,818                            February 15, 1997
         Florissant Property                   1,264,986                            March 18, 1997
         Salinas Property                      1,339,000                            February 6, 1997
         Chicago Property                      1,613,636                            December 28, 1996

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement, and in the case of the Hamden, Port Richey and Hillsboro Properties, (iv) "construction financing costs" during the development period.

(5) If the lessee exercises its purchase option after the third lease year and before the eleventh lease year, the purchase price to be paid by the lessee shall be equal to the net present value of the monthly lease rental payments for the remainder of the lease term (including previous and scheduled rent increases) discounted at the lesser of (i) 11% per annum, or (ii) the then-current annual yield on 7-year Treasury securities plus 4.5%, plus the full amount of any late fees, default interest, enforcement costs or other sums otherwise due or payable by the lessee under the lease. If the lessee exercises its option after the tenth lease year, the purchase price to be paid by the lessee shall be equal to the net present value of the monthly lease payments for the remainder of the lease term (based, however, for purposes hereof on the initial monthly installment amount of annual rental and not including previous and scheduled increases) discounted at 11% per annum, plus the full amount of any late fees, default interest, enforcement costs or other sums otherwise due or payable by the lessee under the lease.

(6) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(7) If the Property is not producing percentage rent and the lessee determines, in good faith, that the restaurant has become uneconomic and unsuitable the lessee may elect, during the first through seventh and again during the tenth through 15th lease years:

         (i) to purchase the Property for a purchase price, net of closing costs, equal to the greater of (a) the then fair-market value of the Property as determined by an independent appraisal, or (b) 100% of the Company's original cost for the Property if the Company is successful in effectuating the lessee's purchase through a tax-free "like-kind" exchange, or 120% of the Company's original cost for the Property if a tax-free, "like-kind" exchange is not effectuated; or

         (ii) to sublet the Property as described in the section of the Prospectus entitled "Description of Property Leases - Assignment and Sublease;" or

         (iii) to substitute the Property for another Golden Corral restaurant property on terms similar to those described in the section of the Prospectus entitled "Description of Property Leases - Substitution of Properties."

(8) The lease relating to this Property is a land lease only. The Company entered into a Mortgage Loan evidenced by a Master Mortgage Note for $3,888,000 collateralized by building improvements. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in July 1996.

(9) If the lessee exercises one or both of its renewal options, minimum annual rent will increase by 12% after the expiration of the original lease term and after five years thereafter during any subsequent lease term.

(10) The Company entered into a Master Lease Agreement for the Beaver, Bluefield, Huntington, Hurricane, Milton, Ronceverte, Beckley, Belle, Cross Lanes and Marietta Properties.

(11) The Company and the lessee entered into remediation and indemnity agreements on May 17, 1996, with the seller of the land and an adjacent site owner/operator (the "Indemnitors") due to Phase I and Phase II environmental testing results indicating that there were action levels of environmental contamination on the Bluefield, Hurricane and Marrieta Properties relating to underground gasoline storage tanks from one property adjacent to the Hurricane Property and past use of the other two Properties. Under the remediation and indemnity agreements, the Indemnitors have agreed to notify all applicable federal, state, or local government agencies or authorities of the environmental contamination, to undertake all remediation work on these sites at no expense to the Company or lessee, and to indemnify, defend and hold harmless the Company, the lessee and investors from losses arising out of or related to any claim, action, proceeding, lawsuit, notice of violation or demand by any (i) governmental authority in connection with the presence of any environmental contamination, (ii) failure of the Indemnitors to notify any applicable governmental authorities,
         (iii) remediation work, and (iv) claim, action, proceeding, lawsuit, or demand by third parties who are not the successors in interest of the indemnified parties and are not affiliated with the indemnified parties. If as to any of the affected sites, the remediation work is not satisfactorily completed within two years after the effective date, such that the Company is willing, in its discretion, to remain the owner of a particular affected site, the Company may "put" the particular affected site back to the seller, and the seller will purchase the Company's ownership interest in the affected site.

(12)     The "Building Overage Multiplier" is calculated as follows:

                  Building Overage Multiplier = (purchase price of the building)/[purchase price of the building + (annual rent due under the land lease/land lease cap rate)]

(13) In the event that the aggregate amount of percentage rent paid by the lessee to the Company over the term of the lease shall equal or exceed 15% of the purchase price paid by the Company, then the option purchase price shall equal one dollar. In the event that the aggregate percentage rent paid shall be less than 15% of the purchase price paid by the Company, then the option purchase price shall equal the difference of 15% of the purchase price, less the aggregate percentage rent paid to the landlord by the lessee under the lease.

(14) The lessee of the Knoxville, Camarillo, and Sevierville Properties is the same unaffiliated lessee.

(15) The lessee of the Ellisville, Golden Valley and Florissant Properties is the same unaffiliated lessee.

(16) The lessee of the Humble #1, Houston #1 and Houston #2 Properties is the same unaffiliated lessee.

(17) The lessee of the Hillsboro and McKinney Properties is the same unaffiliated lessee.

(18) The lessee of the Kendallville and Avon Properties is the same unaffiliated lessee.

(19) The lessee of the Upland and La Quinta Properties is the same unaffiliated lessee.

(20) The lessee also has the option to purchase the Property after the lessee operates at least five Applebee's restaurants.

(21) The Company accepted an assignment of an interest in the ground lease relating to the Brooklyn Property effective August 23, 1996.

BORROWING AND SECURED EQUIPMENT LEASES

         Between April 10, 1996 and October 3, 1996, the Company obtained six advances totalling $2,364,072 under its $15,000,000 Loan. The proceeds of the advances were used to acquire Equipment for five restaurant properties at a cost of approximately $2,364,072, including Secured Equipment Lease Servicing Fees of $46,292 to the Advisor. Four of the six advances are fully amortizing term loans repayable over six years and bear interest at a rate per annum equal to 215 basis points above the Reserve Adjusted LIBOR Rate (as defined in the Loan). The two remaining advances relating to the Winnemucca Secured Equipment Lease are considered to be an interest only loan for the first three months and upon obtaining an additional advance prior to the fourth month (December 1996) will become a fully amortizing term loan repayable over the duration of the Winnemucca Secured Equipment Lease, but in no event greater than six years. The advances will bear interest at a rate per annum equal to 215 basis points above the Reserve Adjusted LIBOR Rate (as defined in the Loan).

         The following table sets forth a summary of the principal terms of the acquisition and lease of the Equipment.

                            SECURED EQUIPMENT LEASES

                  From April 10, 1996 through October 3, 1996



Description                                Purchase Price (1)        Date Acquired         Lease Expiration
Equipment for Golden Corral                $538,790                   06/14/96                 06/2003
restaurant in Middleburg Heights,          (excluding closing
Ohio (8)(10)                               costs and Secured
(The "Middleburg Heights Secured           Equipment Lease
Equipment Lease")                          Servicing Fee)


Equipment for Golden Corral                $560,411 (excluding        07/02/96                 07/2003
restaurant in Brooklyn,                    closing costs and
Ohio (8)                                   Secured Equipment
(The "Brooklyn Secured Equipment           Lease Servicing Fee)
Lease")

Equipment for TGI Friday's                 $509,573 (excluding        07/15/96                 07/2001
restaurant in Hazlet, New                  closing costs and
Jersey (9)                                 Secured Equipment
(The "Hazlet Secured Equipment             Lease Servicing Fee)
Lease")

Equipment for TGI Friday's                 $562,742 (excluding        08/09/96                 08/2001
restaurant in Marlboro, New Jersey (9)     closing costs and
(The "Marlboro Secured Equipment           Secured Equipment
Lease")                                    Lease Servicing Fee)

Equipment for Denny's restaurant in        $143,075 (5)                    (5)                     (6)
Winnemucca, Nevada                         (excluding closing
(The "Winnemucca Secured Equipment         costs and Secured
Lease")                                    Equipment Lease
                                           Servicing Fee)



Description                              Annual Rent (2)        To Purchase
Equipment for Golden Corral                $109,617                 (3)
restaurant in Middleburg Heights,
Ohio (8)(10)
(The "Middleburg Heights Secured
Equipment Lease")


Equipment for Golden Corral                $113,994                 (3)
restaurant in Brooklyn,
Ohio (8)
(The "Brooklyn Secured Equipment
Lease")

Equipment for TGI Friday's                 $132,664                 (4)
restaurant in Hazlet, New
Jersey (9)
(The "Hazlet Secured Equipment
Lease")

Equipment for TGI Friday's                 $146,484 (2)             (4)
restaurant in Marlboro, New Jersey (9)
(The "Marlboro Secured Equipment
Lease")

Equipment for Denny's restaurant in             (6)                 (7)
Winnemucca, Nevada
(The "Winnemucca Secured Equipment
Lease")

--------------------------------------------------------------------
FOOTNOTES:

(1) The Secured Equipment Lease is expected to be treated as a loan secured by personal property for federal income tax purposes.

(2) Rental payments due under the Secured Equipment Lease are payable monthly, commencing on the effective date of the lease.

(3) At the end of the lease term, if no event of default has occurred under the terms of the Secured Equipment Lease, the lessee will have the option to purchase the Equipment for $1.

(4) Lessee may purchase the Equipment prior to the expiration of the Secured Equipment Lease, at the then present value of the remaining rental payments, discounted at a rate of ten percent per annum.

(5) On August 28, 1996, the Company obtained an advance of $102,570 for partial funding of the Equipment for a restaurant property in Winnemucca, Nevada. On September 30, 1996, the Company obtained another advance of $44,157 for additional funding of the Equipment for the restaurant property. The Company anticipates obtaining another advance under its Loan totalling $146,727 to fund the balance of the acquisition price of the Equipment within four months of obtaining the initial advance of $102,570 described above.

(6) The temporary Secured Equipment Lease entered into on August 28, 1996, had a term of four months and required the payment of monthly rent of $913. On September 30, 1996, the temporary Secured Equipment Lease was amended to have a term of three months and requires the payment of monthly rent of $1,306. Upon funding the balance of the Equipment purchase price, which is expected to occur in the fourth month following the initial Equipment funding, the Company will enter into a final Secured Equipment Lease. The final Secured Equipment Lease is expected to have a term of approximately seven years and provide for the payment of rent (payable monthly) in an amount equal to the total purchase price of the Equipment plus interest at a rate of 10.68% per annum.

(7) Lessee may purchase the Equipment prior to the expiration of the final Secured Equipment Lease, at the then present value of the remaining rental payments, discounted at a rate of 10.68% per annum.

(8) The lessee of the Middleburg Heights and Brooklyn Secured Equipment Leases is the same unaffiliated lessee.

(9) The lessee of the Hazlet and Marlboro Secured Equipment Leases is the same unaffiliated lessee.

(10) The lessee of the Middleburg Heights Secured Equipment Lease leases the restaurant property from an Affiliate of the Advisor.

                            MANAGEMENT COMPENSATION

FEES AND EXPENSES PAID TO THE
ADVISOR AND ITS AFFILIATES

         Selling Commissions and Marketing Support and Due Diligence Expense Reimbursement Fee. In connection with the formation of the Company and the offering of the Shares, the Managing Dealer will receive Selling Commissions of 7.5% (a maximum of $11,250,000 if 15,000,000 Shares are sold), and a marketing support and due diligence expense reimbursement fee of 0.5% (a maximum of $750,000 if 15,000,000 Shares are sold), of the total amount raised from the sale of Shares, computed at $10.00 per Share sold ("Gross Proceeds"). The Managing Dealer in turn may reallow Selling Commissions of up to 7% on Shares sold, and all or a portion of the 0.5% marketing support and due diligence expense reimbursement fee to certain Soliciting Dealers, who are not Affiliates of the Company. As of June 30, 1996, the Company had incurred $5,761,249 for Selling Commissions due to the Managing Dealer, a substantial portion ($5,285,916) of which has been paid as commissions to other Soliciting Dealers. In addition, as of June 30, 1996, the Company had incurred $384,083 in marketing support and due diligence expense reimbursement fees due to the Managing Dealer. A portion of these fees has been reallowed to other Soliciting Dealers, and all due diligence expenses will be paid from such fees.

         Soliciting Dealer Servicing Fee. The Company will incur a Soliciting Dealer Servicing Fee in the amount of .20% of Invested Capital (a maximum of $300,000 if 15,000,000 Shares are sold). The Soliciting Dealer Servicing Fee will be payable on December 31 of each year, commencing on December 31 of the year following the year in which the offering terminates, and generally will be payable to the Managing Dealer, which in turn may reallow all or a portion of such fee to Soliciting Dealers whose clients held Shares on such date. The Company has determined, however, that the Company may pay the Soliciting Dealer Servicing Fee directly to any Soliciting Dealer exempt from registration as a broker-dealer and whose clients held Shares on such date. As of June 30, 1996, no such fees had been incurred by the Company.

         Acquisition Fees. The Advisor is entitled to receive acquisition fees for services in identifying the Properties and structuring the terms of the acquisition and leases of the Properties equal to 4.5% of Gross Proceeds, payable by the Company as Acquisition Fees. As of June 30, 1996, the Company had incurred $3,456,749 in such acquisition fees payable to the Advisor. Acquisition fees incurred by the Company as of June 30, 1996, are included as part of the cost of land and buildings on operating leases, net investment in direct financing lease and other assets.

         Development/Construction Management Fees to Affiliates of the Company. In connection with the acquisition of Properties that have been constructed or renovated by Affiliates, the Company will incur development/construction management fees of generally 5% to 10% of the cost of constructing or renovating a Property, payable to Affiliates of the Company as Acquisition Fees. Such fees will be included in the purchase price of Properties purchased from developers that are Affiliates of the Company. See "Business Site Selection and Acquisition of Properties." Development/construction management fees, which are based on the number of Properties purchased from developers that are Affiliates of the Company, the cost of construction or renovation of such Properties and the percentage amount of each development/construction management fee, are not determinable at this time. As of June 30, 1996, no such fees had been incurred by the Company.

         Construction Financing Fees to Affiliates of the Company. In connection with the acquisition of Properties from affiliated or unaffiliated developers, to whom Affiliates of the Company have provided construction financing, the Company will incur construction financing fees, payable to Affiliates of the Company as Acquisition Fees. Such fees will be in an amount equal to generally 1% to 2% of the total amount of each loan plus the difference between the Affiliate - lender's cost of funds and the amount of interest charged to the developer with such difference determined by applying an annual percentage rate of generally 1.5% to 3% throughout the duration of the loan to the outstanding amount of the loan. Such fees will be included in the purchase price of Properties purchased from developers that receive such loans. See "Business Site Selection and Acquisition of Properties." Construction loan fees, which are based on the number of Properties for which Affiliates of the Company provide construction financing, the amount and duration of such loans and the amount of each construction financing fee, are not determinable at this time. As of June 30, 1996, no such fees had been incurred by the Company.

         The total of all Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed an amount equal to 6% of the Real Estate Asset Value of a Property unless a majority of the Board of Directors, including a majority of the Independent Directors, not otherwise interested in the transaction approves fees in excess of these limits subject to a determination that the transaction is commercially competitive, fair and reasonable to the Company.

         Asset Management Fee. For managing the Properties, the Advisor will be entitled to receive a monthly Asset Management Fee of one-twelfth of .60% of the Company's Real Estate Asset Value (generally, the total amount invested in the Properties, exclusive of Acquisition Fees and Acquisition Expenses) as of the end of the preceding month. As of June 30, 1996, the Company had incurred 105,375 of such fees, $7,725 of which has been capitalized as part of the cost of building for Properties under construction.

         Mortgage Management Fee. For managing mortgage loans, the Advisor will be entitled to receive a monthly Mortgage Management Fee of one-twelfth of .60% of the total principal amount of the Mortgage Loans as of the end of the preceding month. As of June 30, 1996, the Company had incurred $23,101 of such fees.

         Secured Equipment Lease Servicing Fee. For negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program, the Advisor will be entitled to receive from the Company a one-time Secured Equipment Lease Servicing Fee of 2% of the purchase price of the Equipment that is the subject of a Secured Equipment Lease. As of June 30, 1996, the Company had incurred $10,776 of such fees.

         Real Estate Disposition Fee. Prior to Listing, the Advisor may receive a real estate disposition fee of 3% of the gross sales price of one or more Properties for providing substantial services in connection with the Sale, which will be deferred and subordinated until the stockholders have received Distributions equal to the sum of 100% of the stockholders' aggregate Invested Capital plus an aggregate, annual, cumulative, noncompounded 8% return on their Invested Capital, excluding Distributions attributable to proceeds of the Sale of a Property (the "Stockholders' 8% Return"). Upon Listing, if the Advisor has accrued but not been paid such real estate disposition fee, then for purposes of determining whether the subordination conditions have been satisfied, stockholders will be deemed to have received a Distribution in an amount equal to the product of the total number of Shares outstanding and the average closing prices of the Shares over a period, beginning 180 days after Listing, of 30 days during which the Shares are traded. See "The Advisor and The Advisory Agreement -The Advisory Agreement." As of June 30, 1996, no such fees had been incurred by the Company.

         Subordinated Share of Net Sales Proceeds. A subordinated share of Net Sales Proceeds will be paid to the Advisor upon the Sale of one or more Properties or Secured Equipment Leases in an amount equal to 10% of Net Sales Proceeds. This amount will be subordinated and paid only after the stockholders have received Distributions equal to the sum of 100% of the stockholders' aggregate Invested Capital, plus the Stockholders' 8% Return. As of June 30, 1996, no such amounts had been incurred by the Company.

         Administrative and Other Expenses. The Advisor provides accounting and administrative services (including accounting and administrative services in connection with the Offering of Shares) to the Company on a day-to-day basis. As of June 30, 1996, the Company had incurred $1,136,195 of such costs that are included in stock issuance costs and $222,034 of such costs that are included in general and administrative expenses.

         Reimbursement of Out-of-Pocket Expenses. The Advisor and its Affiliates are entitled to receive reimbursement, at cost, for expenses they incur for Organizational and Offering Expenses, Acquisition Expenses and Operating Expenses. As of June 30, 1996, the Advisor and its Affiliates had incurred $3,061,811, $239,012, and $204,036 on behalf of the Company for Organizational and Offering Expenses, Acquisition Expenses, and Operating Expenses, respectively.

                            SELECTED FINANCIAL DATA

         The following table sets forth certain financial information for CNL American Properties Fund, Inc., and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Financial Statements included in Exhibit B to this Prospectus Supplement and Exhibit B to the Prospectus.


                                                                                            May 2,
                                                                                          1994 (Date
                                              Six Months Ended                           of Inception)
                                                   June 30,              Year Ended         through
                                                    1996                 December 31,     December 31,
                                                 (Unaudited)               1995               1994
                                              ------------------      ---------------      ---------
         Revenues                                  $2,381,472          $   659,131        $    -
         Net earnings                               1,689,042              368,779             -
         Cash distributions declared (1)            1,868,487              638,618             -
         Funds from operations (2)                  1,892,079              470,592             -
         Earnings per Share                              0.30                 0.19             -
         Cash distributions declared per Share           0.33                 0.34             -
         Funds from operations per Share (2)             0.33                 0.25             -
         Weighted average number of Shares
            outstanding (3)                         5,649,041            1,898,350             -


                                  June 30,
                                    1996        December 31,    December 31,
                                 (Unaudited)       1995            1994
                                 -----------    -------------   ------------

         Total assets            $70,597,609     $33,603,084     $929,585
         Total equity             66,240,326      31,980,648      200,000


         (1) Approximately 15 percent and 40 percent of cash distributions ($0.05 and $0.14 per Share) for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively, represents a return of capital in accordance with generally accepted accounting principles ("GAAP"). Cash distributions treated as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net earnings on a GAAP basis. The Company has not treated such amount as a return of capital for purposes of calculating the stockholders' Invested Capital and the Stockholders' 8% Return, as described in the Prospectus.

         (2) Funds from operations are net earnings, excluding depreciation of $199,860 and $100,318 and amortization expense of joint venture capitalized costs of $3,177 and $1,495 for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively. Funds from operations are generally considered by industry analysts to be the most appropriate measure of performance and do not necessarily represent cash provided by operating activities in accordance with generally accepted accounting principles and are not necessarily indicative of cash available to meed cash needs.

         (3) The weighted average number of Shares outstanding is based upon the period the Company was operational.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

INTRODUCTION

         The Company is a Maryland corporation that was organized on May 2, 1994, to acquire Properties, directly or indirectly through Joint Venture or co-tenancy arrangements, to be leased on a long-term, "triple- net" basis to operators of certain Restaurant Chains. In addition, the Company may provide Mortgage Loans for the purchase of buildings, generally by tenants that lease the underlying land from the Company. To a lesser extent, the Company intends to offer Secured Equipment Leases to operators of Restaurant Chains. Secured Equipment Leases will be funded from the proceeds of the Loan, in an amount up to 10% of Gross Proceeds from the offering, which the Company has obtained.

         As of June 30, 1996, the Company owned 68 Properties (including one Property through a joint venture arrangement consisting of land and building, 29 consisting of land and building, five consisting of building only and 33 consisting of land only and in connection with which the Company provided Mortgage Loans to the tenant for the purchase of the buildings on the Properties). Of the 68 Properties, 14 were under construction at June 30, 1996. In addition, as of June 30, 1996, the Company had entered into one Secured Equipment Lease.

LIQUIDITY AND CAPITAL RESOURCES

         In April 1995, the Company commenced an offering of its Shares of common stock. As of June 30, 1996, the Company had received subscription proceeds of $76,816,648 (7,681,665 Shares) from the offering, including $243,167 (24,317 Shares) through the Reinvestment Plan.

         As of June 30, 1996, net proceeds to the Company from its offering of Shares and capital contributions from the Advisor after deduction of Selling Commissions, Marketing Support and Due Diligence Expense Reimbursement Fees and Organizational and Offering Expenses, totalled $66,669,610. As of June 30, 1996, approximately $63,189,000 had been used to invest, or committed for investment, in 68 Properties (14 of which were undeveloped land on which a restaurant was being constructed), in providing mortgage financing of $12,363,000 to the tenants of the 33 Properties consisting of land only and to pay Acquisition Fees to the Advisor totalling $3,456,749 and certain Acquisition Expenses. The Company acquired 11 of the 68 Properties from Affiliates, for purchase prices totalling approximately $8,419,000. The Affiliates had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by the Company. Each Property was acquired at a cost no greater than the lesser of the cost of the Property to the Affiliate (including carrying costs) or the Property's appraised value. The Company expects to use Net Offering Proceeds from the sale of Shares to purchase additional Properties, to fund construction costs relating to the Properties under construction and to make Mortgage Loans. The number of Properties to be acquired and Mortgage Loans to be entered into will depend upon the amount of Net Offering Proceeds available to the Company.

         On March 5, 1996, the Company entered into a line of credit (the "Loan") and security agreement with a bank. The Loan is to be used by the Company to offer Secured Equipment Leases. The Loan provides that the Company will be able to receive advances of up to $15,000,000 until March 4, 1998. Generally, advances under the Loan will be fully amortizing term loans repayable in terms equal to the duration of the Secured

Equipment Leases, but in no event greater than 72 months. In addition, advances for short-term needs (to acquire equipment to be leased under Secured Equipment Leases) may be requested in an aggregate amount which does not exceed the Revolving Sublimit (defined in the Loan as $1,000,000) and such advances may be repaid and readvanced; provided, however, that advances made pursuant to the Revolving Sublimit shall be converted to term loans the earlier of (i) the end of each 60 day period following the closing date (defined in the Loan as March 5, 1996), or (ii) when the aggregate amount outstanding equals or exceeds $1,000,000. Interest on advances made pursuant to the Revolving Sublimit shall be paid monthly in arrears. In addition, principal amounts under advances pursuant to the Revolving Sublimit, if not sooner paid or converted into term loans, shall be paid, together with any unpaid interest relating to such advances, to the bank on March 5, 1998. Generally, all advances under the Loan will bear interest at either (i) a rate per annum equal to 215 basis points above the Reserve Adjusted LIBOR Rate (as defined in the Loan) or (ii) a rate per annum equal to the bank's prime rate, whichever the Company selects at the time advances are made. As a condition of obtaining the Loan, the Company agreed to grant to the bank a first security interest in the Secured Equipment Leases. In connection with the Loan, the Company incurred a commitment fee, legal fees and closing costs of $53,500 relating to the Loan. As of June 30, 1996, the Company had obtained two advances totalling $603,745 relating to the Loan. The proceeds were used to fund a Secured Equipment Lease at a cost of approximately $550,000, including a Secured Equipment Lease Servicing Fee of $10,776 to the Advisor and to pay loan costs of $53,500 described above. The Company expects to use the proceeds of the Loan to fund the Secured Equipment Lease program, as described above. The Company intends to limit advances under the Loan to 10% of Gross Proceeds of the offering.

         The Company has entered into various development agreements with tenants which provide terms and specifications for the construction of buildings the tenants have agreed to lease once construction is completed. The agreements provide a maximum amount of development costs (including the purchase price of the land and closing costs) to be paid by the Company. The aggregate maximum development costs the Company has agreed to pay is approximately $17,499,600, of which approximately $11,111,000 in land and other costs had been incurred as of June 30, 1996. The buildings under construction as of June 30, 1996, are expected to be operational by October 1996. In connection with the purchase of each Property, the Company, as lessor, entered into a long-term lease agreement.

         During the period July 1, 1996 through October 3, 1996, the Company acquired 15 additional Properties (two Properties consisting of land and building, 12 Properties consisting of undeveloped land on which restaurants are being constructed and one Property consisting of building only) for cash at a total cost of approximately $10,001,000, excluding development and closing costs. The development costs (including the purchase of the land and closing costs) to be paid by the Company relating to the 12 Properties under construction are estimated to be approximately $14,215,000. The buildings under construction are expected to be operational by March 1997.

         The Company presently is negotiating to acquire additional Properties, but as of October 3, 1996, had not acquired any such Properties.

         In addition, during the period July 1, 1996 through October 3, 1996, the Company obtained four additional advances totalling approximately $1,814,000 under its $15,000,000 Loan. The proceeds of the advances were used to fund three Secured Equipment Leases at a cost of approximately $1,814,000, including Secured Equipment Lease Servicing Fees of $35,516 paid to the Advisor.

         In connection with the Company's advances under the Loan, as of October 3, 1996, the Company had converted a total of approximately $2,271,000 from variable rate advances to fixed rate advances (at rates ranging from 8.75% to nine percent per annum).

         As of October 3, 1996, the Company had received subscription proceeds of $104,484,211 (10,448,421 Shares) from 5,788 stockholders, including $391,348
(39,135 Shares) issued pursuant to the Reinvestment Plan. As of October 3, 1996, the Company had invested, or committed for investment, approximately $80,000,000 of such proceeds in 83 Properties, had provided mortgage financing to the tenants of the 33 Properties consisting of land only through Mortgage Loans, and had paid Acquisition Fees and Acquisition Expenses, leaving approximately $11,900,000 in Net Offering Proceeds available for investment in Properties and Mortgage Loans. As of October 3, 1996, the Company had incurred $4,701,789 in Acquisition Fees due to the Advisor.

         Properties are and will be leased on a triple-net basis, meaning that tenants are generally required to pay all repairs and maintenance, property taxes, insurance and utilities. Rental payments under the leases are expected to exceed the Company's operating expenses. For these reasons, no short-term or long-term liquidity problems currently are anticipated by management.

         Until Properties are acquired, or Mortgage Loans are entered into, by the Company, all offering proceeds are held in short-term, highly liquid investments which management believes to have appropriate safety of principal. This investment strategy provides high liquidity in order to facilitate the Company's use of these funds to acquire Properties at such time as Properties suitable for acquisition are located or to fund Mortgage Loans. At June 30, 1996, the Company had $13,369,577 invested in such short-term investments as compared to $11,508,445 at December 31, 1995. The increase in the amount invested in short-term investments reflects subscription proceeds derived from the sale of shares during the six months ended June 30, 1996. These funds will be used primarily to purchase and develop or renovate Properties (directly or indirectly through joint venture arrangements), to make Mortgage Loans, to pay organization and offering and acquisition costs, to pay Distributions to stockholders, to meet Company expenses and, in management's discretion, to create cash reserves.

         During the six months ended June 30, 1996 and 1995, Affiliates of the Company incurred on behalf of the Company $495,800 and $222,894, respectively, for certain Organizational and Offering Expenses. In addition, during the six months ended June 30, 1996 and 1995, Affiliates of the Company incurred on behalf of the Company $107,383 and $42,703 for certain Acquisition Expenses and $149,802 and $12,680 for certain Operating Expenses. As of June 30, 1996, the Company owed the Advisor $121,283 for such amounts, accounting and administrative expenses and Acquisition Fees. As of August 6, 1996, the Company had reimbursed all such amounts. The Advisor has agreed to pay or reimburse to the Company all Organizational and Offering Expenses in excess of three percent of gross offering proceeds. Other liabilities to unrelated parties increased to $3,852,773 at June 30, 1996, from $1,173,776 at December 31, 1995, primarily as a result of the accrual of construction costs incurred and unpaid as of June 30, 1996.

         During the six months ended June 30, 1996 and 1995, the Company generated cash from operations (which includes cash received from tenants and interest and other income received, less cash paid for operating expenses) of $1,568,399 and $7,970, respectively. Based on current and anticipated future cash from operations, the Company declared Distributions to the stockholders of $1,868,487 and $15,148 during the six months ended June 30, 1996 and 1995, respectively ($1,100,354 and $15,148 for the quarters ended June 30, 1996 and 1995, respectively). On July 1, 1996, August 1, 1996, and September 1, 1996, the Company declared Distributions to its stockholders totalling $458,646, $515,906 and $559,599, respectively, payable in September 1996. In addition, on October 1, 1996, the Company declared Distributions to its stockholders totalling $615,914 payable in December 1996. For the six months ended June 30, 1996, approximately 85 percent of the Distributions received by stockholders were considered to be ordinary income and 15 percent were considered a return of capital for federal income tax purposes. However, no amounts distributed or to be distributed to the stockholders as of October 3, 1996, are required to be or have been treated by the Company as a return of capital for purposes of calculating the stockholders' return on their Invested Capital.

         Management believes that the Properties are adequately covered by insurance. The Advisor has obtained contingent liability and property coverage for the Company. This insurance policy is intended to reduce the Company's exposure in the unlikely event a tenant's insurance policy lapses or is insufficient to cover a claim relating to the Property.

         The Company's investment strategy of acquiring Properties for cash and leasing them under triple-net leases to operators who meet specified financial standards is expected to minimize the Company's Operating Expenses. Accordingly, management believes that any anticipated decrease in the Company's liquidity in 1996, due to its investment of available Net Offering Proceeds in Properties and Mortgage Loans, will not have an adverse effect on the Company's operations. During the operational stage, management believes that the leases will generate cash flow in excess of Operating Expenses. Since the leases are expected generally to have an initial term of 15 to 20 years, with two or more five-year renewal options, and provide for specified percentage rent in addition to the annual base rent and, in certain cases, increases in the base rent at specified times during the terms of the leases, it is anticipated that rental income will increase over time.

         Due to anticipated low Operating Expenses, rental income expected to be obtained from Properties after they are acquired, the fact that as of October 3, 1996, the Company had entered into Secured Equipment Leases for amounts borrowed under the Loan and the fact that payments due to the Company from the Secured Equipment Leases are expected to exceed debt service requirements for the Loan, management does not believe that working capital reserves will be necessary at this time. Management has the right to cause the Company to maintain reserves if, in their discretion, they determine such reserves are required to meet the Company's working capital needs.

         Management expects that the cash generated from operations will be adequate to pay Operating Expenses.

RESULTS OF OPERATIONS

         No significant operations commenced until the Company received the minimum offering proceeds of $1,500,000 on June 1, 1995.

         As of June 30, 1996, the Company and its consolidated joint venture had purchased 68 Properties, including one which is owned through a Joint Venture consisting of land and building, 29 Properties consisting of land and building, five Properties consisting of building only and 33 Properties consisting of land only, and entered into lease agreements relating to these Properties. The leases provide for minimum base annual rental payments (payable in monthly installments) ranging from approximately $89,700 to $467,500. In addition, certain leases provide for percentage rent based on sales in excess of a specified amount. The majority of the leases also provide that, commencing in generally the sixth lease year, the annual base rent required under the terms of the leases will increase.

         During the six months ended June 30, 1996 and 1995, the Company and its consolidated joint venture, CNL/Corral South Joint Venture, earned $1,704,185 and $369, respectively, in rental income from operating leases and earned income from the direct financing lease from 54 Properties and "interim rent" for nine of the 14 Properties under construction at June 30, 1996, $905,104 and $369 of which was earned during the quarters ended June 30, 1996 and 1995, respectively. No rental income was earned for five of the 14 Properties under construction as of June 30, 1996, due to the fact that rent does not generally commence until the earlier of (i) the date the restaurant opens for business to the public,
(ii) the date the certificate of occupancy for the restaurant is issued or (iii) a specified time after the execution of the lease (ranging from 150 to 180 days). As of October 3, 1996, four of these Properties were operational and rental payments had commenced. The fifth Property is expected to be operational by April 1997. Because the Company did not commence significant operations until it received the minimum offering proceeds on June 1, 1995, and has not yet acquired all of its Properties, revenues for the six months ended June 30, 1996, represent only a portion of revenues which the Company is expected to earn in future periods in which the Company's Properties are operational.

         During the six months ended June 30, 1996, the Company entered into two Mortgage Loans in the principal sum of $12,363,000, collateralized by a mortgage on the buildings relating to 33 Pizza Hut Properties. The Mortgage Loans bear interest at a rate of 10.75% per annum and are being collected in 240 equal monthly installments totalling $125,513. In connection therewith, the Company earned $465,498 in interest income relating to such Mortgage Loans during the six months ended June 30, 1996, $280,549 of which was earned during the quarter ended June 30, 1996.

         During the quarter ended June 30, 1996, two lessees, or groups of affiliated lessees of the Company, Golden Corral Corporation and Castle Hill Holdings V, L.L.C. and Castle Hill Holdings VI, L.L.C. (hereinafter referred to as Castle Hill), each contributed more than ten percent of the Company's total rental income. Golden Corral Corporation is the lessee under leases relating to five restaurants and Castle Hill is the lessee under leases relating to 33 restaurants. During the quarter ended June 30, 1996, the Company also earned $280,549 in interest income from mortgage notes receivable under which Castle Hill is the borrower. In addition, two restaurant chains, Golden Corral Family Steakhouse and Pizza Hut each accounted for more than ten percent of the Company's total rental income during the quarter ended June 30, 1996. Because the Company has not yet completed its acquisition of Properties, it is not possible to determine which lessees or Restaurant Chains will contribute more than ten percent of the Company's rental income during the remainder of 1996 and subsequent years, with the exception of Castle Hill and Pizza Hut, both of which the Company anticipates will contribute more than ten percent of the Company's income during the remainder of 1996 and subsequent years. In the event that certain lessees, borrowers or Restaurant Chains contribute more than ten percent of the Company's total income in the current and future years, any failure of such lessees, borrowers or Restaurants Chains could materially affect the Company's income.

         During the six months ended June 30, 1996 and 1995, the Company also earned $211,789 and $7,828, respectively, in interest income from investments in money market accounts or other short-term, highly liquid investments and other income, $135,940 and $7,828 of which was earned during the quarters ended June 30, 1996 and 1995, respectively. Interest income from investing in money market accounts or other short-term, highly liquid investments is expected to increase as the Company invests subscription proceeds in highly liquid investments pending the acquisition of Properties or investing in Mortgage Loans. However, as Net Offering Proceeds are invested in Properties and used to make Mortgage Loans, interest income from investments in money market accounts or other short-term, highly liquid investments is expected to decrease.

         Operating expenses, including depreciation and amortization expense, were $670,107 and $3,742 for the six months ended June 30, 1996 and 1995, respectively, of which $369,568 and $3,742 were incurred during the quarters ended June 30, 1996 and 1995, respectively. Operating expenses increased during the quarter and six months ended June 30, 1996, as compared to the quarter and six months ended June 30, 1995, primarily as a result of the fact that the Company did not commence operations until June 1, 1995. General and administrative expenses as a percentage of total revenues is expected to decrease as the Company acquires additional Properties and the Properties under construction become operational. However, depreciation and amortization expense is expected to increase as the Company acquires additional Properties.

                     THE ADVISOR AND THE ADVISORY AGREEMENT

THE ADVISORY AGREEMENT

         The Advisory Agreement was renewed for a period of one year with the unanimous approval of the Board of Directors, including the Independent Directors, and shall expire on April 19, 1997, subject to successive one-year renewals upon mutual consent of the parties.

                                 SUMMARY OF THE
                      ARTICLES OF INCORPORATION AND BYLAWS

DESCRIPTION OF CAPITAL STOCK

         The Company will not issue share certificates except to stockholders who make a written request to the Company.

                                  ADDENDUM TO
                                   EXHIBIT B

                             FINANCIAL INFORMATION

THE UPDATED PRO FORMA FINANCIAL STATEMENTS AND THE UNAUDITED FINANCIAL STATEMENTS OF CNL AMERICAN PROPERTIES FUND, INC. CONTAINED IN THIS ADDENDUM SHOULD BE READ IN CONJUNCTION WITH EXHIBIT B TO THE ATTACHED PROSPECTUS, DATED APRIL 26, 1996.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                     INDEX TO UPDATED FINANCIAL STATEMENTS

                                                                                            Page
                                                                                            ----
Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of June 30, 1996                                  B-2

   Pro Forma Consolidated Statement of Earnings for the six months ended June 30, 1996       B-3

   Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995         B-4

   Notes to Pro Forma Consolidated Financial Statements for the six months ended

      June 30, 1996 and the year ended December 31, 1995                                     B-5

Updated Unaudited Condensed Consolidated Financial Statements:

   Condensed Consolidated Balance Sheets as of June 30, 1996 and December 31, 1995           B-9

   Condensed Consolidated Statements of Earnings for the six months ended June 30, 1996

      and 1995                                                                               B-10

   Condensed Consolidated Statements of Stockholders' Equity for the six months
      ended June 30, 1996 and the year ended December 31, 1995                               B-11

   Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1996
       and 1995                                                                              B-12

   Notes to Condensed Consolidated Financial Statements for the six months ended June 30,
      1996 and 1995                                                                          B-14

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through June 30, 1996, including the receipt of $76,816,648 in gross offering proceeds from the sale of 7,681,665 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 68 properties (including 29 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, five properties which consist of building only and 33 properties consisting of land only), 14 of which were under construction at June 30, 1996, to provide mortgage financing to the lessees of the 33 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses,
(ii) the receipt of $27,667,563 in gross offering proceeds from the sale of 2,766,756 additional shares of common stock during the period July 1, 1996 through October 3, 1996, and (iii) the application of such funds and $1,124,908 of cash and cash equivalents at June 30, 1996, to purchase 15 additional properties acquired during the period July 1, 1996 through October 3, 1996 (12 of which are under construction and consist of land and building, two properties which consist of land and building and one property which consists of building only), to pay additional costs for the 14 properties under construction at June 30, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of June 30, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on June 30, 1996.

         The Pro Forma Consolidated Statements of Earnings for the six months ended June 30, 1996 and the year ended December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the seven of the 83 properties that were owned by the Company as of October 3, 1996, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) June 2, 1995 (the date the Company became operational), to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining 76 properties owned by the Company as of October 3, 1996, due to the fact that these properties did not have a previous rental history.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1996

                                                               Pro Forma
               ASSETS                        Historical       Adjustments         Pro Forma
Land and buildings on operating
  leases, less accumulated depreciation      $39,754,572     $15,942,807 (a)     $55,697,379
Net investment in direct
  financing leases (b)                         3,071,035       7,484,840 (a)      10,555,875
Cash and cash equivalents                     13,369,577      (1,124,908)(a)      12,244,669
Receivables                                      114,842                             114,842
Mortgage notes receivable                     12,432,362                          12,432,362
Prepaid expenses                                  31,396                              31,396
Organization costs, less accumulated
  amortization                                    15,682                              15,682
Loan costs, less accumulated amortization         44,871                              44,871
Accrued rental income                            215,222                             215,222
Other assets                                   1,548,050          53,804 (a)       1,601,854
                                             -----------     -----------         -----------

                                             $70,597,609     $22,356,543         $92,954,152
                                             ===========     ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

  Note payable                               $   603,745                         $   603,745
  Accrued interest payable                         2,462                               2,462
  Accrued construction costs payable           3,097,615     $(3,097,615)(a)              -
  Accounts payable and accrued expenses           74,460                              74,460
  Escrowed real estate taxes payable               9,696                               9,696
  Due to related parties                         206,702                             206,702
  Deferred financing income                       42,518                              42,518
  Rents paid in advance                           22,277                              22,277
                                             -----------     -----------         -----------
      Total liabilities                        4,059,475      (3,097,615)            961,860
                                             -----------     -----------         -----------

Minority interest                                297,808              -              297,808
                                             -----------     -----------         -----------

Stockholders' equity:
  Preferred stock, without par value.

    Authorized and unissued 3,000,000
    shares                                            -                                   -
  Excess shares, $.01 par value per
    share.  Authorized and unissued
    23,000,000 shares                                 -                                   -
  Common stock, $.01 par value per share.
    Authorized 20,000,000 shares; issued
    and outstanding 7,701,665 shares;
    issued and outstanding, as adjusted,
    10,468,421 shares                             77,017          27,668 (a)         104,685
  Capital in excess of par value              66,612,593      25,426,490 (a)      92,039,083
  Accumulated distributions in excess
    of net earnings                             (449,284)                           (449,284)
                                             -----------     -----------         -----------
                                              66,240,326      25,454,158          91,694,484
                                             -----------     -----------         -----------

                                             $70,597,609     $22,356,543         $92,954,152
                                             ===========     ===========         ===========



See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         SIX MONTHS ENDED JUNE 30, 1996

                                                     Pro Forma
                                    Historical      Adjustments       Pro Forma
Revenues:
  Rental income from
    operating leases                $1,618,001      $   43,538 (1)    $1,661,539
  Earned income from
    direct financing leases (2)         86,184          34,282 (1)       120,466
  Interest income from
    mortgage notes receivable          465,498                           465,498
  Other interest and income            211,789         (16,508)(3)       195,281
                                    ----------      ----------        ----------
                                     2,381,472          61,312         2,442,784
                                    ----------      ----------        ----------

Expenses:
  General operating and
    administrative                     269,319                           269,319
  Professional services                 48,391                            48,391
  Asset and mortgage management
    fees to related party               97,673           4,352 (4)       102,025
  State and other taxes                 12,384           1,129 (5)        13,513
  Interest expense                       3,578                             3,578
  Depreciation and amortization        238,762           3,300 (6)       242,062
                                    ----------      ----------        ----------
                                       670,107           8,781           678,888
                                    ----------      ----------        ----------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture         1,711,365          52,531         1,763,896

Minority Interest in Earnings of
  Consolidated Joint Venture           (22,323)                          (22,323)
                                    ----------      ----------        ----------

Net Earnings                        $1,689,042      $   52,531        $1,741,573
                                    ==========      ==========        ==========


Earnings Per Share of
  Common Stock                      $      .30                        $      .31
                                    ==========                        ==========


Weighted Average Number of
  Shares of Common Stock
  Outstanding                        5,649,041                         5,649,041
                                    ==========                        ==========

See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1995

                                                 Pro Forma
                                 Historical     Adjustments      Pro Forma

Revenues:
  Rental income from
    operating leases              $ 498,817       $ 96,945 (1)    $ 595,762
  Earned income from direct
    financing leases (2)             28,935                          28,935
  Contingent rental income           12,024                          12,024
  Interest income                   119,355        (29,664)(3)       89,691
                                  ---------      ---------        ---------
                                    659,131         67,281          726,412
                                  ---------      ---------        ---------

Expenses:
  General operating and
    administrative                  134,759                         134,759
  Professional services               8,119                           8,119
  Asset management fee to
    related party                    23,078          4,368 (4)       27,446
  State taxes                        20,189          1,769 (5)       21,958
  Depreciation and amortization     104,131         14,700 (6)      118,831
                                  ---------      ---------        ---------
                                    290,276         20,837          311,113
                                  ---------      ---------        ---------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture        368,855         46,444          415,299

Minority Interest in Earnings
  of Consolidated Joint Venture         (76)                            (76)
                                  ---------      ---------        ---------

Net Earnings                      $ 368,779      $  46,444        $ 415,223
                                  =========      =========        =========


Earnings Per Share of
  Common Stock (7)                $     .19                       $     .22
                                  =========                       =========


Weighted Average Number
  of Shares of Common Stock
  Outstanding (7)                 1,898,350                       1,905,970
                                  =========                       =========


See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                      AND THE YEAR ENDED DECEMBER 31, 1995

Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $27,667,563 from the issuance of 2,766,756 shares of common stock during the period July 1, 1996 through October 3, 1996 and $1,124,908 of cash and cash equivalents at June 30, 1996, used (i) to acquire 15 properties for $16,423,219 (of which one property consists of building only and 14 properties consist of land and building), (ii) to fund estimated construction costs of $8,910,807 ($3,097,615 of which was accrued as construction costs payable at June 30, 1996) relating to 14 wholly-owned properties under construction at June 30, 1996, (iii) to pay acquisition fees of $1,245,040 ($1,191,236 of which was allocated to properties and $53,804 of which was classified as other assets and will be allocated to future properties) and to pay selling commissions and offering expenses (stock issuance costs) of $2,213,405, which have been netted against capital in excess of par value.

         The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                               Estimated
                                             purchase price
                                            (including con-
                                             struction and       Acquisition
                                             closing costs)         fees
                                             and additional       allocated
                                           construction costs    to property         Total
         Boston Market in Corvallis, OR      $   906,684        $    48,573     $   955,257
         Jack in the Box in Houston, TX          893,681             47,876         941,557
         Arby's in Kendallville, IN              738,326             39,553         777,879
         Boston Market in Rockwall, TX           758,432             40,630         799,062
         Boston Market in Upland, CA             969,780             51,953       1,021,733
         Jack in the Box in Houston, TX          911,104             48,809         959,913
         Applebee's in Montclair, CA           1,593,906             85,388       1,679,294
         Golden Corral in Brooklyn, OH           986,780             52,863       1,039,643
         Boston Market in La Quinta, CA          943,388             50,539         993,927
         Boston Market in Merced, CA             923,356             49,465         972,821
         Arby's in Avon, IN                      789,676             42,304         831,980
         Ryan's in Spring Hill, FL             1,852,027             99,215       1,951,242
         Applebee's in Salinas, CA             1,325,026             70,983       1,396,009
         Boston Market in Florissant, MO       1,253,881             67,172       1,321,053
         Burger King in Chicago, IL            1,577,172             84,491       1,661,663
         Fourteen wholly owned properties
           under construction at
           June 30, 1996                       5,813,192            311,422       6,124,614
                                             -----------        -----------     -----------

                                             $22,236,411        $ 1,191,236     $23,427,647
                                             ===========        ===========     ===========

         Adjustment classified
           as follows:

             Land and buildings on
               operating leases                                                 $15,942,807
             Net investment in
               direct financing
               leases                                                             7,484,840
                                                                                 ----------
                                                                                $23,427,647
                                                                                ===========

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                      AND THE YEAR ENDED DECEMBER 31, 1995

Pro Forma Consolidated Balance Sheet - Continued:

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received. The building portions of ten of the properties have been classified as direct financing leases.

Pro Forma Consolidated Statements of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for the seven of the 83 properties acquired during the period June 2, 1995 (the date the Company began operations) through October 3, 1996 which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) June 2, 1995 (the date the Company became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the seven Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.

                                                              Date Pro Forma
                                           Date Placed       Property Became
                                            in Service        Operational as
                                          By the Company     Rental Property

            Jack in the Box in
              Los Angeles, CA                June 1995            June 1995

            Kenny Rogers Roasters in
              Grand Rapids, MI              August 1995           June 1995

            Kenny Rogers Roasters in
              Franklin, TN                  August 1995           June 1995

            Denny's in Pasadena, TX        September 1995        August 1995

            Denny's in Shawnee, OK         September 1995        August 1995

            Denny's in Grand Rapids, MI      March 1996        September 1995

            Denny's in McKinney, TX           June 1996         December 1995

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                      AND THE YEAR ENDED DECEMBER 31, 1995

Pro Forma Consolidated Statements of Earnings - Continued:

         In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the six months ended June 30, 1996 and the year ended December 31, 1995.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the six months ended June 30, 1996 and the year ended December 31, 1995.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of
         (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $6,219,000 and $5,241,000 for the Pro Forma Properties for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately five percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                      AND THE YEAR ENDED DECEMBER 31, 1995

Pro Forma Consolidated Statements of Earnings - Continued:

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the six months ended June 30, 1996, and during the period the Company was operational, June 2, 1995 (the date following when the Company received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

         As a result of three of the six Pro Forma Properties being treated in the Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995, as placed in service on June 2, 1995 (the date the Company became operational), the Company assumed approximately 347,100 shares of common stock were sold, and the net offering proceeds were available for investment, on June 2, 1995. Due to the fact that approximately 184,800 of these shares of common stock were actually sold subsequently, during the period June 3, 1995 through June 20, 1995, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the period the Company was operational, June 2, 1995 through December 31, 1995.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                              June 30,        December 31,
               ASSETS                           1996              1995
                                             -----------      -----------

Land and buildings on operating leases,
  less accumulated depreciation              $39,754,572     $19,723,726
Net investment in direct financing leases      3,071,035       1,373,882
Cash and cash equivalents                     13,369,577      11,508,445
Receivables                                      114,842         113,613
Mortgage notes receivable                     12,432,362              -
Prepaid expenses                                  31,396           8,090
Organization costs, less accumulated
  amortization of $4,318 and $2,318               15,682          17,682
Loan costs, less accumulated amorti-
  zation of $8,629 at June 30, 1996               44,871              -
Accrued rental income                            215,222          39,142
Other assets                                   1,548,050         818,504
                                             -----------     -----------

                                             $70,597,609     $33,603,084
                                             ===========     ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Note payable                                 $   603,745     $        -
Accrued interest payable                           2,462              -
Accrued construction costs payable             3,097,615       1,058,825
Accounts payable and accrued expenses             74,460          79,904
Escrowed real estate taxes payable                 9,696           9,696
Due to related parties                           206,702         248,584
Deferred financing income                         42,518              -
Rents paid in advance                             22,277          25,351
                                             -----------     -----------
      Total liabilities                        4,059,475       1,422,360
                                             -----------     -----------

Minority interest                                297,808         200,076
                                             -----------     -----------

Commitments (Note 13)

Stockholders' equity:
  Preferred stock, without par value.
    Authorized and unissued 3,000,000
    shares                                            -               -
  Excess shares, $.01 par value per share.
    Authorized and unissued 23,000,000
    shares                                            -               -
  Common stock, $.01 par value per share.
    Authorized 20,000,000 shares, issued
    and outstanding 7,701,665 and 3,865,416,
    respectively                                  77,017          38,654
  Capital in excess of par value              66,612,593      32,211,833
  Accumulated distributions in excess of
    net earnings                                (449,284)       (269,839)
                                             -----------     -----------
      Total stockholders' equity              66,240,326      31,980,648
                                             -----------     -----------

                                             $70,597,609     $33,603,084
                                             ===========     ===========


     See accompanying notes to condensed consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                 CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                                   Quarter Ended                    Six Months Ended
                                      June 30,                          June 30,
                               1996             1995              1996              1995
                            ----------       ----------        ----------        ----------
Revenues:
  Rental income from
    operating leases        $  854,846       $      369        $1,618,001        $      369
  Earned income from
    direct financing
    lease                       50,258               -             86,184                -
  Interest income from
    mortgage notes
    receivable                 280,549               -            465,498                -
  Other interest and
    income                     135,940            7,828           211,789             7,828
                            ----------       ----------        ----------        ----------
                             1,321,593            8,197         2,381,472             8,197
                            ----------       ----------        ----------        ----------

Expenses:
  General operating and
    administrative             140,371            3,352           269,319             3,352
  Professional services         18,699               -             48,391                -
  Asset and mortgage
    management fees to
    related party               57,303               -             97,673                -
  State and other taxes          9,486               19            12,384                19
  Interest expense               3,419               -              3,578                -
  Depreciation and
    amortization               140,290              371           238,762               371
                            ----------       ----------        ----------        ----------
                               369,568            3,742           670,107             3,742
                            ----------       ----------        ----------        ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint
  Venture                      952,025            4,455         1,711,365             4,455

Minority Interest in
  Income of Consolidated
  Joint Venture                 (7,571)              -            (22,323)               -
                            ----------       ----------        ----------        ---------

Net Earnings                $  944,454       $    4,455        $1,689,042        $    4,455
                            ==========       ==========        ==========        ==========

Earnings Per Share of
  Common Stock              $      .14       $      .01        $      .30        $      .01
                            ==========       ==========        ==========        ==========

Weighted Average Number
  of Shares of Common
  Stock Outstanding          6,649,040          340,541         5,649,041           340,541
                            ==========       ==========        ==========        ==========

     See accompanying notes to condensed consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

           CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       Six Months Ended June 30, 1996 and
                          Year Ended December 31, 1995

                                                                    Accumulated
                               Common stock                        distributions
                          -------------------      Capital in        in excess
                            Number       Par       excess of          of net
                          of shares     value      par value         earnings           Total
Balance at
  December 31, 1994        20,000      $   200     $   199,800       $      -         $   200,000

Subscriptions
  received for
  common stock
  through public
  offering and
  distribution
  reinvestment
  plan                  3,845,416       38,454      38,415,704              -          38,454,158

Stock issuance
  costs                        -            -       (6,403,671)             -          (6,403,671)

Net earnings                   -            -               -          368,779            368,779

Distributions
  declared and
  paid ($.03
  to $.06 per
  share)                       -            -               -         (638,618)          (638,618)
                        ---------      -------     -----------       ---------        -----------

Balance at
  December 31, 1995     3,865,416       38,654      32,211,833        (269,839)        31,980,648

Subscriptions
  received for
  common stock
  through public
  offering and
  distribution
  reinvestment
  plan                  3,836,249       38,363      38,324,127              -          38,362,490

Stock issuance
  costs                        -            -       (3,923,367)             -          (3,923,367)

Net earnings                   -            -               -        1,689,042          1,689,042

Distributions
  declared and
  paid ($.06
  per share)                   -            -               -       (1,868,487)        (1,868,487)
                        ---------      -------     -----------     -----------        -----------

Balance at
  June 30, 1996         7,701,665      $77,017     $66,612,593       $(449,284)       $66,240,326
                        =========      =======     ===========     ===========        ===========

     See accompanying notes to condensed consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Six Months Ended
                                                      June 30,

                                                 1996              1995
                                             ------------      ------------

Increase (Decrease) in Cash and Cash
  Equivalents:

  Net cash provided by operating
    activities                               $  1,573,575      $      7,970
                                             ------------      ------------

      Cash Flows From Investing Activities:
        Additions to land and buildings
          on operating leases                 (18,316,555)       (1,192,053)
        Investment in direct financing
          leases                               (1,555,641)               -
        Investment in mortgage notes
          receivable                          (12,363,000)               -
        Collection of deferred financing
          income                                   43,270                -
        Collection of mortgage notes
          payments                                 41,022                -
        Increase in other assets                 (644,752)         (168,293)
                                             ------------      ------------
            Net cash used in investing
              activities                      (32,795,656)       (1,360,346)
                                             ------------      ------------

      Cash Flows From Financing Activities:
        Reimbursement of acquisition,
          organization and stock issuance
          costs paid by related parties
          on behalf of the Company               (556,511)       (1,288,234)
        Proceeds of borrowing on line
          of credit                               603,745                -
        Payment of loan costs                     (53,500)               -
        Contribution from minority
          interest of consolidated
          joint venture                            97,419                -
        Subscriptions received from
          stockholders                         38,362,490         4,849,410
        Distribution to minority interest         (22,010)               -
        Distributions to stockholders          (1,871,820)               -
        Payment of stock issuance costs        (3,502,100)         (377,764)
        Other                                      25,500                -
                                             ------------      -----------
            Net cash provided by
              financing activities             33,083,213         3,183,412
                                             ------------      ------------

Net Increase in Cash and Cash Equivalents       1,861,132         1,831,036

Cash and Cash Equivalents at Beginning
  of Period                                    11,508,445               945
                                             ------------      ------------

Cash and Cash Equivalents at End
  of Period                                  $ 13,369,577      $  1,831,981
                                             ============      ============

     See accompanying notes to condensed consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

                                                Six Months Ended
                                                     June 30,

                                                1996              1995
                                            ------------      ------------

Supplemental Schedule of Non-Cash
  Investing and Financing Activities:

    Related parties paid certain
      acquisition, organization and
      stock issuance costs on behalf
      of the Company as follows:

        Acquisition costs                   $    107,383      $     42,703
        Organization costs                            -             20,000
        Stock issuance costs                     495,800           518,363
                                            ------------      ------------

                                            $    603,183      $    581,066
                                            ============      ============

    Land, building and other costs
      incurred and unpaid at end of
      period                                $  3,155,108      $     11,311
                                            ============      ============

    Commissions, marketing support and
      due diligence expense reimbursement
      fee, and other stock issuance costs
      incurred and unpaid at end of period  $    102,398      $    565,954
                                            ============      ============

    Distributions declared and unpaid at
      end of period                         $         -       $     15,148
                                            ============      ============


     See accompanying notes to condensed consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

1.       Organization and Nature of Business:

         CNL American Properties Fund, Inc. (the "Company") was organized in Maryland on May 2, 1994, for the purpose of acquiring, directly or indirectly through joint venture or co-tenancy arrangements, restaurant properties (the "Properties") to be leased on a long-term, triple-net basis to operators of certain national and regional fast-food, family-style and casual dining restaurant chains. To a lesser extent, the Company intends to offer furniture, fixtures and equipment financing ("Secured Equipment Leases") to operators of restaurant chains. Secured Equipment Leases will be funded from the proceeds of a loan of up to ten percent of the gross offering proceeds.

2.       Basis of Presentation:

         The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Operating results for the quarter and six months ended June 30, 1996, may not be indicative of the results that may be expected for the year ending December 31, 1996. Amounts as of December 31, 1995, included in the financial statements, have been derived from audited financial statements as of that date.

         These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1995.

         The Company was a development stage enterprise from May 2, 1994 through June 1, 1995. Since operations had not begun, activities through June 1, 1995, were devoted to organization of the Company.

         The Company accounts for its 85.47% interest in CNL/Corral South Joint Venture using the consolidation method. Minority interest represents the minority joint venture partner's proportionate share of the equity in the Company's consolidated joint venture. All significant intercompany accounts and transactions have been eliminated.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

2.       Basis of Presentation - Continued:

         Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Statement requires that an entity review long-lived assets and certain identifiable intangibles, to be held and used, for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Adoption of this standard had no material effect on the Company's financial position or results of operations.

         Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks, certificates of deposit and money market funds (some of which are backed by government securities). Cash equivalents are stated at cost plus accrued interest, which approximates market value.

         Cash accounts maintained on behalf of the Company in demand deposits at commercial banks, money market funds and certificates of deposit may exceed federally insured levels; however, the Company has not experienced any losses in such accounts. The Company limits investment of temporary cash investments to financial institutions with high credit standing; therefore, management believes it is not exposed to any significant credit risk on cash and cash equivalents.

         Earnings Per Share - Earnings per share are calculated based upon the weighted average number of shares of common stock outstanding during the period the Company was operational.

3.       Leases:

         The Company leases its land, buildings and equipment subject to Secured Equipment Leases primarily to operators or franchisees of national and regional fast-food, family-style and casual dining restaurants. The leases are accounted for under the provisions of Statement of Financial Accounting Standards No. 13, "Accounting for Leases." The leases relating to 65 of the Company's Properties have been classified as operating leases (including the leases relating to 14 Properties under construction as of June 30, 1996) and the leases relating to three Properties and one Secured Equipment Lease have been classified as direct financing leases. For the leases classified as direct financing leases,

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

3.       Leases - Continued:

         the building portions of the leases are accounted for as direct financing leases while the land portion of one of these leases is accounted for as an operating lease.

4.       Land and Buildings on Operating Leases:

         Land and buildings on operating leases consisted of the following at:

                                           June 30,         December 31,
                                             1996              1995
                                           --------         -----------
                  Land                    $22,032,580        $ 8,890,471
                  Buildings                12,639,571         10,049,032
                                          -----------        -----------
                                           34,672,151         18,939,503
                  Less accumulated
                    depreciation             (300,179)          (100,318)
                                          -----------        -----------
                                           34,371,972         18,839,185
                  Construction in
                    progress                5,382,600            884,541
                                          -----------        -----------

                                          $39,754,572        $19,723,726
                                          ===========        ===========

         Some leases provide for escalating guaranteed minimum rents throughout the lease term. Income from these scheduled rent increases is recognized on a straight-line basis over the terms of the leases. For the quarter and six months ended June 30, 1996, the Company recognized $63,175 and $176,080, respectively, and for the quarter and six months ended June 30, 1995, the Company recognized $50, of such rental income.

         The following is a schedule of future minimum lease payments to be received on the noncancellable operating leases at June 30, 1996:

                  1996                              $ 1,335,207
                  1997                                2,949,196
                  1998                                2,953,978
                  1999                                2,960,672
                  2000                                2,975,837
                  Thereafter                         42,990,911
                                                    -----------
                                                    $56,165,801
                                                    ===========
         These amounts do not include minimum lease payments that will become due when Properties under development are completed (See Note 13).

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

5.       Net Investment in Direct Financing Leases:

         The following lists the components of the net investment in direct financing leases at:

                                               June 30,         December 31,
                                                1996                1995
                                               -------          ------------
                  Minimum lease payments
                    receivable               $ 6,179,502       $ 2,498,881
                  Estimated residual
                    values                       163,176           343,740
                  Less unearned income        (3,271,643)       (1,468,739)
                                             -----------       -----------

                  Net investment in
                    direct financing
                    leases                   $ 3,071,035       $ 1,373,882
                                             ===========       ===========

         The following is a schedule of future minimum lease payments to be received on the direct financing leases at June 30, 1996:

                  1996                                $  230,098
                  1997                                   456,288
                  1998                                   456,288
                  1999                                   456,288
                  2000                                   459,607
                  Thereafter                           4,120,933
                                                      ----------
                                                      $6,179,502
                                                      ==========
6.       Mortgage Notes Receivable:

         In January 1996, in connection with the acquisition of land for 23 Pizza Hut restaurants in Ohio and Michigan, the Company accepted a promissory note in the principal sum of $8,475,000, collateralized by a mortgage on the buildings on the 23 Pizza Hut Properties. The promissory note bears interest at a rate of 10.75% per annum and is being collected in 240 equal monthly installments of $86,041. As of June 30, 1996, $8,509,532 was outstanding relating to this note, including $75,554 in accrued interest.

         In addition, in May 1996, in connection with the acquisition of land for 10 Pizza Hut restaurants in West Virginia and Ohio, the Company accepted a promissory note in the principal sum of $3,888,000, collateralized by a mortgage on the buildings on the 10 Pizza Hut Properties. The promissory note bears interest at a rate of 10.75% per annum and is being

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

6.       Mortgage Notes Receivable - Continued:

         collected in 240 equal monthly installments of $39,472. As of June 30, 1996, $3,922,830 was outstanding relating to this note, including $34,830 in accrued interest.

         Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value of significant financial instruments. Management believes, based upon the current terms, that the estimated fair value of the Company's mortgage notes receivable as of June 30, 1996, was $12,432,362, the same as its carrying value.

7.       Other Assets:

         Other assets consisted of the following at:

                                               June 30,      December 31,
                                                 1996           1995
                                               --------      ------------
                  Acquisition fees and
                    miscellaneous acqui-
                    sition expenses to
                    be allocated to
                    future properties         $  844,419      $  806,504
                  Deferred costs relating
                    to mortgage notes
                    receivable                   642,506              -
                  Other                           89,835          12,000
                                              ----------      ----------

                                              $1,576,760      $  818,504
                                              ==========      ==========

8.       Note Payable:

         On March 5, 1996, the Company entered into a line of credit (the "Loan") and security agreement with a bank. The Loan is to be used by the Company to offer Secured Equipment Leases. The Loan provides that the Company will be able to receive advances of up to $15,000,000 until March 4, 1998. Generally, advances under the Loan will be fully amortizing term loans repayable in terms equal to the duration of the Secured Equipment Leases, but in no event greater than 72 months. In addition, advances for short-term needs (to acquire equipment to be leased under Secured Equipment Leases) may be requested in an aggregate amount which does not exceed the Revolving Sublimit (defined in the Loan as $1,000,000) and such advances may be repaid and readvanced; provided, however, that advances made pursuant to the Revolving Sublimit shall be converted to term loans the earlier of (i) the end of each 60

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

8.       Note Payable - Continued:

         day period following the closing date (defined in the Loan as March 5, 1996), or (ii) when the aggregate amount outstanding equals or exceeds $1,000,000. Interest on advances made pursuant to the Revolving Sublimit shall be paid monthly in arrears. In addition, principal amounts under advances pursuant to the Revolving Sublimit, if not sooner paid or converted into term loans, shall be paid, together with any unpaid interest relating to such advances, to the bank on March 5, 1998. Generally, all advances under the Loan will bear interest at either (i) a rate per annum equal to 215 basis points above the Reserve Adjusted LIBOR Rate (as defined in the Loan) or (ii) a rate per annum equal to the bank's prime rate, whichever the Company selects at the time advances are made. As a condition of obtaining the Loan, the Company agreed to grant to the bank a first security interest in the Secured Equipment Leases. In connection with the Loan, the Company incurred a commitment fee, legal fees and closing costs of $53,500. As of June 30, 1996, the Company had obtained two advances totalling $603,745 relating to the Loan. The proceeds of the advances were used to fund a Secured Equipment Lease at a cost of approximately $550,000 and to pay $53,500 in loan costs described above. As of June 30, 1996, $606,207 was outstanding relating to the Loan, including $2,462 of accrued interest. As of June 30, 1996, the Company had not yet converted the outstanding principal amounts to term loans, as described above. The Company intends to limit advances under the Loan to 10% of gross proceeds of the offering.

9.       Stock Issuance Costs:

         The Company has incurred certain expenses of its offering of shares, including commissions, marketing support and due diligence expense reimbursement fees, filing fees, legal, accounting, printing and escrow fees, which have been deducted from the gross proceeds of the offering. Preliminary costs incurred prior to raising capital were advanced by CNL Fund Advisors, Inc. (the "Advisor"). The Advisor has agreed to pay all organizational and offering expenses (excluding commissions and marketing support and due diligence expense reimbursement fees) which exceed three percent of the gross offering proceeds received from the sale of shares of the Company.

         As of June 30, 1996 and December 31, 1995, the Company had incurred a total of $10,347,038 and $6,423,671, respectively, in organizational and offering costs, including $6,145,332 and $3,076,333, respectively, in commissions and marketing support

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

9.       Stock Issuance Costs - Continued:

         and due diligence expense reimbursement fees (see Note 11). Of these amounts as of June 30, 1996 and December 31, 1995, $10,327,038 and $6,403,671, respectively, has been treated as stock issuance costs and $20,000 has been treated as organization costs. The stock issuance costs have been charged to stockholders' equity subject to the three percent cap described above.

10.      Distributions:

         Distributions declared for the six months ended June 30, 1996, represent approximately $1,574,000 of ordinary income and approximately $294,000 of return of capital to stockholders for federal income tax purposes. No amounts distributed to the stockholders for the six months ended June 30, 1996, are required to be or have been treated by the Company as a return of capital for purposes of calculating the stockholders' return on their invested capital. The characterization for tax purposes of distributions declared for the six months ended June 30, 1996, may not be indicative of the results that may be expected for the year ending December 31, 1996.

11.      Related Party Transactions:

         During the six months ended June 30, 1996, the Company incurred $2,877,187 in selling commissions due to CNL Securities Corp. for services in connection with the offering of shares. A substantial portion of this amount ($2,603,613) was or will be paid as commissions to other broker-dealers.

         In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. During the six months ended June 30, 1996, the Company incurred $191,812 of such fees.

         The Advisor is entitled to receive acquisition fees for services in identifying the Properties and structuring the terms of the acquisition and leases of the Properties equal to 4.5% of the total amount raised from the sale of shares. During the six months ended June 30, 1996, the Company incurred $1,726,312 of such fees. Such fees are included in land and buildings on operating leases, net investment in direct financing leases and other assets.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

11.      Related Party Transactions - Continued:

         For negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program, the Advisor will be entitled to receive from the Company a one-time secured equipment lease servicing fee of two percent of the purchase price of the equipment that is the subject of a Secured Equipment Lease. During the quarter and six months ended June 30, 1996, the Company incurred $10,776 in secured equipment lease servicing fees. Such fees are included in net investment in direct financing leases.

         The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset and mortgage management fee of one-twelfth of 0.60% of the Company's real estate asset value (generally, the total amount invested in the Properties as of the end of the preceding month, exclusive of acquisition fees and acquisition expenses), plus one-twelfth of .60% of the Company's total principal amount of the mortgage loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the quarter and six months ended June 30, 1996, the Company incurred $58,762 and $100,526, respectively, in total asset and mortgage management fees, $1,459 and $2,853, respectively, of which was capitalized as part of the cost of building for Properties under construction. No asset or mortgage management fees were incurred for the quarter and six months ended June 30, 1995.

         The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the six months ended June 30, 1996 and 1995, the expenses incurred for these services were classified as follows:

                                                  1996           1995
                                                --------       ------

                  Stock issuance costs          $379,090       $200,492
                  General operating and
                    administrative expenses      154,018            330
                                                --------       --------

                                                $533,108       $200,822
                                                ========       ========

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

11.      Related Party Transactions - Continued:

         During the six months ended June 30, 1996, the Company acquired two Properties for an aggregate purchase price of approximately $1,798,000 from affiliates of the Company. The affiliates had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by the Company. Each Property was acquired at a cost equal to the cost of the Property to the affiliate (including carrying costs) due to the fact that these amounts were less than each Property's appraised value.

         The due to related parties consisted of the following at:

                                                June 30,       December 31,
                                                 1996              1995
                                                --------       ------------
                  Due to the Advisor:
                    Expenditures incurred
                      on behalf of the
                      Company and accounting
                      and administrative
                      services                  $ 73,221        $108,316
                    Acquisition fees              48,062          45,118
                    Asset and mortgage
                      management fees                 -            9,108
                    Distributions                     -            3,332
                                                --------        --------
                                                 121,283         165,874
                                                --------        --------

                  Due to CNL Securities Corp:
                    Commissions                   80,079          75,197
                    Marketing support and due
                      diligence expense reim-
                      bursement fees               5,340           5,013
                                                --------        --------
                                                  85,419          80,210
                                                --------        --------

                  Other                               -            2,500
                                                --------        --------

                                                $206,702        $248,584
                                                ========        ========

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

12.      Concentration of Credit Risk:

         The following schedule presents total rental and earned income from individual lessees, or affiliated groups of lessees, each representing more than ten percent of the Company's total rental and earned income for at least one of the quarters ended June 30:

                                                    1996         1995
                                                  --------     --------

                  Castle Hill Holdings V,
                    L.L.C. and Castle Hill
                    Holdings VI, L.L.C.
                    ("Castle Hill")               $160,536     $   -
                  Golden Corral Corporation        142,178         -
                  Foodmaker, Inc.                   52,833        369

         During the quarter ended June 30, 1996, the Company also earned $280,549 in interest income from mortgage notes receivable under which Castle Hill is the borrower.

         In addition, the following schedule presents total rental and earned income from individual restaurant chains, each representing more than ten percent of the Company's total rental and earned income for at least one of the quarters ended June 30:

                                           1996          1995
                                         --------      --------

                  Golden Corral
                    Family Steakhouse
                    Restaurants          $313,694      $   -
                  Pizza Hut               160,536          -
                  Jack in the Box          52,833         369

         Although the Company's Properties are geographically diverse and the Company's lessees operate a variety of restaurant concepts, failure of any one of these restaurant chains or any lessee or borrower that contributes more than ten percent of the Company's total income could significantly impact the results of operations of the Company. However, management believes that the risk of such a default is reduced due to the essential or important nature of these Properties for the on-going operations of the lessees and borrowers.

         It is expected that the percentage of total rental and earned income contributed by these lessees, borrowers and restaurant chains will decrease as additional Properties are acquired and leased in 1996 and subsequent years.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                     Quarters and Six Months Ended June 30,
                                 1996 and 1995

13.      Commitments:

         The Company has entered into various development agreements with tenants which provide terms and specifications for the construction of buildings the tenants have agreed to lease once construction is completed. The agreements provide a maximum amount of development costs (including the purchase price of the land and closing costs) to be paid by the Company. The aggregate maximum development costs the Company has agreed to pay is approximately $17,499,600, of which approximately $11,111,000 in land and other costs had been incurred as of June 30, 1996. The buildings currently under construction are expected to be operational by October 1996. In connection with the purchase of each Property, the Company, as lessor, entered into a long-term lease agreement.

14.      Subsequent Events:

         During the period July 1, 1996 through August 6, 1996, the Company received subscription proceeds for an additional 1,105,184 shares ($11,051,838) of common stock.

         Subsequent to June 30, 1996, the Company declared distributions of $458,646 and $515,906, respectively, or $.059375 per share of common stock, payable in September 1996, to stockholders of record on July 1, 1996 and August 1, 1996, respectively.

         During the period July 1, 1996 through August 6, 1996, the Company acquired six Properties (five of which are undeveloped land on which restaurants are being constructed) for cash at a total cost of approximately $3,083,000, excluding closing and development costs. In connection with the purchase of each Property, the Company, as lessor, entered into a long-term lease agreement. The development costs (including the purchase of the land and closing costs) to be paid by the Company relating to the five properties under construction are estimated to be approximately $4,578,000. The buildings under construction are expected to be operational by February 1997.

         During the period July 1, 1996 through August 6, 1996, the Company obtained two additional advances totalling approximately $1,093,000 under its $15,000,000 Loan. The proceeds of the advances were used to fund two Secured Equipment Leases at a cost of approximately $1,093,000. In connection with the Company's advances under the Loan, in July 1996, the Company converted a total of approximately $1,686,000 from variable rate advances to fixed rate advances (at a rate of nine percent per annum) (See Note 8).

                                  ADDENDUM TO
                                   EXHIBIT C

                            PRIOR PERFORMANCE TABLES

THE FOLLOWING INFORMATION UPDATES AND REPLACES THE CORRESPONDING INFORMATION IN EXHIBIT C TO THE ATTACHED PROSPECTUS, DATED APRIL 26, 1996.

                                   EXHIBIT C

                            PRIOR PERFORMANCE TABLES

         The information in this Exhibit C contains certain relevant summary information concerning prior public partnerships sponsored by two of the Company's principals (who also serve as the Chairman of the Board and President of the Company) and their Affiliates (the "Prior Public Partnerships") which like the Company, were formed to invest in restaurant properties leased on a triple-net basis to operators of national and regional fast-food and family-style restaurant chains.

         A more detailed description of the acquisitions by the Prior Public Partnerships is set forth in Part II of the registration statement filed with the Securities and Exchange Commission for this Offering and is available from the Company upon request, without charge. In addition, upon request to the Company, the Company will provide, without charge, a copy of the most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for CNL Income Fund, Ltd., CNL Income Fund II, Ltd., CNL Income Fund III, Ltd., CNL Income Fund IV, Ltd., CNL Income Fund V, Ltd., CNL Income Fund VI, Ltd., CNL Income Fund VII, Ltd., CNL Income Fund VIII, Ltd., CNL Income Fund IX, Ltd., CNL Income Fund X, Ltd., CNL Income Fund XI, Ltd., CNL Income Fund XII, Ltd., CNL Income Fund XIII, Ltd., CNL Income Fund XIV, Ltd., CNL Income Fund XV, Ltd., CNL Income Fund XVI, Ltd., CNL Income Fund XVII, Ltd. and CNL Income Fund XVIII, Ltd., as well as a copy, for a reasonable fee, of the exhibits filed with such reports.

         The investment objectives of the Prior Public Partnerships (like those of the Company) generally include preservation and protection of capital, the potential for increased income and protection against inflation, and potential for capital appreciation, all through investment in restaurant properties. In addition, the investment objectives of the Prior Public Partnerships included making partially tax-sheltered distributions.

         STOCKHOLDERS SHOULD NOT CONSTRUE INCLUSION OF THE FOLLOWING TABLES AS IMPLYING THAT THE COMPANY WILL HAVE RESULTS COMPARABLE TO THOSE REFLECTED IN SUCH TABLES. DISTRIBUTABLE CASH FLOW, FEDERAL INCOME TAX DEDUCTIONS, OR OTHER FACTORS COULD BE SUBSTANTIALLY DIFFERENT. STOCKHOLDERS SHOULD NOTE THAT, BY ACQUIRING SHARES IN THE COMPANY, THEY WILL NOT BE ACQUIRING ANY INTEREST IN ANY PRIOR PUBLIC PARTNERSHIPS.

Description of Tables

         The following Tables are included herein:

                  Table I - Experience in Raising and Investing Funds

                  Table II - Compensation to Sponsor

                  Table III - Operating Results of Prior Programs

                  Table V - Sales or Disposal of Properties

         Unless otherwise indicated in the Tables, all information contained in the Tables is as of June 30, 1996. The following is a brief description of the
Tables:

         Table I - Experience in Raising and Investing Funds

         Table I presents information on a percentage basis showing the experience of two of the principals of the Company and their Affiliates in raising and investing funds for the Prior Public Partnerships, the offerings of which closed between December 1986 and June 1996.

         The Table sets forth information on the offering expenses incurred and amounts available for investment expressed as a percentage of total dollars raised. The Table also shows the percentage of property acquisition cost leveraged, the date the offering commenced, and the time required to raise funds for investment.

         Table II - Compensation to Sponsor

         Table II provides information, on a total dollar basis, regarding amounts and types of compensation paid to the general partners of the Prior Public Partnerships.

         The Table indicates the total offering proceeds and the portion of such offering proceeds paid or to be paid to two of the principals of the Company and their Affiliates in connection with the Prior Public Partnerships, the offerings of which closed between December 1986 and June 1996. The Table also shows the amounts paid to two of the principals of the Company and their Affiliates from cash generated from operations and from cash generated from sales or refinancing by each of the Prior Public Partnerships on a cumulative basis commencing with inception and ending June 30, 1996.

         Table III - Operating Results of Prior Programs

         Table III presents a summary of operating results for the period from inception through June 30, 1996, of the Prior Public Partnerships, the offerings of which closed between December 1986 and June 1996.

         The Table includes a summary of income or loss of the Prior Public Partnerships, which are presented on the basis of generally accepted accounting principles ("GAAP"). The Table also shows cash generated from operations, which represents the cash generated from operations of the properties of the Prior Public Partnerships, as distinguished from cash generated from other sources (special items). The section of the Table entitled "Special Items" provides information relating to cash generated from or used by items which are not directly related to the operations of the properties of the Prior Public Partnerships, but rather are related to items of a partnership nature. These items include proceeds from capital contributions of limited partners and disbursements made from these sources of funds, such as syndication and organizational costs, acquisition of the properties and other costs which are related more to the organization of the partnership and the acquisition of properties than to the actual operations of the partnerships.

         The Table also presents information pertaining to investment income, returns of capital on a GAAP basis, cash distributions from operations, sales and refinancing proceeds expressed in total dollar amounts as well as distributions and tax results on a per $1,000 investment basis.

         Table IV - Results of Completed Programs

         Table IV is omitted from this Exhibit C because none of the directors of the Company or their Affiliates has been involved in completed public programs which made investments similar to those of the Company.

         Table V - Sales or Disposal of Properties

         Table V provides information regarding the sale or disposal of properties owned by the Prior Public Partnerships between December 1986 and June 1996.

         This Table includes the selling price of the property, the cost of the property, the date acquired and the date of sale.

                                    TABLE I
                   EXPERIENCE IN RAISING AND INVESTING FUNDS



                              CNL Income      CNL Income     CNL Income      CNL Income        CNL Income      CNL Income
                                Fund,          Fund II,       Fund III,       Fund IV,           Fund V,        Fund VI,
                                 Ltd.            Ltd.           Ltd.            Ltd.              Ltd.            Ltd.
                             -----------     -----------    -----------     -----------       -----------     -----------
Dollar amount offered        $15,000,000     $25,000,000    $25,000,000     $30,000,000       $25,000,000     $35,000,000
                             ===========     ===========    ===========     ===========       ===========     ===========

Dollar amount raised               100.0%          100.0%         100.0%          100.0%            100.0%          100.0%
                             -----------     -----------    -----------     -----------       -----------     -----------

Less offering expenses:

  Selling commissions
    and discounts                   (8.5)           (8.5)          (8.5)           (8.5)             (8.5)           (8.5)
  Organizational expenses           (2.9)           (2.3)          (3.0)           (3.0)             (3.0)           (3.0)
  Marketing support and
    due diligence expense
    reimbursement fees
    (includes amounts
    reallowed to
    unaffiliated
    entities)                        --              --             --              --                --              --
                             -----------     -----------    -----------     ----------        -----------     -----------
                                   (11.4)          (10.8)         (11.5)          (11.5)            (11.5)          (11.5)
                             -----------     -----------    -----------     -----------       -----------     -----------
Reserve for operations               --              --             --              --                --              --
                             -----------     -----------    -----------     -----------       -----------     -----------

Percent available for
  investment                        88.6%           89.2%          88.5%           88.5%             88.5%           88.5%
                             ===========     ===========    ===========     ===========       ===========     ===========

Acquisition costs:

  Cash down payment                 83.6%           84.2%          83.5%           83.5%             83.5%           83.5%
  Acquisition fees paid
    to affiliates                    5.0             5.0            5.0             5.0               5.0             5.0
  Loan costs                         --              --             --              --                --              --
                             -----------     -----------    -----------     -----------       -----------     -----------

Total acquisition costs             88.6%           89.2%          88.5%           88.5%             88.5%           88.5%
                             ===========     ===========    ===========     ===========       ===========     ===========

Percent leveraged
  (mortgage financing
  divided by total
  acquisition costs)                 --              --             --              --                --              --

Date offering began              4/09/86         1/02/87        8/10/87         5/06/88          12/16/88         6/08/89

Length of offering (in
  months)                            8.5             7.5            8.5               8                 6             7.5

Months to invest 90% of
  amount available for
  investment measured
  from date of offering              8.5              11             13            12.5                12              16


                                    TABLE I
                   EXPERIENCE IN RAISING AND INVESTING FUNDS
                                  (continued)





                              CNL Income      CNL Income      CNL Income     CNL Income      CNL Income
                               Fund VII,      Fund VIII,       Fund IX,        Fund X,        Fund XI,
                                 Ltd.            Ltd.            Ltd.           Ltd.            Ltd.
                             -----------     -----------     -----------    -----------     -----------
Dollar amount offered        $30,000,000     $35,000,000     $35,000,000    $40,000,000     $40,000,000
                             ===========     ===========     ===========    ===========     ===========

Dollar amount raised               100.0%          100.0%          100.0%         100.0%          100.0%
                             -----------     -----------     -----------    -----------     -----------

Less offering expenses:

  Selling commissions
    and discounts                   (8.5)           (8.5)           (8.5)          (8.5)           (8.5)
  Organizational expenses           (3.0)           (3.0)           (3.0)          (3.0)           (3.0)
  Marketing support and
    due diligence expense
    reimbursement fees
    (includes amounts
    reallowed to
    unaffiliated
    entities)                        --              --             (0.5)          (0.5)           (0.5)
                             -----------     -----------     -----------    -----------     -----------
                                   (11.5)          (11.5)          (12.0)         (12.0)          (12.0)
                             -----------     -----------     -----------    -----------     -----------
Reserve for operations               --              --              --             --              --
                             -----------     -----------     -----------    -----------     -----------

Percent available for
  investment                        88.5%           88.5%           88.0%          88.0%           88.0%
                             ===========     ===========     ===========    ===========     ===========

Acquisition costs:

  Cash down payment                 83.5%           83.5%           83.0%          83.0%           83.0%
  Acquisition fees paid
    to affiliates                    5.0             5.0             5.0            5.0             5.0
  Loan costs                         --              --              --             --              --
                             -----------     -----------     -----------    -----------     -----------

Total acquisition costs             88.5%           88.5%           88.0%          88.0%           88.0%
                             ===========     ===========     ===========    ===========     ===========

Percent leveraged
  (mortgage financing
  divided by total
  acquisition costs)                 --              --              --             --              --

Date offering began              1/30/90         8/02/90         3/20/91        9/09/91         3/18/92

Length of offering (in
  months)                              6               7             5.5              6               6

Months to invest 90% of
  amount available for
  investment measured
  from date of offering               10            13.5              12              7               6



                            CNL Income      CNL Income      CNL Income     CNL Income      CNL Income    CNL Income     CNL Income
                             Fund XII,      Fund XIII,       Fund XIV,      Fund XV,        Fund XVI,    Fund XVII,     Fund XVIII,
                               Ltd.            Ltd.            Ltd.           Ltd.            Ltd.          Ltd.            Ltd.
                           -----------     -----------     -----------    -----------     -----------   ------------   ------------
                                                                                                          (Note 1)        (Note 1)
Dollar amount offered      $45,000,000     $40,000,000     $45,000,000    $40,000,000     $45,000,000
                           ===========     ===========     ===========    ===========     ===========

Dollar amount raised             100.0%          100.0%          100.0%         100.0%          100.0%
                           -----------     -----------     -----------    -----------     -----------

Less offering expenses:

  Selling commissions
    and discounts                 (8.5)           (8.5)           (8.5)          (8.5)           (8.5)
  Organizational expenses         (3.0)           (3.0)           (3.0)          (3.0)           (3.0)
  Marketing support and
    due diligence expense
    reimbursement fees
    (includes amounts
    reallowed to
    unaffiliated
    entities)                     (0.5)           (0.5)           (0.5)          (0.5)           (0.5)
                           -----------     -----------     -----------    -----------     -----------
                                 (12.0)          (12.0)          (12.0)         (12.0)          (12.0)
                           -----------     -----------     -----------    -----------     -----------
Reserve for operations             --              --              --             --              --
                           -----------     -----------     -----------    -----------     -----------

Percent available for
  investment                      88.0%           88.0%           88.0%          88.0%           88.0%
                           ===========     ===========     ===========    ===========     ===========

Acquisition costs:

  Cash down payment               83.0%           82.5%           82.5%          82.5%           82.5%
  Acquisition fees paid
    to affiliates                  5.0             5.5             5.5            5.5             5.5
  Loan costs                       --              --              --             --              --
                           -----------     -----------     -----------    -----------     -----------

Total acquisition costs           88.0%           88.0%           88.0%          88.0%           88.0%
                           ===========     ===========     ===========    ===========     ===========

Percent leveraged
  (mortgage financing
  divided by total
  acquisition costs)               --              --              --             --              --

Date offering began            9/29/92         3/31/93         8/27/93        2/23/94         9/02/94

Length of offering (in
  months)                            6               5               6              6               9

Months to invest 90% of
  amount available for
  investment measured
  from date of offering             11              10              11             10              11


Note 1: Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, CNL Income Fund XVII, Ltd. and CNL Income Fund XVIII, Ltd. each registered for sale $30,000,000 of units of limited partnership interest (the "Units"). The offering of Units of CNL Income Fund XVII, Ltd. commenced September 2, 1995. Pursuant to the Registration Statement, the offering of Units of CNL Income Fund XVIII, Ltd. would not commence until the offering of Units of CNL Income Fund XVII, Ltd. had terminated. As of June 30, 1996, CNL Income Fund XVII, Ltd. was in the offering stage; therefore, CNL Income Fund XVIII, Ltd. had not commenced its offering of Units.

                                    TABLE II
                            COMPENSATION TO SPONSOR


                                  CNL Income    CNL Income    CNL Income    CNL Income      CNL Income   CNL Income
                                     Fund,       Fund II,      Fund III,     Fund IV,        Fund V,       Fund VI,
                                     Ltd.          Ltd.          Ltd.          Ltd.            Ltd.          Ltd.
                                 -----------   -----------   -----------   -----------     -----------   -----------
Date offering commenced              4/09/86       1/02/87       8/10/87       5/06/88        12/16/88       6/08/89
Dollar amount raised             $15,000,000   $25,000,000   $25,000,000   $30,000,000     $25,000,000   $35,000,000
                                 ===========   ===========   ===========   ===========     ===========   ===========
Amount paid to sponsor from
  proceeds of offering:
    Selling commissions and
      discounts                    1,275,000     2,125,000     2,125,000     2,550,000       2,125,000     2,975,000
    Real estate commissions                -             -             -             -               -             -
    Acquisition fees                 750,000     1,250,000     1,250,000     1,500,000       1,250,000     1,750,000
    Marketing support and
      due diligence expense
      reimbursement fees
      (includes amounts
      reallowed to
      unaffiliated entities)               -             -             -             -               -             -
                                 -----------   -----------   -----------   -----------     -----------   -----------
Total amount paid to sponsor       2,025,000     3,375,000     3,375,000     4,050,000       3,375,000     4,725,000
                                 ===========   ===========   ===========   ===========     ===========   ===========
Dollar amount of cash generated
  from operations before
  deducting payments to
  sponsor:
    1996 (6 Months)                  616,865     1,213,091     1,151,663     1,432,308       1,075,383     1,708,203
    1995                           1,241,057     2,249,390     2,282,034     2,750,169       2,226,800     3,304,277
    1994                           1,323,193     2,210,761     2,411,004     2,594,027       2,224,393     3,303,435
    1993                           1,321,053     2,214,797     2,332,160     2,696,323       2,257,910     3,234,816
    1992                           1,338,710     2,374,438     2,277,388     2,781,489       2,390,704     3,240,209
    1991                           1,468,807     2,524,093     2,426,263     2,578,520       2,278,902     3,235,671
    1990                           1,520,511     2,462,923     2,437,332     2,798,527       2,382,083     2,964,865
    1989                           1,542,424     2,449,414     2,430,482     2,642,185       1,544,368       585,207
    1988                           1,527,498     2,331,127     1,779,330       563,592               -             -
    1987                           1,537,453     1,204,453        93,740             -               -             -
    1986                             212,986             -             -             -               -             -
    1985                                   -             -             -             -               -             -
    1984                                   -             -             -             -               -             -
    1983                                   -             -             -             -               -             -
    1982                                   -             -             -             -               -             -
    1981                                   -             -             -             -               -             -
    1980                                   -             -             -             -               -             -
    1979                                   -             -             -             -               -             -
    1978                                   -             -             -             -               -             -
Amount paid to sponsor from
  operations (administrative,
  accounting and management
  fees):
    1996 (6 Months)                   38,899        48,605        50,300        51,376          49,578        57,215
    1995                              58,543        81,023        78,597        79,776          83,882        81,847
    1994                              43,992        54,157        47,633        49,816          47,314        49,761
    1993                              35,320        44,620        39,619        42,764          42,252        40,130
    1992                              29,621        30,514        33,651        35,735          36,114        36,852
    1991                              26,084        28,141        26,912        27,315          30,125        36,956
    1990                              19,642        20,078        20,790        24,675          25,195        33,330
    1989                              30,059        18,505        20,419        36,121          23,611         9,827
    1988                              27,712        19,896        22,904        11,274               -             -
    1987                              15,596         9,141         2,703             -               -             -
    1986                                   -             -             -             -               -             -
    1985                                   -             -             -             -               -             -
    1984                                   -             -             -             -               -             -
    1983                                   -             -             -             -               -             -
    1982                                   -             -             -             -               -             -
    1981                                   -             -             -             -               -             -
    1980                                   -             -             -             -               -             -
    1979                                   -             -             -             -               -             -
    1978                                   -             -             -             -               -             -
Dollar amount of property
  sales and refinancing
  before deducting payments
  to sponsor:
    Cash                           2,207,511     1,635,010             -     1,230,650               -     2,328,984
    Notes                                  -             -             -             -       1,040,000             -
Amount paid to sponsors
  from property sales and
  refinancing:
    Real estate commissions                -             -             -             -               -             -
    Incentive fees                         -             -             -             -               -             -
    Other (Note 1)                    66,750             -             -             -               -             -


                                    TABLE II
                            COMPENSATION TO SPONSOR
                                  (continued)


                                  CNL Income    CNL Income    CNL Income    CNL Income    CNL Income    CNL Income
                                   Fund VII,    Fund VIII,     Fund IX,       Fund X,      Fund XI,     Fund XII,
                                      Ltd.          Ltd.          Ltd.          Ltd.          Ltd.          Ltd.
                                  -----------   -----------   -----------   -----------   -----------   -----------
Date offering commenced               1/30/90       8/02/90       3/20/91       9/09/91       3/18/92       9/29/92
Dollar amount raised              $30,000,000   $35,000,000   $35,000,000   $40,000,000   $40,000,000   $45,000,000
                                  ===========   ===========   ===========   ===========   ===========   ===========
Amount paid to sponsor from
  proceeds of offering:
    Selling commissions and
      discounts                     2,550,000     2,975,000     2,975,000     3,400,000     3,400,000     3,825,000
    Real estate commissions                 -             -             -             -             -             -
    Acquisition fees                1,500,000     1,750,000     1,750,000     2,000,000     2,000,000     2,250,000
    Marketing support and
      due diligence expense
      reimbursement fees
      (includes amounts
      reallowed to
      unaffiliated entities)                -             -       175,000       200,000       200,000       225,000
                                  -----------   -----------   -----------   -----------   -----------   -----------
Total amount paid to sponsor        4,050,000     4,725,000     4,900,000     5,600,000     5,600,000     6,300,000
                                  ===========   ===========   ===========   ===========   ===========   ===========
Dollar amount of cash generated
  from operations before
  deducting payments to
  sponsor:
    1996 (6 Months)                 1,399,517     1,772,078     1,726,113     1,877,818     1,866,649     1,986,907
    1995                            2,565,797     3,337,050     3,162,674     3,603,470     3,758,271     3,928,473
    1994                            2,780,851     3,453,350     3,250,836     3,828,234     3,574,474     3,933,486
    1993                            2,701,325     3,240,772     3,064,973     3,499,905     3,434,512     3,320,549
    1992                            2,716,954     3,256,005     3,179,912     3,141,123     1,525,462        63,401
    1991                            2,803,819     2,880,558     1,291,549       204,240             -             -
    1990                            1,411,939       288,291             -             -             -             -
    1989                                    -             -             -             -             -             -
    1988                                    -             -             -             -             -             -
    1987                                    -             -             -             -             -             -
    1986                                    -             -             -             -             -             -
    1985                                    -             -             -             -             -             -
    1984                                    -             -             -             -             -             -
    1983                                    -             -             -             -             -             -
    1982                                    -             -             -             -             -             -
    1981                                    -             -             -             -             -             -
    1980                                    -             -             -             -             -             -
    1979                                    -             -             -             -             -             -
    1978                                    -             -             -             -             -             -
Amount paid to sponsor from
  operations (administrative,
  accounting and management
  fees):
    1996 (6 Months)                    53,413        51,087        48,583        55,272        55,339        55,932
    1995                               81,259        73,365        64,398        76,108       106,086       109,111
    1994                               46,469        40,461        36,622        42,741        76,533        84,524
    1993                               40,143        39,011        35,678        38,999        78,926        73,789
    1992                               33,638        36,802        37,348        39,505        30,237         2,031
    1991                               36,193        37,626        18,596         2,834             -             -
    1990                               24,391         7,371             -             -             -             -
    1989                                    -             -             -             -             -             -
    1988                                    -             -             -             -             -             -
    1987                                    -             -             -             -             -             -
    1986                                    -             -             -             -             -             -
    1985                                    -             -             -             -             -             -
    1984                                    -             -             -             -             -             -
    1983                                    -             -             -             -             -             -
    1982                                    -             -             -             -             -             -
    1981                                    -             -             -             -             -             -
    1980                                    -             -             -             -             -             -
    1979                                    -             -             -             -             -             -
    1978                                    -             -             -             -             -             -
Dollar amount of property
  sales and refinancing
  before deducting payments
  to sponsor:
    Cash                            1,569,036     1,532,852             -     1,057,386             -     1,640,000
    Notes                           1,400,000       460,000             -             -             -             -
Amount paid to sponsors
  from property sales and
  refinancing:
    Real estate commissions                 -             -             -             -             -             -
    Incentive fees                          -             -             -             -             -             -
    Other (Note 1)                      7,200        13,800             -             -             -             -



Note 1: During the years ended December 31, 1992 and 1994, CNL Income Fund, Ltd. incurred $35,250 and $31,500, respectively, in deferred, subordinated real estate disposition fees as a result of the sale of two of its properties. In addition, during the year ended December 31, 1995, CNL Income Fund VII, Ltd. and CNL Income Fund VIII, Ltd. incurred $7,200 and $13,800, respectively, in deferred, subordinated real estate disposition fees as a result of the sale of one and two of their properties, respectively. As of June 30, 1996, no such amounts had been paid due to the subordinated nature of this fee.

Note 2: During the year ended December 31, 1995, CNL Income Fund X, Ltd. received proceeds of $7,200 for a small parcel of land as a result of an easement relating to a certain property. During the six months ended June 30, 1996, CNL Income Fund, Ltd. received proceeds of $20,000 for the sale of a small, undeveloped portion of the land relating to a certain property.


                                  CNL Income    CNL Income    CNL Income    CNL Income   CNL Income   CNL Income
                                  Fund XIII,     Fund XIV,     Fund XV,      Fund XVI,   Fund XVII,   Fund XVIII,
                                     Ltd.          Ltd.          Ltd.          Ltd.         Ltd.          Ltd.
                                 -----------   -----------   -----------   -----------   ----------   ----------
                                                                                          (Note 3)      (Note 3)
Date offering commenced              3/31/93       8/27/93       2/23/94       9/02/94
Dollar amount raised             $40,000,000   $45,000,000   $40,000,000   $45,000,000
                                 ===========   ===========   ===========   ===========
Amount paid to sponsor from
  proceeds of offering:
    Selling commissions and
      discounts                    3,400,000     3,825,000     3,400,000     3,825,000
    Real estate commissions                -             -             -             -
    Acquisition fees               2,200,000     2,475,000     2,200,000     2,475,000
    Marketing support and
      due diligence expense
      reimbursement fees
      (includes amounts
      reallowed to
      unaffiliated entities)         200,000       225,000       200,000       225,000
                                 -----------   -----------   -----------   -----------
Total amount paid to sponsor       5,800,000     6,525,000     5,800,000     6,525,000
                                 ===========   ===========   ===========   ===========
Dollar amount of cash generated
  from operations before
  deducting payments to
  sponsor:
    1996 (6 Months)                1,701,335     1,857,023     1,741,150     1,936,583
    1995                           3,482,461     3,823,939     3,361,477     2,619,840
    1994                           3,232,046     2,897,432     1,154,454       212,171
    1993                           1,148,550       329,957             -             -
    1992                                   -             -             -             -
    1991                                   -             -             -             -
    1990                                   -             -             -             -
    1989                                   -             -             -             -
    1988                                   -             -             -             -
    1987                                   -             -             -             -
    1986                                   -             -             -             -
    1985                                   -             -             -             -
    1984                                   -             -             -             -
    1983                                   -             -             -             -
    1982                                   -             -             -             -
    1981                                   -             -             -             -
    1980                                   -             -             -             -
    1979                                   -             -             -             -
    1978                                   -             -             -             -
Amount paid to sponsor from
  operations (administrative,
  accounting and management
  fees):
    1996 (6 Months)                   53,682        57,121        53,223        74,887
    1995                             103,083       114,095       122,107       138,445
    1994                              83,046        84,801        37,620         7,023
    1993                              27,003         8,220             -             -
    1992                                   -             -             -             -
    1991                                   -             -             -             -
    1990                                   -             -             -             -
    1989                                   -             -             -             -
    1988                                   -             -             -             -
    1987                                   -             -             -             -
    1986                                   -             -             -             -
    1985                                   -             -             -             -
    1984                                   -             -             -             -
    1983                                   -             -             -             -
    1982                                   -             -             -             -
    1981                                   -             -             -             -
    1980                                   -             -             -             -
    1979                                   -             -             -             -
    1978                                   -             -             -             -
Dollar amount of property
  sales and refinancing
  before deducting payments
  to sponsor:
    Cash                             286,411       696,012       811,706       775,000
    Notes                                  -             -             -             -
Amount paid to sponsors
  from property sales and
  refinancing:
    Real estate commissions                -             -             -             -
   Incentive fees                          -             -             -             -
   Other                                   -             -             -             -


Note 3: Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, CNL Income Fund XVII, Ltd. and CNL Income Fund XVIII, Ltd. each registered for sale $30,000,000 of units of limited partnership interest (the "Units"). The offering of Units of CNL Income Fund XVII, Ltd. commenced September 2, 1995. Pursuant to the Registration Statement, the offering of Units of CNL Income Fund XVIII, Ltd. would not commence until the offering of Units of CNL Income Fund XVII, Ltd. had terminated. As of June 30, 1996, CNL Income Fund XVII, Ltd. was in the offering stage; therefore, CNL Income Fund XVIII, Ltd. had not commenced its offering of Units.
         As of June 30, 1996, CNL Income Fund XVII, Ltd. had sold 2,113,286 Units, representing $21,132,863 of capital contributed by limited partners, and 13 properties had been acquired. From commencement of the offering through June 30, 1996, total selling commissions and discounts were $1,796,293, due diligence expense reimbursement fees were $105,665, and acquisition fees were $950,978, for a total amount paid to sponsor of $2,852,936. CNL Income Fund XVII, Ltd. had cash generated from operations for the period November 3, 1995 (the date funds were originally released from escrow) through June 30, 1996, of $266,033. CNL Income Fund XVII, Ltd. made payments of $47,754 to the sponsor from operations for this period.

                                           TABLE III

                              Operating Results of Prior Programs
                                     CNL INCOME FUND, LTD.

                                               1986
                                             (Note 1)          1987            1988           1989
                                            -----------    -----------     -----------    -----------
Gross revenues                             $   191,554     $ 1,387,859     $ 1,463,585    $ 1,443,329
Equity in earnings of joint ventures            47,610         116,195         113,777        116,381
Profit from sale of properties                       0               0               0              0
Interest income                                 68,373          40,172          15,852         14,788
Less:  Operating expenses                      (20,031)        (84,727)       (100,630)       (96,613)
       Interest expense                              0               0               0              0
       Depreciation and amortization           (45,887)       (236,622)       (248,962)      (251,160)
       Minority interest in income of
         consolidated joint venture                  0             (61)         (1,406)             0
                                           -----------     -----------     -----------    -----------
Net income - GAAP basis                        241,619       1,222,816       1,242,216      1,226,725
                                           ===========     ===========     ===========    ===========
Taxable income
  - from operations                            226,408       1,103,505       1,123,411      1,106,031
                                           ===========     ===========     ===========    ===========
  - from gain on sale                                0               0               0              0
                                           ===========     ===========     ===========    ===========
Cash generated from operations
  (Notes 2 and 7)                              212,986       1,521,857       1,499,786      1,512,365
Cash generated from sales (Note 10)                  0               0               0              0
Cash generated from refinancing                      0               0               0              0
                                           -----------     -----------     -----------    -----------
Cash generated from operations, sales
  and refinancing                              212,986       1,521,857       1,499,786      1,512,365
Less:  Cash distributions to investors
  (Note 8)
    - from operating cash flow                (212,986)     (1,443,975)     (1,499,786)    (1,500,000)
    - from sale of properties (Note 6)               0               0               0              0
    - from cash flow from prior period               0               0               0              0
    - from return of capital (Note 4)          (82,152)              0            (214)             0
    - from other (Notes 5 and 10)                    0               0               0              0
                                           -----------     -----------     -----------    -----------
Cash generated (deficiency) after cash
  distributions                                (82,152)         77,882            (214)        12,365
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                         15,000,000               0               0              0
    General partners' capital
      contributions                              1,000               0               0              0
    Proceeds from loan from corporate
      general partner (Note 9)                       0               0               0              0
    Repayment of loan from corporate
      general partner (Note 9)                       0               0               0              0
    Organization costs                         (51,890)              0               0              0
    Syndication costs                       (1,455,695)        (20,056)              0              0
    Acquisition of land and buildings       (9,909,615)     (2,003,668)         (8,106)             0
    Lease costs                                      0               0               0        (50,000)
    Investment in joint ventures            (1,129,974)              0               0              0
    Loan to tenant, net of repayments                0               0               0              0
    Repayment of advances (advances)
      to an affiliate                          (20,500)         20,500               0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund, Ltd. by
      related parties                         (189,401)       (145,371)              0              0
    Minority interest in joint venture,
      net of distributions                           0          26,417          (1,755)             0
    Acquisition of minority interest in
      joint venture                                  0               0         (26,600)             0
    Increase in other assets                   (26,541)        (12,300)              0              0
                                           -----------     -----------     -----------    -----------
Cash generated (deficiency) after cash
  distributions and special items            2,135,232      (2,056,596)        (36,675)       (37,635)
                                           ===========     ===========     ===========    ===========
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                 36              73              74             73
                                           ===========     ===========     ===========    ===========
  - from recapture                                   0               0               0              0
                                           ===========     ===========     ===========    ===========
Capital gain (loss)                                  0               0               0              0
                                           ===========     ===========     ===========    ===========

                                                                                                                          6 Months
                                              1990         1991        1992         1993         1994         1995          1996
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Gross revenues                             $ 1,414,800  $ 1,401,267 $ 1,328,805  $ 1,292,997  $ 1,233,600  $ 1,165,756  $   551,767
Equity in earnings of joint ventures           116,452      115,198     110,288      114,028      112,160      112,974       54,903
Profit from sale of properties                       0            0     214,488            0      182,384            0       19,000
Interest income                                 15,208       13,002      13,668        5,302       13,111       11,837        5,177
Less:  Operating expenses                      (81,179)    (135,127)   (128,135)    (147,416)    (110,252)    (118,268)     (63,844)
       Interest expense                              0            0           0            0            0            0            0
       Depreciation and amortization          (251,784)    (246,212)   (233,093)    (225,366)    (222,427)    (210,197)    (105,102)
       Minority interest in income of
         consolidated joint venture                  0            0           0            0            0            0            0
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Net income - GAAP basis                      1,213,497    1,148,128   1,306,021    1,039,545    1,208,576      962,102      461,901
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========
Taxable income
  - from operations                          1,085,391    1,031,688     970,214      922,353      996,832      863,755      406,670
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========
  - from gain on sale                                0            0     209,586            0      177,224            0       19,000
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========
Cash generated from operations
  (Notes 2 and 7)                            1,500,869    1,442,723   1,309,089    1,285,733    1,279,201    1,182,514      577,966
Cash generated from sales (Note 10)                  0            0   1,169,021            0    1,018,490            0       20,000
Cash generated from refinancing                      0            0           0            0            0            0            0
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Cash generated from operations, sales
  and refinancing                            1,500,869    1,442,723   2,478,110    1,285,733    2,297,691    1,182,514      597,966
Less:  Cash distributions to investors
  (Note 8)
    - from operating cash flow              (1,500,000)  (1,442,723) (1,309,089)  (1,063,216)  (1,279,201)  (1,182,514)    (577,966)
    - from sale of properties (Note 6)               0            0  (1,080,850)           0            0     (861,500)           0
    - from cash flow from prior period               0       (8,750)          0            0     (138,422)    (120,554)     (34,476)
    - from return of capital (Note 4)                0            0           0            0            0            0            0
    - from other (Notes 5 and 10)                    0      (48,527)    (23,873)           0            0            0      (20,000)
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Cash generated (deficiency) after cash
  distributions                                    869      (57,277)     64,298      222,517      880,068     (982,054)     (34,476)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0            0           0            0            0            0            0
    General partners' capital
      contributions                                  0       65,000       7,400            0      120,000            0            0
    Proceeds from loan from corporate
      general partner (Note 9)                       0            0           0            0            0            0        8,100
    Repayment of loan from corporate
      general partner (Note 9)                       0            0           0            0            0            0       (8,100)
    Organization costs                               0            0           0            0            0            0            0
    Syndication costs                                0            0           0            0            0            0            0
    Acquisition of land and buildings                0       (7,049)    (14,523)           0            0            0            0
    Lease costs                                      0       (2,000)          0            0            0            0            0
    Investment in joint ventures                     0            0           0            0            0            0            0
    Loan to tenant, net of repayments                0            0     (25,000)      25,000            0            0            0
    Repayment of advances (advances)
      to an affiliate                                0            0           0            0            0            0            0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund, Ltd. by
      related parties                                0            0           0            0            0            0            0
    Minority interest in joint venture,
      net of distributions                           0            0           0            0            0            0            0
    Acquisition of minority interest in
      joint venture                                  0            0           0            0            0            0            0
    Increase in other assets                         0            0     (30,000)           0            0            0            0
                                           -----------  ----------- -----------  -----------  -----------  -----------  -----------
Cash generated (deficiency) after cash
  distributions and special items                  869       (1,326)      2,175      247,517    1,000,068     (982,054)     (34,476)
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                 72           68          64           61           66           57           27
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========
  - from recapture                                   0            0           0            0            0            0            0
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========
Capital gain (loss)                                  0            0          14            0           12            0            1
                                           ===========  =========== ===========  ===========  ===========  ===========  ===========

                                               1986
                                             (Note 1)       1987         1988         1989
                                           -----------  -----------  -----------  -----------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                          39           81           82           81
  - from capital gain                                0            0            0            0
  - from return of capital (Note 3)                  9           15           18           19
                                           -----------  -----------  -----------  -----------
Total distributions on GAAP basis (Note 8)          48           96          100          100
                                           ===========  ===========  ===========  ===========
  Source (on cash basis)
  - from sales                                       0            0            0            0
  - from refinancing                                 0            0            0            0
  - from operations                                 35           96          100          100
  - from cash flow from prior period                 0            0            0            0
  - from return of capital (Note 4)                 13            0            0            0
  - from other (Notes 5 and 10)                      0            0            0            0
                                           -----------  -----------  -----------  -----------
Total distributions on cash basis (Note 8)          48           96          100          100
                                           ===========  ===========  ===========  ===========
Total cumulative cash distributions per
  $1,000 investment from inception                  48          144          244          344
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 6)                             100%         100%         100%         100%



                                                                                                                         6 Months
                                              1990         1991        1992         1993         1994         1995         1996
                                           ----------   ----------  ----------   ----------   ----------   ----------   ----------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                         80           76          72           69           68           63           29
  - from capital gain                               0            0          14            0           12            0            1
  - from return of capital (Note 3)                20           24          75            2           15           81           12
                                           ----------   ----------  ----------   ----------   ----------   ----------   ----------
Total distributions on GAAP basis (Note 8)        100          100         161           71           95          144           42
                                           ==========   ==========  ==========   ==========   ==========   ==========   ==========
  Source (on cash basis)
  - from sales                                      0            0          72            0            0           57            0
  - from refinancing                                0            0           0            0            0            0            0
  - from operations                               100           96          87           71           85           79           39
  - from cash flow from prior period                0            1           0            0           10            8            2
  - from return of capital (Note 4)                 0            0           0            0            0            0            0
  - from other (Notes 5 and 10)                     0            3           2            0            0            0            1
                                           ----------   ----------  ----------   ----------   ----------   ----------   ----------
Total distributions on cash basis (Note 8)        100          100         161           71           95          144           42
                                           ==========   ==========  ==========   ==========   ==========   ==========   ==========
Total cumulative cash distributions per
  $1,000 investment from inception                444          544         705          776          871        1,015        1,057
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 6)                            100%         100%         92%          92%          85%          85%          85%



Note 1: The registration statement relating to the offering of units by CNL Income Fund, Ltd. became effective on April 9, 1986. All income and expenses include the period from April 9, 1986 to December 31, 1986.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund, Ltd. has not treated this amount as a return of capital for any other purpose, except for amounts described in Note 6 below.

Note 4: CNL Income Fund, Ltd. makes its distributions in the current period rather than in arrears based on estimated operating results. In cases where distributions exceed cash from operations in the current period, once finally determined, subsequent distributions are lowered accordingly in order to avoid any return of capital. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund, Ltd. has not treated this amount as a return of capital for any other purpose, except for amounts described in Note 6 below.

Note 5: The corporate general partner of CNL Income Fund, Ltd. contributed $65,000, $7,400 and $120,000 during the years ended December 31, 1991, 1992 and 1994, respectively, in connection with the operations of the partnership.

Note 6: During the year ended December 31, 1992, CNL Income Fund, Ltd. sold one of its properties. Of the net sales proceeds distributed to the limited partners, $823,975 was treated as a return of capital for purposes of calculating the limited partners' preferred return. In addition, during the year ended December 31, 1994, CNL Income Fund, Ltd. sold a property and $861,500 of net sales proceeds distributed to limited partners was treated as a return of capital for purposes of calculating the limited partners' preferred return. As a result of these returns of capital, the amount of the limited partners' adjusted capital contributions (which generally is the limited partners' capital contributions, less distributions from the sale of a property that are considered to be a return of capital) was decreased.

Note 7: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund, Ltd.

Note 8: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

Note 9: CNL Income Fund, Ltd. entered into a promissory note with the corporate general partner for a loan in the amount of $8,100 in connection with the operations of CNL Income Fund, Ltd. The loan was uncollateralized, non-interest bearing and due on demand. As of June 30, 1996, CNL Income Fund, Ltd. had repaid the loan in full to the corporate general partner.

Note 10: During the six months ended June 30, 1996, CNL Income Fund, Ltd. received proceeds of $20,000 for the sale of a small, undeveloped portion of the land relating to a certain property.

                                   TABLE III

                      Operating Results of Prior Programs
                            CNL INCOME FUND II, LTD.

                                                1987
                                              (Note 1)         1988           1989           1990
                                           ------------    ------------   ------------  -------------
Gross revenue                             $    891,543     $  2,379,358   $  2,416,161   $  2,413,874
Equity in earnings of joint ventures             6,648           39,579         82,531        103,198
Profit from sale of properties                       0                0              0              0
Interest income                                303,497           55,545         30,522         31,682
Lease termination income                             0                0              0              0
Less:  Operating expenses                      (39,295)        (120,160)      (127,796)      (104,043)
       Interest expense                              0                0              0              0
       Depreciation and amortization          (170,283)        (442,652)      (460,460)      (452,752)
                                          ------------     ------------   ------------   ------------
Net income - GAAP basis                        992,110        1,911,670      1,940,958      1,991,959
                                          ============     ============   ============   ============
Taxable income
  - from operations                          1,010,827        1,931,840      1,963,484      2,021,575
                                          ============     ============   ============   ============
  - from gain (loss) on sale                         0                0              0              0
                                          ============     ============   ============   ============
Cash generated from operations
  (Notes 2 and 6)                            1,195,312        2,311,231      2,430,909      2,442,845
Cash generated from sales (Note 4)                   0                0              0              0
Cash generated from refinancing                      0                0              0              0
                                          ------------     ------------   ------------   ------------
Cash generated from operations, sales
  and refinancing                            1,195,312        2,311,231      2,430,909      2,442,845
Less: Cash distributions to investors
  (Note 7)
    - from operating cash flow              (1,153,877)      (2,281,500)    (2,376,000)    (2,438,500)
    - from sale of properties                        0                0              0              0
    - from cash flow from prior period               0                0              0              0
    - from other                                     0                0              0              0
                                          ------------     ------------   ------------   ------------
Cash generated (deficiency) after
  cash distributions                            41,435           29,731         54,909          4,345
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                         25,000,000                0              0              0
    General partners' capital
      contributions (Note 5)                     1,000                0              0              0
    Proceeds from loans from corporate
      general partner (Note 8)                       0                0              0              0
    Repayment of loans from corporate
      general partner (Note 8)                       0                0              0              0
    Organization costs                         (10,000)               0              0              0
    Syndication costs                       (2,445,247)               0              0              0
    Acquisition of land and buildings      (19,482,309)      (2,462,767)       (22,330)             0
    Lease costs                                      0                0        (50,000)             0
    Investment in joint ventures              (307,355)               0         (1,217)       (65,000)
    Insurance proceeds                               0                0              0         65,000
    Deposit received from tenant to be
      used for renovation                            0                0              0              0
    Proceeds received from tenant in
      connection with termination of
      lease                                          0                0              0              0
    Increase in restricted cash                      0                0              0              0
    Repayment of advance from an
      affiliate                                (20,500)               0              0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund II, Ltd. by
      related parties                         (253,510)          (1,547)             0              0
    Increase in other assets                         0                0              0              0
                                          ------------     ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items            2,523,514       (2,434,583)       (18,638)         4,345
                                          ============     ============   ============   ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                 53               77             78             80
                                          ============     ============   ============   ============
  - from recapture                                   0                0              0              0
                                          ============     ============   ============   ============
Capital gain (loss)                                  0                0              0              0
                                          ============     ============   ============   ============

                                             C-13




                                                                                                                        6 Months
                                                    1991          1992           1993         1994         1995           1996
                                                ------------  ------------  ------------ ------------ ------------    -----------
Gross revenue                                   $  2,442,225  $  2,324,625  $  2,251,780 $  2,177,384 $  2,284,560    $  1,129,946
Equity in earnings of joint ventures                 126,321       109,302       124,098      132,810      153,677          74,341
Profit from sale of properties                             0             0       161,025       40,650            0               0
Interest income                                       26,047        17,748        14,656       13,484       17,517           7,826
Lease termination income                                   0             0             0      198,482            0               0
Less:  Operating expenses                           (136,678)     (174,212)     (255,962)    (195,568)    (160,444)        (93,700)
       Interest expense                                    0             0             0            0            0               0
       Depreciation and amortization                (448,317)     (446,317)     (445,065)    (441,725)    (456,793)       (210,798)
                                                ------------   ------------  ------------ ------------ ------------    ------------
Net income - GAAP basis                            2,009,598     1,831,146     1,850,532    1,925,517    1,838,517         907,615
                                                ============   ============  ============ ============ ============    ============
Taxable income
  - from operations                                2,031,552     1,936,526     1,694,054    1,912,389    1,786,291         899,679
                                                ============   ============  ============ ============ ============    ============
  - from gain (loss) on sale                               0             0       108,901      (37,097)           0               0
                                                ============   ============  ============ ============ ============    ============
Cash generated from operations
  (Notes 2 and 6)                                  2,495,952     2,343,924     2,170,177    2,156,604    2,168,367       1,164,486
Cash generated from sales (Note 4)                         0             0       746,800      888,210            0               0
Cash generated from refinancing                            0             0             0            0            0               0
                                                ------------   ------------  ------------ ------------ ------------    ------------
Cash generated from operations, sales
  and refinancing                                  2,495,952     2,343,924     2,916,977    3,044,814    2,168,367       1,164,486
Less: Cash distributions to investors
  (Note 7)
    - from operating cash flow                    (2,438,500)   (2,343,924)   (1,782,000)  (2,156,604)  (2,168,367)     (1,164,486)
    - from sale of properties                              0             0             0            0            0               0
    - from cash flow from prior period                     0       (94,576)            0     (281,896)    (207,633)        (23,514)
    - from other                                           0                           0            0            0               0
                                                ------------   ------------  ------------ ------------ ------------    ------------
Cash generated (deficiency) after
  cash distributions                                  57,452       (94,576)    1,134,977      606,314     (207,633)        (23,514)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                        0             0             0            0            0               0
    General partners' capital
      contributions (Note 5)                               0             0             0      161,000            0               0
    Proceeds from loans from corporate
      general partner (Note 8)                             0             0             0            0            0          45,900
    Repayment of loans from corporate
      general partner (Note 8)                             0             0             0            0            0         (45,900)
    Organization costs                                     0             0             0            0            0               0
    Syndication costs                                      0             0             0            0            0               0
    Acquisition of land and buildings                      0             0      (637,900)    (651,540)      (4,323)              0
    Lease costs                                            0             0        (1,800)           0      (12,426)         (1,930)
    Investment in joint ventures                           0             0             0     (260,732)        (121)              0
    Insurance proceeds                                     0             0             0            0            0               0
    Deposit received from tenant to be
      used for renovation                                  0             0             0            0       25,000               0
    Proceeds received from tenant in
      connection with termination of
      lease                                                0             0             0      198,482            0               0
    Increase in restricted cash                            0             0             0            0      (25,000)              0
    Repayment of advance from an
      affiliate                                            0             0             0            0            0               0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund II, Ltd. by
      related parties                                      0             0             0            0            0               0
    Increase in other assets                               0             0             0       (1,750)           0               0
                                                ------------   ------------  ------------ ------------ ------------    ------------
Cash generated (deficiency) after cash
  distributions and special items                     57,452       (94,576)      495,277       51,774     (224,503)        (25,444)
                                                ============   ============  ============ ============ ============    ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                       80            77            67           76           71              36
                                                ============   ============  ============ ============ ============    ============
  - from recapture                                         0             0             0            0            0               0
                                                ============   ============  ============ ============ ============    ============
Capital gain (loss)                                        0             0             4           (1)           0               0
                                                ============   ============  ============ ============ ============    ============

                                             C-14





TABLE III - CNL INCOME FUND II, LTD. (continued)


                                                 1987
                                               (Note 1)        1988         1989         1990
                                             ------------  ------------  ----------    --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                          52             76           77           79
  - from capital gain                                0              0            0            0
  - from investment income from
      prior period                                   0              0            0            0
  - from return of capital (Note 3)                  9             15           18           19
                                          ------------     ----------   ----------   ----------
Total distributions on GAAP basis
  (Note 7)                                          61             91           95           98
                                          ============     ==========   ==========   ==========
    Source (on cash basis)
    - from sales                                     0              0            0            0
    - from refinancing 0                             0              0            0
    - from operations                               61             91           95           98
    - from cash flow from prior
        period                                       0              0            0            0
    - from other                                     0              0            0            0
                                          ------------     ----------   ----------   ----------
Total distributions on cash basis
  (Note 7)                                          61             91           95           98
                                          ============     ==========   ==========   ==========
Total cumulative cash distributions
  per $1,000 investment from
  inception                                         61            152          247          345
Amount (in percentage terms)
  remaining invested in program
  properties at the end of each year
  (period) presented (original total
  acquisition cost of properties
  retained, divided by original total
  acquisition cost of all properties
  in program) (Note 4)                             100%           100%         100%         100%

                                      C-15




                                                                                                               6 Months
                                            1991            1992          1993          1994         1995        1996
                                    ------------    ------------   ------------  -----------  -----------    ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                    80              73             65           75           73              36
  - from capital gain                          0               0              6            2            0               0
  - from investment income from
      prior period                             0               0              0            2            0               0
  - from return of capital (Note 3)           18              25              0           19           22              12
                                     ------------    ------------  ------------ ------------ ------------    ------------
Total distributions on GAAP basis
  (Note 7)                                    98              98             71           98           95              48
                                     ============    ============  ============ ============ ============    ============
    Source (on cash basis)
    - from sales                               0               0              0            0            0               0
    - from refinancing 0                       0               0              0            0            0               0
    - from operations                         98              94             71           86           87              47
    - from cash flow from prior
        period                                 0               4              0           12            8               1
    - from other                               0               0              0            0            0               0
                                     ------------    ------------  ------------ ------------ ------------    ------------
Total distributions on cash basis
  (Note 7)                                     98             98             71           98           95              48
                                     ============    ============  ============ ============ ============    ============
Total cumulative cash distributions
  per $1,000 investment from
  inception                                   443            541            612          710          805             853
Amount (in percentage terms)
  remaining invested in program
  properties at the end of each year
  (period) presented (original total
  acquisition cost of properties
  retained, divided by original total
  acquisition cost of all properties
  in program) (Note 4)                        100%           100%           100%          99%          99%             99%





Note 1: The registration statement relating to the offering of units by CNL Income Fund II, Ltd. became effective on January 2, 1987. All income and expenses include the period from January 2, 1987 to December 31, 1987.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund II, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: In July 1993, the partnership sold one of its properties and received net sales proceeds of $746,800. In addition, in 1994, the partnership sold two additional properties and received net sales proceeds of $888,210. The sale of one of the properties in 1994 qualified as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain was recognized for tax purposes on the sale of this property. The partnership reinvested approximately $1,554,000 of the net sales proceeds in three additional properties. The remaining sales proceeds were used to pay partnership expenses and to meet other working capital needs.

Note 5: The corporate general partner of CNL Income Fund II, Ltd. contributed $161,000 during the year ended December 31, 1994, in connection with the operations of the partnership.

Note 6: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund II, Ltd.

Note 7: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

Note 8: In January 1996, CNL Income Fund II, Ltd. entered into a promissory note with the corporate general partner for a loan in the amount of $26,300 in connection with the operations of CNL Income Fund II, Ltd. The loan, which was uncollateralized and bore interest at a rate of prime plus .25% per annum, and was due on demand. As of June 30, 1996, CNL Income Fund II, Ltd. had repaid the loan in full along with approximately $200 in interest, to the corporate general partner. In addition, in April 1996, CNL Income Fund II, Ltd. entered into a promissory note with the corporate general partner for a loan in the amount of $19,600 in connection with the operations of CNL Income Fund II, Ltd. The loan was uncollateralized, non-interest bearing and due on demand. As of June 30, 1996, CNL Income Fund II, Ltd. had repaid the loan in full to the corporate general partner.

                                   TABLE III

                      Operating Results of Prior Programs
                           CNL INCOME FUND III, LTD.


                                               1987
                                             (Note 1)       1988          1989         1990
                                          ------------  ------------  ------------ -----------
Gross revenue                             $     55,316  $  1,607,223 $  2,487,626 $  2,504,506
Equity in earnings (losses) of joint
  venture                                            0             0       60,079       61,636
Profit from sale of properties                       0             0            0            0
Provision for loss on land and
  building (Note 6)                                  0             0            0            0
Interest income                                 41,081       233,970       36,574       30,541
Less:  Operating expenses                       (6,340)     (111,115)    (126,039)    (112,087)
       Interest expense                              0             0            0            0
       Depreciation and amortization           (19,877)     (294,811)    (451,668)    (458,189)
       Minority interest in income of
         consolidated joint venture                  0       (20,509)     (17,240)     (17,290)
                                          ------------  ------------ ------------ ------------
Net income - GAAP basis                         70,180     1,414,758    1,989,332    2,009,117
                                          ============  ============ ============ ============
Taxable income
  - from operations                             76,166     1,427,351    2,012,200    2,073,719
                                          ============  ============ ============ ============
  - from gain on sale                                0             0            0            0
                                          ============  ============ ============ ============
Cash generated from operations
  (Notes 2 and 7)                               91,037     1,756,426    2,410,063    2,416,542
Cash generated from sales                            0             0            0            0
Cash generated from refinancing                      0             0            0            0
                                          ------------  ------------ ------------ ------------
Cash generated from operations,
  sales and refinancing                         91,037     1,756,426    2,410,063    2,416,542
Less:  Cash distributions to investors
  (Note 8)
    - from operating cash flow                 (91,037)   (1,672,500)  (2,376,000)  (2,376,000)
    - from sale of properties                        0             0            0            0
    - from cash flow from prior period               0             0            0            0
    - from return of capital (Note 4)           (2,103)            0            0            0
                                          ------------  ------------ ------------ ------------
Cash generated (deficiency) after
  cash distributions                            (2,103)       83,926       34,063       40,542
Special items (not including sales
  and refinancing):
    Limited partners' capital
      contributions                         11,345,875    13,654,125            0            0
    General partners' capital
      contributions (Note 5)                     1,000             0            0            0
    Proceeds from loans from corporate
      general partner (Note 9)                       0             0            0            0
    Repayment of loans from corporate
      general partner (Note 9)                       0             0            0            0
    Organization costs                         (10,000)            0            0            0
    Syndication costs                         (973,197)   (1,398,802)        (150)           0
    Acquisition of land and buildings       (7,269,301)  (13,799,321)    (165,636)           0
    Deposit received on sale of land parcel          0             0            0            0
    Lease costs                                      0             0            0            0
    Investment in and loans to joint
      ventures                                       0      (650,540)     (95,294)           0
    Investment of tenant security
      deposit                                        0       (50,000)           0            0
    Proceeds from certificate of
      deposit                                        0             0       50,000            0
    Decrease (increase) in restricted
      cash                                           0       (29,820)           0       29,820
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund III, Ltd. by
      related parties                         (189,613)     (393,065)        (933)           0
    Repayment of advance (advances) to
      affiliates                                (4,129)        4,129            0            0
    Collection on loans                              0             0            0            0
    Distributions to holder of minority
      interest                                       0       (26,348)     (20,028)     (20,184)
    Decrease (increase) in other assets        (25,188)      (40,869)      11,515            0
                                          ------------  ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items            2,873,344    (2,646,585)    (186,463)      50,178
                                          ============  ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  -  from operations                                13            61           80           82
                                          ============  ============ ============ ============
  -  from recapture                                  0             0            0            0
                                          ============  ============ ============ ============
Capital gain (loss)                                  0             0            0            0
                                          ============  ============ ============ ============

                                                                                                                   6 Months
                                              1991            1992          1993         1994         1995            1996
                                          ------------    ------------  ------------ ------------ ------------    ------------
Gross revenue                             $  2,473,440    $  2,379,939  $  2,458,704 $  2,496,217 $  2,339,419    $  1,156,841
Equity in earnings (losses) of joint
  venture                                      (17,482)         31,040        26,521       20,952       22,015           5,042
Profit from sale of properties                       0               0             0            0            0               0
Provision for loss on land and
  building (Note 6)                                  0               0             0            0     (207,844)              0
Interest income                                 30,119          20,416        16,444       11,951       14,006           4,690
Less:  Operating expenses                     (133,947)       (256,773)     (171,418)    (218,737)    (233,384)       (138,270)
       Interest expense                              0               0             0            0            0               0
       Depreciation and amortization          (458,189)       (457,439)     (449,120)    (434,491)    (434,492)       (215,680)
       Minority interest in income of
         consolidated joint venture            (17,169)        (17,242)      (24,669)     (17,287)     (17,205)         (8,578)
                                           ------------   ------------  ------------ ------------ ------------    ------------
Net income - GAAP basis                       1,876,772      1,699,941     1,856,462    1,858,605    1,482,515         804,045
                                           ============   ============  ============ ============ ============    ============
Taxable income
  - from operations                           1,864,647      1,854,785     1,922,069    1,925,870    1,728,573         819,314
                                           ============   ============  ============ ============ ============    ============
  - from gain on sale                                 0              0             0            0            0               0
                                           ============   ============  ============ ============ ============    ============
Cash generated from operations
  (Notes 2 and 7)                             2,399,351      2,243,737     2,292,541    2,363,371    2,203,437       1,101,363
Cash generated from sales                             0              0             0            0            0               0
Cash generated from refinancing                       0              0             0            0            0               0
                                           ------------   ------------  ------------ ------------ ------------    ------------
Cash generated from operations,
  sales and refinancing                       2,399,351      2,243,737     2,292,541    2,363,371    2,203,437       1,101,363
Less:  Cash distributions to investors
  (Note 8)
    - from operating cash flow               (2,376,000)    (2,243,737)   (1,782,000)  (2,363,371)  (2,203,437)     (1,101,363)
    - from sale of properties                         0              0             0            0            0               0
    - from cash flow from prior period                0       (132,263)            0      (12,629)    (172,563)        (86,637)
    - from return of capital (Note 4)                 0                            0            0            0               0
                                           ------------   ------------  ------------ ------------ ------------    ------------
Cash generated (deficiency) after
  cash distributions                             23,351       (132,263)      510,541      (12,629)    (172,563)        (86,637)
Special items (not including sales
  and refinancing):
    Limited partners' capital
      contributions                                   0              0             0            0            0               0
    General partners' capital
      contributions (Note 5)                          0        160,500             0            0            0               0
    Proceeds from loans from corporate
      general partner (Note 9)                        0              0             0            0            0         210,400
    Repayment of loans from corporate
      general partner (Note 9)                        0              0             0            0            0        (210,400)
    Organization costs (10,000)                       0              0             0            0            0               0
    Syndication costs                                 0              0             0            0            0               0
    Acquisition of land and buildings                 0              0             0            0            0               0
    Deposit received on sale of land parcel           0              0             0            0            0          51,400
    Lease costs                                       0              0      (8,  000)      (4,000)           0               0
    Investment in and loans to joint
      ventures                                 (132,084)       (19,728)            0            0            0               0
    Investment of tenant security
      deposit                                         0              0             0            0            0               0
    Proceeds from certificate of
      deposit                                         0              0             0            0            0               0
    Decrease (increase) in restricted
      cash                                            0              0             0            0            0               0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund III, Ltd. by
      related parties                                 0              0             0            0            0               0
    Repayment of advance (advances) to
      affiliates                                      0              0             0            0            0               0
    Collection on loans                          55,000          8,206        27,206       26,173            0               0
    Distributions to holder of minority
      interest                                  (19,854)       (20,031)      (27,455)     (20,033)     (19,997)         (9,984)
    Decrease (increase) in other assets               0              0             0            0            0               0
                                            ------------  ------------   ----------- ------------  -----------    ------------

Cash generated (deficiency) after cash
  distributions and special items               (73,587)        (3,316)      502,292      (10,489)    (192,560)        (45,221)
                                            ============  ============  ============ ============ ============    ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  -  from operations                                  74            73            76           76           68              32
                                            ============  ============  ============ ============ ============    ============
  -  from recapture                                    0             0             0            0            0               0
                                            ============  ============  ============ ============ ============    ============
Capital gain (loss)                                    0             0             0            0            0               0
                                            ============  ============  ============ ============ ============    ============

                                      C-18

                                              1987
                                            (Note 1)       1988         1989          1990
                                          ------------ ------------ ------------  -----------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                          12           60           79           80
  - from capital gain                                0            0            0            0
  - from investment income from prior
      period                                         0            0            0            0
  - from return of capital (Note 3)                  4           12           16           15
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis
  (Note 8)                                          16           72           95           95
                                          ============ ============ ============ ============
    Source (on cash basis)
    - from sales                                     0            0            0            0
    - from refinancing                               0            0            0            0
    - from operations                               16           72           95           95
    - from cash flow from prior
        period                                       0            0            0            0
    - from return of capital (Note 4)                0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis
  (Note 8)                                          16           72           95           95
                                          ============ ============ ============ ============
Total cumulative cash distributions
  per $1,000 investment from
  inception                                         16           88          183          278
Amount (in percentage terms)
  remaining invested in program
  properties at the end of each
  year (period) presented (original
  total acquisition cost of properties
  retained, divided by original total
  acquisition cost of all properties
    in program)                                    100%         100%         100%         100%


                                                                     6 Months

                                              1991            1992          1993         1994         1995            1996
                                         ------------     ------------  ------------ ------------ ------------    ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                        74               67          71           74           59              32
  - from capital gain                              0                0           0            0            0               0
  - from investment income from prior
      period                                       0                0           0            0            0               0
  - from return of capital (Note 3)               21               28           0           21           36              16
                                         ------------     ------------  ------------ ------------ ------------    ------------
Total distributions on GAAP basis
    (Note 8)                                      95               95          71           95           95              48
                                         ============     ============  ============ ============ ============    ============
    Source (on cash basis)
    - from sales                                   0                0           0            0            0               0
    - from refinancing 0                           0                0           0            0            0               0
    - from operations                             95               90          71           95           88              44
    - from cash flow from prior
        period                                     0                5           0            0            7               4
    - from return of capital (Note 4)              0                0           0            0            0
                                         ------------     ------------  ------------ ------------ ------------   -------------
Total distributions on cash basis
  (Note 8)                                        95               95          71           95           95              48
                                         ============     ============  ============ ============ ============    ============
Total cumulative cash distributions
  per $1,000 investment from
  inception                                      373              468         539          634          729             777

Amount (in percentage terms)
  remaining invested in program
  properties at the end of each
  year (period) presented (original
  total acquisition cost of properties
  retained, divided by original total
  acquisition cost of all properties
  in program)                                    100%             100%        100%         100%         100%            100%


Note 1: The registration statement relating to the offering of units by CNL Income Fund III, Ltd. became effective on August 10, 1987. All income and expenses include the period from August 10, 1987 to December 31, 1987.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund III, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: CNL Income Fund III, Ltd. makes its distributions in the current period rather than in arrears based on estimated operating results. In cases where distributions exceed cash from operations in the current period, once finally determined, subsequent distributions are lowered accordingly in order to avoid any return of capital. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund III, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 5: The corporate general partner of CNL Income Fund III, Ltd. contributed $160,000 during the year ended December 31, 1992, in connection with the operations of the partnership.

Note 6: During the year ended December 31, 1995, CNL Income Fund III, Ltd. recorded an allowance for loss on land and building of $207,844 for financial reporting purposes relating to one of its properties. The loss represented the difference between the property's carrying value and the estimated net realizable value, based on an anticipated sales price expected to be received from an unrelated third party.

Note 7: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund III, Ltd.

Note 8: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.

Note 9: In January 1996, CNL Income Fund III, Ltd. entered into a promissory note with the corporate general partner for a loan in the amount of $86,200 in connection with the operations of CNL Income Fund III, Ltd. The loan, which was uncollateralized and bore interest at a rate of prime plus .25% per annum, and was due on demand. As of June 30, 1996, CNL Income Fund III, Ltd. had repaid the loan in full along with approximately $660 in interest, to the corporate general partner. In addition, in April 1996, CNL Income Fund III, Ltd. entered into a promissory note with the corporate general partner for a loan in the amount of $124,200 in connection with the operations of CNL Income Fund III, Ltd. The loan was uncollateralized, non-interest bearing and due on demand. As of June 30, 1996, CNL Income Fund III, Ltd. had repaid the loan in full to the corporate general partner.

                                   TABLE III
                      Operating Results of Prior Programs
                            CNL INCOME FUND IV, LTD.

                                                 1988
                                               (Note 1)         1989           1990           1991
                                             ------------   ------------   ------------   ------------
Gross revenue                             $    236,113      $  2,540,112   $  2,705,889   $  2,607,075
Equity in earnings of joint ventures             8,367            92,589        194,745        207,752
Profit from sale of properties                       0                 0              0              0
Interest income                                318,111           150,156         27,203         22,674
Less: Operating expenses                       (26,424)         (175,108)      (175,697)      (221,842)
      Interest expense                               0                 0              0              0
      Depreciation and amortization            (50,019)         (427,683)      (468,389)      (467,451)
                                          ------------      ------------   ------------   ------------
Net income - GAAP basis                        486,148         2,180,066      2,283,751      2,148,208
                                          ============      ============   ============   ============
Taxable income
  - from operations                            481,448         2,095,089      2,222,457      2,034,837
                                          ============      ============   ============   ============
  - from gain on sale                                0                 0              0              0
                                          ============      ============   ============   ============
Cash generated from operations
  (Notes 2 and 7)                              552,318         2,606,064      2,773,852      2,551,205
Cash generated from sales (Note 5)                   0                 0              0              0
Cash generated from refinancing                      0                 0              0              0
                                          ------------      ------------   ------------   ------------
Cash generated from operations, sales
  and refinancing                              552,318         2,606,064      2,773,852      2,551,205
Less:  Cash distributions to investors
  (Note 8)
    - from operating cash flow                (510,163)       (2,606,064)    (2,760,000)    (2,551,205)
    - from sale of properties                        0                 0              0              0
    - from cash flow from prior period               0           (11,736)             0        (44,271)
    - from return of capital (Note 4)                0                 0              0        (22,520)
    - from other (Note 6)                            0                 0              0       (142,004)
                                          ------------      ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions                                 42,155           (11,736)        13,852       (208,795)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                         30,000,000                 0              0              0
    General partners' capital
      contributions                              1,000                 0              0        142,004
    Organization costs                         (10,000)                0              0              0
    Syndication costs                       (2,720,258)          (41,440)             0              0
    Lease costs                                      0                 0              0         (5,050)
    Acquisition of land and buildings      (19,131,848)       (3,382,106)      (221,182)        (2,155)
    Investment in direct financing
      leases                                         0        (2,236,216)             0              0
    Investment in joint ventures              (906,725)         (375,408)          (168)       (15,960)
    Proceeds from transfer of joint
      venture interest                               0            95,201        123,394              0
    Decrease (Increase) in restricted cash           0                 0              0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund IV, Ltd. by
      related parties                         (760,951)           (5,264)          (269)             0
    Repayment of advance (advances)
      to an affiliate                          (14,693)           14,693              0              0
    Increase in other assets                  (373,299)           (5,790)             0              0
                                          ------------      ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items            6,125,381        (5,948,066)       (84,373)       (89,956)
                                          ============      ============   ============   ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                 31                69             73             67
                                          ============      ============   ============   ============
  - from recapture                                   0                 0              0              0
                                          ============      ============   ============   ============
Capital gain (loss)                                  0                 0              0              0
                                          ============      ============   ============   ============


                                      C-21










                                                                                                     6 Months
                                              1992            1993          1994          1995          1996
                                          ------------   ------------  ------------  ------------  ------------

Gross revenue                             $  2,708,496   $  2,678,068  $  2,591,454  $ 2,608,216  $ 1,285,108
Equity in earnings of joint ventures           198,177        235,457       247,197      245,778      131,471
Profit from sale of properties                       0              0       128,592      128,547            0
Interest income                                 15,370         20,202        27,119       17,578        9,946
Less: Operating expenses                      (158,464)      (209,789)     (220,033)    (330,843)    (141,064)
      Interest expense                               0              0             0            0            0
      Depreciation and amortization           (471,737)      (460,193)     (463,805)    (458,937)    (223,661)
                                          ------------   ------------  ------------ ------------ ------------
Net income - GAAP basis                      2,291,842      2,263,745     2,310,524    2,210,339    1,061,800
                                          ============   ============  ============ ============ ============
Taxable income
  - from operations                          2,236,726      2,229,572     2,164,504    2,153,355    1,001,988
                                          ============   ============  ============ ============ ============
  - from gain on sale                                0              0       124,367            0            0
                                          ============   ============  ============ ============ ============
Cash generated from operations
  (Notes 2 and 7)                            2,745,754      2,653,559     2,544,211    2,670,393    1,380,932
Cash generated from sales (Note 5)                   0              0       712,000      518,650            0
Cash generated from refinancing                      0              0             0            0            0
                                          ------------   ------------  ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                            2,745,754      2,653,559     3,256,211    3,189,043    1,380,932
Less:  Cash distributions to investors
  (Note 8)
    - from operating cash flow              (2,745,754)    (2,070,000)   (2,544,211)  (2,670,393)  (1,380,000)
    - from sale of properties                        0              0             0            0            0
    - from cash flow from prior period               0              0      (215,789)     (89,607)           0
    - from return of capital (Note 4)                0              0             0            0            0
    - from other (Note 6)                      (14,246)             0             0            0            0
                                          ------------   ------------  ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                (14,246)       583,559       496,211      429,043          932
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0              0             0            0            0
    General partners' capital
      contributions                             21,000         77,500             0            0       22,300
    Organization costs                               0              0             0            0            0
    Syndication costs                                0              0             0            0            0
    Lease costs                                 (2,160)       (10,560)         (360)      (1,800)        (669)
    Acquisition of land and buildings                0        (34,011)     (537,317)      (1,628)           0
    Investment in direct financing
      leases                                         0              0             0            0            0
    Investment in joint ventures                     0              0             0            0     (520,000)
    Proceeds from transfer of joint
      venture interest                               0              0             0            0            0
    Decrease (Increase) in restricted cash           0              0             0     (518,150)     518,150
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund IV, Ltd. by
      related parties                           (3,028)             0             0       (1,175)           0
    Repayment of advance (advances)
      to an affiliate                                0              0             0            0            0
    Increase in other assets                         0              0             0            0            0
                                          ------------   ------------  ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items               1,566         616,488       (41,466)     (93,710)      20,713
                                          ============   ============  ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                 74             74            71           71           33
                                          ============   ============  ============ ============ ============
  - from recapture                                   0              0             0            0            0
                                          ============   ============  ============ ============ ============
Capital gain (loss)                                  0              0             4            0            0
                                          ============   ============  ============ ============ ============


                                      C-22





                TABLE III - CNL INCOME FUND IV, LTD. (continued)

                                                 1988
                                               (Note 1)        1989           1990          1991
                                            -------------  ------------   ------------  ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                            32             72             75            71
  - from capital gain                                  0              0              0             0
  - from investment income from prior
      period                                           0              0              0             0
  - from return of capital (Note 3)                    2             15             17            21
                                            ------------   ------------   ------------  ------------
Total distributions on GAAP basis (Note 8)            34             87             92            92
                                            ============   ============   ============  ============
  Source (on cash basis)
  - from sales                                         0              0              0             0
  - from refinancing                                   0              0              0             0
  - from operations                                   34             87             92            85
  - from cash flow from prior period                   0              0              0             1
  - from return of capital (Note 4)                    0              0              0             1
  - from other (Note 6)                                0              0              0             5
                                            ------------   ------------   ------------  ------------
Total distributions on cash basis (Note 8)            34             87             92            92
                                            ============   ============   ============  ============
Total cumulative cash distributions per
  $1,000 investment from inception                    34            121            213           305
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by
  original total acquisition cost of
  all properties in program) (Note 5)                100%           100%           100%          100%








                                                                                                     6 Months
                                                 1992          1993         1994          1995          1996
                                            ------------  -----------  ------------  ------------  ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           76           69          72             69            35
  - from capital gain                                 0            0           4              4             0
  - from investment income from prior
      period                                          0            0           6              0             0
  - from return of capital (Note 3)                  16            0          10             19            11
                                            ------------  -----------  ------------  ------------  ------------
Total distributions on GAAP basis (Note 8)           92           69          92             92            46
                                            ============  ===========  ============  ============  ============
  Source (on cash basis)
  - from sales                                        0            0           0              0             0
  - from refinancing                                  0            0           0              0             0
  - from operations                                  92           69          85             89            46
  - from cash flow from prior period                  0            0           7              3             0
  - from return of capital (Note 4)                   0            0           0              0             0
  - from other (Note 6)                               0            0           0              0             0
                                            ------------  -----------  ------------  ------------  ------------
Total distributions on cash basis (Note 8)           92           69          92             92            46
                                            ============  ===========  ============  ============  ============
Total cumulative cash distributions per
  $1,000 investment from inception                  397          466         558            650           696
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by
  original total acquisition cost of
  all properties in program) (Note 5)              100%          100%        100%            98%          100%


Note 1: The registration statement relating to the offering of units by CNL Income Fund IV, Ltd. became effective on May 6, 1988. All income and expenses include the period from May 6, 1988 to December 31, 1988.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund IV, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: CNL Income Fund IV, Ltd. makes its distributions in the current period rather than in arrears based on estimated operating results. In cases where distributions exceed cash from operations in the current period, once finally determined, subsequent distributions are lowered accordingly in order to avoid any return of capital. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund IV, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 5: During April 1994, the partnership sold one of its properties for $712,000. Subsequently, the partnership reinvested $539,794 of the net sales proceeds in two additional properties. The remaining net sales proceeds were used by the partnership to meet other working capital needs of the Partnership. In December 1995, CNL Income Fund IV, Ltd. sold one of its properties for $520,000 and received net sales proceeds of $518,650. At December 31, 1995, the net sales proceeds were being held in an interest bearing escrow account pending the release of funds by the escrow agent to acquire an additional property or return the funds to the partnership. In January 1996, CNL Income Fund IV, Ltd. reinvested the net sales proceeds, along with additional funds, in an additional property as tenants-in-common with affiliates of its general partners.

Note 6: The corporate general partner of CNL Income Fund IV, Ltd. contributed $142,004, $21,000, $77,500 and $22,300 during the years ended December
        31, 1991, 1992 and 1993, and the six months ended June 30, 1996, respectively, in connection with the operations of the partnership.

Note 7: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund IV, Ltd.

Note 8: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                                   TABLE III
                      Operating Results of Prior Programs
                            CNL INCOME FUND V, LTD.

                                                 1988
                                               (Note 1)         1989           1990            1991
                                             ------------   ------------   ------------   ------------
Gross revenue                                $          0   $  1,122,067   $  2,527,538   $  2,507,285
Equity in earnings of unconsolidated
  joint ventures                                        0            448         36,362         51,823
Profit from sale of properties
  (Note 4)                                              0              0              0              0
Interest income                                         0        459,899         41,407         22,199
Less:  Operating expenses                               0        (74,006)      (132,991)      (201,129)
       Interest expense                                 0              0              0              0
       Depreciation and amortization                    0       (117,848)      (335,444)      (343,363)
       Minority interest in loss
         (income) of consolidated
         joint venture                                  0        (20,558)       (43,323)       (43,040)
                                             ------------   ------------   ------------   ------------
Net income - GAAP basis                                 0      1,370,002      2,093,549      1,993,775
                                             ============   ============   ============   ============
Taxable income
  - from operations                                     0      1,268,799      1,983,848      1,842,653
                                             ============   ============   ============   ============
  - from gain on sale                                   0              0              0              0
                                             ============   ============   ============   ============
Cash generated from operations
  (Notes 2 and 6)                                       0      1,520,757      2,356,888      2,248,777
Cash generated from sales                               0              0              0              0
Cash generated from refinancing                         0              0              0              0
                                             ------------   ------------   ------------   ------------
Cash generated from operations, sales
  and refinancing                                       0      1,520,757      2,356,888      2,248,777
Less:  Cash distributions to investors
  (Note 7)
    - from operating cash flow                          0     (1,370,974)    (2,286,701)    (2,248,777)
    - from sale of properties                           0              0              0              0
    - from cash flow from prior period                  0              0              0        (51,606)
    - from other                                        0              0              0              0
                                             ------------   ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions                                         0        149,783         70,187        (51,606)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                24,010     24,976,000              0              0
    General partners' capital
      contributions                                 1,000              0              0         45,000
    Withdrawal of original limited
      partner                                           0            (10)             0              0
    Organization costs                                  0        (10,000)             0              0
    Syndication costs                                   0     (2,358,755)             0              0
    Lease costs                                         0              0              0        (21,660)
    Acquisition of land and buildings                   0    (15,843,161)    (2,129,325)       (47,605)
    Loan to tenant                                      0              0              0        (28,512)
    Collections on mortgage note
      receivable (Note 4)                               0              0              0              0
    Collections on note receivable                      0              0              0          9,206
    Investment in direct financing leases               0     (4,124,100)       (38,042)             0
    Investment in joint ventures                        0        (21,292)      (132,376)             0
    Investment of tenant security deposit               0        (15,000)             0              0
    Proceeds from certificate of deposit                0              0         15,000              0
    Proceeds from sale of portion of land
      for right of way purposes                         0              0              0              0
    Proceeds from sale of joint venture
      interest                                          0              0        365,000              0
    Increase in other assets                          (64)       (95,773)             0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund V, Ltd. by
      related parties                                   0       (599,934)        (4,792)             0
    Distributions to holder of minority
      interest                                          0        (23,319)       (49,169)       (29,086)
                                             ------------   ------------   ------------    ------------
Cash generated (deficiency) after cash
  distributions and special items                  24,946      2,034,439     (1,903,517)      (124,263)
                                             ============   ============   ============    ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                     0             61             79             73
                                             ============   ============   ============   ============
  - from recapture                                      0              0              0              0
                                             ============   ============   ============   ============
Capital gain (loss)                                     0              0              0              0
                                             ============   ============   ============   ============


                                      C-25










                                                                                                            6 Months
                                                 1992           1993             1994           1995           1996
                                            ------------   ------------     ------------  ------------    -----------
Gross revenue                               $  2,405,496      2,347,566     $  2,292,921  $  2,200,192  $  1,043,257
Equity in earnings of unconsolidated
  joint ventures                                  49,839         45,711           47,219        47,018        22,233
Profit from sale of properties
  (Note 4)                                             0              0                0         5,924           450
Interest income                                   15,127         10,650            7,564        55,785        57,786
Less:  Operating expenses                       (153,618)      (281,407)        (208,805)     (243,187)     (143,474)
       Interest expense                                0              0                0             0             0
       Depreciation and amortization            (345,847)      (345,485)        (403,147)     (397,735)     (190,442)
       Minority interest in loss
         (income) of consolidated
         joint venture                             4,434         17,859            7,277        11,823        13,108
                                            ------------   ------------     ------------  ------------   -----------
Net income - GAAP basis                        1,975,431      1,794,894        1,743,029     1,679,820       802,918
                                            ============   ============     ============  ============   ===========
Taxable income
  - from operations                            1,922,820      1,733,453        1,746,181     1,514,341       787,616
                                            ============   ============     ============  ============   ===========
  - from gain on sale                                  0              0                0         5,855           430
                                            ============   ============     ============  ============   ===========
Cash generated from operations
  (Notes 2 and 6)                              2,354,590      2,215,658        2,177,079     2,142,918     1,025,805
Cash generated from sales                              0              0                0             0             0
Cash generated from refinancing                        0              0                0             0             0
                                            ------------   ------------     ------------  ------------   -----------
Cash generated from operations, sales
  and refinancing                              2,354,590      2,215,658        2,177,079     2,142,918     1,025,805
Less:  Cash distributions to investors
  (Note 7)
    - from operating cash flow                (2,300,053)    (1,735,129)      (2,177,079)   (2,142,918)   (1,025,805)
    - from sale of properties                          0              0                0             0             0
    - from cash flow from prior period                 0              0         (122,921)     (157,082)     (124,195)
    - from other                                       0              0                0             0             0
                                            ------------   ------------     ------------  ------------   -----------
Cash generated (deficiency) after cash
  distributions                                   54,537        480,529         (122,921)     (157,082)     (124,195)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                    0              0                0             0             0
    General partners' capital
      contributions                                    0              0                0        31,500       108,200
    Withdrawal of original limited
      partner                                          0              0                0             0             0
    Organization costs                                 0              0                0             0             0
    Syndication costs                                  0              0                0             0             0
    Lease costs                                        0              0                0             0             0
    Acquisition of land and buildings                  0              0                0             0             0
    Loan to tenant                                     0              0                0             0             0
    Collections on mortgage note
      receivable (Note 4)                              0              0                0        11,409         3,270
    Collections on note receivable                19,306              0                0             0             0
    Investment in direct financing leases              0              0                0             0             0
    Investment in joint ventures                       0              0                0             0             0
    Investment of tenant security deposit              0              0                0             0             0
    Proceeds from certificate of deposit               0              0                0             0             0
    Proceeds from sale of portion of land
      for right of way purposes                        0              0                0         7,625             0
    Proceeds from sale of joint venture
      interest                                         0              0                0             0             0
    Increase in other assets                           0              0                0             0             0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund V, Ltd. by
      related parties                                  0              0                0             0             0
    Distributions to holder of minority
      interest                                   (26,731)       (10,725)               0             0             0
                                            ------------     ----------     ------------ -------------   -----------
Cash generated (deficiency) after cash
  distributions and special items                 47,112        469,804         (122,921)     (106,548)      (12,725)
                                            ============     ==========     ============  ============   ===========
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                   76             69               69            60            31
                                            ============     ==========     ============  ============  ============
  - from recapture                                     0              0                0             0             0
                                            ============     ==========     ============  ============  ============
Capital gain (loss)                                    0              0                0             0             0
                                            ============     ==========     ============  ============  ============


                                      C-26





TABLE III - CNL INCOME FUND V, LTD. (continued)


                                               1988
                                             (Note 1)        1989         1990         1991
                                           ------------  ------------ ------------ ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0             66           83           79
  - from capital gain                                0              0            0            0
  - from investment income from prior
      period                                         0              0            0            0
  - from return of capital (Note 3)                  0              0            8           13
                                          ------------   ------------ ------------ ------------
Total distributions on GAAP basis
  (Note 7)                                           0             66           91           92
                                          ============   ============ ============ ============
    Source (on cash basis)
    - from sales                                     0              0            0            0
    - from refinancing                               0              0            0            0
    - from operations                                0             66           91           90
    - from cash flow from prior
        period                                       0              0            0            2
                                          ------------   ------------ ------------ ------------
Total distributions on cash basis
  (Note 7)                                           0             66           91           92
                                          ============   ============ ============ ============
Total cumulative cash distributions
  per $1,000 investment from inception               0             66          157          249
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by
  original total acquisition cost of
  all properties in program) (Note 4)              N/A            100%         100%         100%




                                                                                                     6 Months
                                              1992             1993          1994         1995         1996
                                          ------------     ------------  ------------ ------------ ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                          78               69            69           66           32
  - from capital gain                                0                0             0            0            0
  - from investment income from prior
      period                                         0                0             2            0            0
  - from return of capital (Note 3)                 14                0            21           26           14
                                          ------------     ------------  ------------ ------------ ------------
Total distributions on GAAP basis
  (Note 7)                                          92               69            92           92           46
                                          ============     ============  ============ ============ ============
    Source (on cash basis)
    - from sales                                     0                0             0            0            0
    - from refinancing                               0                0             0            0            0
    - from operations                               92               69            87           86           41
    - from cash flow from prior
        period                                       0                0             5            6            5
                                          ------------     ------------  ------------ ------------ ------------
Total distributions on cash basis
  (Note 7)                                          92               69            92           92           46
                                          ============     ============  ============ ============ ============
Total cumulative cash distributions
  per $1,000 investment from inception             341              410           502          594          640
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by
  original total acquisition cost of
  all properties in program) (Note 4)              100%             100%          100%          95%          95%

Note 1: The registration statement relating to the offering of units by CNL Income Fund V, Ltd. became effective on December 16, 1988. Activities through February 1, 1989, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund V, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: In August 1995, CNL Income Fund V, Ltd. sold one of its properties to the tenant and in connection therewith accepted a promissory note in the principal sum of $1,040,000, collateralized by a mortgage on the property. The note bears interest at a rate of 10.25% per annum and is being collected in 59 equal monthly installments of $9,319, with a balloon payment of $1,006,004 due in July 2000. In accordance with generally accepted accounting principles, the partnership recorded the sale using the installment method; therefore, the gain on sale of the property was deferred and is being recognized as income proportionately as payments under the mortgage note are collected. The partnership recognized a gain of $1,571 and $450 for financial reporting purposes for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively, and had a deferred gain of $141,641 and $141,191 at December 31, 1995 and June 30, 1996, respectively. The general partners anticipate that payments collected under the mortgage note will be reinvested in additional properties or used for other partnership purposes.

Note 5: The corporate general partner of CNL Income Fund V, Ltd. contributed $45,000, $31,500 and $108,200 during the years ended December 31, 1991 and 1995, and the six months ended June 30, 1996, respectively.

Note 6: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund V, Ltd.

Note 7: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                                   TABLE III
                      Operating Results of Prior Programs
                            CNL INCOME FUND VI, LTD.

                                             1988
                                           (Note 1)           1989              1990           1991
                                          ------------    ------------      ------------   -----------
Gross revenue                             $          0    $     83,266    $  2,760,167    $  3,378,012
Equity in earnings of unconsolidated
  joint ventures                                     0               0          12,246          41,607
Profit (Loss) from sale of properties                0               0               0               0
Interest income                                      0         527,128         417,935          43,401
Less: Operating expenses                             0         (33,611)       (144,999)       (234,452)
      Interest expense                               0               0               0               0
      Depreciation and amortization                  0         (14,823)       (405,738)       (508,761)
      Minority interest in income of
        consolidated joint venture                   0               0         (13,116)        (17,873)
                                          ------------    ------------    ------------    ------------
Net income - GAAP basis                              0         561,960       2,626,495       2,701,934
                                          ============    ============    ============    ============
Taxable income
  - from operations                                  0         559,399       2,490,985       2,495,354
                                          ============    ============    ============    ============
  - from gain on sale (Note 4)                       0               0               0               0
                                          ============    ============    ============    ============
Cash generated from operations
  (Notes 2 and 5)                                    0         575,380       2,931,535       3,198,715
Cash generated from sales (Note 4)                   0               0               0               0
Cash generated from refinancing                      0               0               0               0
                                          ------------    ------------    ------------    ------------
Cash generated from operations, sales
  and refinancing                                    0         575,380       2,931,535       3,198,715
Less: Cash distributions to investors
  (Note 6)
    - from operating cash flow                       0        (567,092)     (2,876,824)     (3,150,375)
    - from sale of properties                        0               0               0               0
    - from cash flow from prior period               0               0               0               0
                                          ------------    ------------    ------------    ------------
Cash generated (deficiency) after cash
  distributions                                      0           8,288          54,711          48,340
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                 10      33,833,625       1,166,375               0
    General partners' capital
      contributions                              1,000               0               0               0
    Withdrawal of original limited
      partner                                        0             (10)              0               0
    Organization costs                               0         (10,000)              0               0
    Syndication costs                                0      (3,105,276)       (136,045)              0
    Acquisition of land and buildings                0     (12,005,638)    (13,096,593)       (601,145)
    Investment in direct financing
      leases                                         0        (810,522)     (2,836,022)           (829)
    Investment in joint ventures                     0               0        (322,916)       (150,378)
    Proceeds from transfer of joint
      venture interest                               0               0               0          21,000
    Lease costs                                      0               0               0         (14,200)
    Loan to tenant                                   0               0        (200,920)              0
    Collections on loan to tenant                    0               0               0         200,920
    Collections on mortgage note
      receivable                                     0               0               0               0
    Decrease(increase) in other assets             (72)     (1,044,052)              0               0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund VI, Ltd. by
      related parties                                0        (773,705)        (92,589)        (23,408)
    Distributions to holder of minority
      interest                                       0               0         (16,590)        (21,959)
                                          ------------    ------------    ------------    ------------
Cash generated (deficiency) after cash
  distributions and special items                  938      16,092,710     (15,480,589)       (541,659)
                                          ============    ============    ============    ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0              32              71              71
                                          ============    ============    ============    ============
  - from recapture                                   0               0               0               0
                                          ============    ============    ============    ============
Capital gain (loss) (Note 4)                         0               0               0               0
                                          ============    ============    ============    ============


                                      C-29










                                                                                                     6 Months
                                               1992             1993         1994         1995          1996
                                           ------------    ------------  ------------ ------------ ------------
Gross revenue                              $  3,552,597    $  3,595,729  $  3,394,257 $  3,331,584 $  1,690,053
Equity in earnings of unconsolidated
  joint ventures                                 42,537          44,350        70,499       83,483       46,577
Profit (Loss) from sale of properties                 0               0       332,664       95,913            0
Interest income                                  17,257          15,548        24,933       43,352       18,848
Less: Operating expenses                       (190,190)       (163,373)     (196,287)    (182,432)    (110,303)
      Interest expense                                0               0             0            0            0
      Depreciation and amortization            (516,527)       (516,717)     (510,246)    (490,386)    (242,262)
      Minority interest in income of
        consolidated joint venture              (19,172)        (19,845)      (20,792)     (20,133)     (11,069)
                                           ------------    ------------  ------------ ------------ ------------
Net income - GAAP basis                       2,886,502       2,955,692     3,095,028    2,861,381    1,391,844
                                           ============    ============  ============ ============ ============
Taxable income
  - from operations                           2,601,278       2,732,663     2,724,815    2,566,953    1,253,001
                                           ============    ============  ============ ============ ============
  - from gain on sale (Note 4)                        0               0             0       92,999            0
                                           ============    ============  ============ ============ ============
Cash generated from operations
  (Notes 2 and 5)                             3,203,357       3,194,686     3,253,674    3,222,430    1,650,988
Cash generated from sales (Note 4)                    0               0     1,429,481      899,503            0
Cash generated from refinancing                       0               0             0            0            0
                                           ------------    ------------  ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                             3,203,357       3,194,686     4,683,155    4,121,933    1,650,988
Less: Cash distributions to investors
  (Note 6)
    - from operating cash flow               (3,150,252)     (2,382,184)   (3,150,000)  (3,150,000)  (1,575,000)
    - from sale of properties                         0               0             0            0            0
    - from cash flow from prior period                0               0             0            0            0
                                           ------------    ------------  ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                  53,105         812,502     1,533,155      971,933       75,988
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                   0               0             0            0            0
    General partners' capital
      contributions                                   0               0             0            0            0
    Withdrawal of original limited
      partner                                         0               0             0            0            0
    Organization costs                                0               0             0            0            0
    Syndication costs                                 0               0             0            0            0
    Acquisition of land and buildings           (26,500)              0      (980,904)     (25,646)           0
    Investment in direct financing
      leases                                          0               0             0     (723,237)           0
    Investment in joint ventures                 (6,171)              0      (455,146)           0     (173,650)
    Proceeds from transfer of joint
      venture interest                                0               0             0            0            0
    Lease costs                                  (4,800)         (3,600)       (1,500)      (3,300)      (3,300)
    Loan to tenant                                    0               0             0            0            0
    Collections on loan to tenant                     0               0             0            0            0
    Collections on mortgage note
      receivable                                      0               0             0        2,967        3,033
    Decrease(increase) in other assets            4,067               0             0            0            0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund VI, Ltd. by
      related parties                                 0               0             0       (1,375)           0
    Distributions to holder of minority
      interest                                  (23,229)        (23,821)      (22,077)     (26,824)      (3,524)
                                          -------------     -----------  ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                (3,528)        785,081        73,528      194,518     (101,453)
                                          =============    ============  ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  74              77            77           73           35
                                          =============    ============  ============ ============ ============
  - from recapture                                    0               0             0            0            0
                                          =============    ============  ============ ============ ============
Capital gain (loss) (Note 4)                          0               0             0            3            0
                                          =============    ============  ============ ============ ============


                                      C-30





                TABLE III - CNL INCOME FUND VI, LTD. (continued)


                                                 1988
                                               (Note 1)           1989           1990           1991
                                             ------------     ------------   ------------    ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                              0              32              74              76
  - from capital gain                                   0               0               0               0
  - from investment income from prior
      period                                            0               0               0               0
  - from return of capital (Note 3)                     0               0               8              14
                                             ------------    ------------    ------------    ------------
Total distributions on GAAP basis
  (Note 6)                                              0              32              82              90
                                             ============    ============    ============    ============
    Source (on cash basis)
    - from operations                                   0              32              82              90
    - from sale of partnership interests                0               0               0               0
    - from cash flow from prior period                  0               0               0               0
                                             ------------    ------------    ------------    ------------
Total distributions on cash basis (Note 6)              0              32              82              90
                                             ============    ============    ============    ============
Total cumulative cash distributions per
  $1,000 investment from inception                      0              32             114             204
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 4)                                N/A             100%            100%            100%





                                                                                                         6 Months
                                                 1992           1993          1994           1995          1996
                                             ------------   ------------  ------------   ------------  ------------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                             82             68            78             78            39
  - from capital gain                                   0              0            10              3             0
  - from investment income from prior
      period                                            0              0             2              9             5
  - from return of capital (Note 3)                     8              0             0              0             1
                                             ------------   ------------  ------------   ------------  ------------
Total distributions on GAAP basis
  (Note 6)                                             90             68            90             90            45
                                             ============   ============  ============   ============  ============
    Source (on cash basis)
    - from operations                                  90             68            90             90            45
    - from sale of partnership interests                0              0             0              0             0
    - from cash flow from prior period                  0              0             0              0             0
                                             ------------   ------------  ------------   ------------  ------------
Total distributions on cash basis (Note 6)             90             68            90             90            45
                                             ============   ============  ============   ============  ============
Total cumulative cash distributions per
  $1,000 investment from inception                    294            362           452            542           587
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 4)                                100%           100%          100%           100%          100%

Note 1: Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, CNL Income Fund VI, Ltd. ("CNL VI") and CNL Income Fund V, Ltd. each registered for sale $25,000,000 units of limited partnership interest ("Units"). The offering of Units of CNL Income Fund V, Ltd. commenced December 16, 1988. Pursuant to the registration statement, CNL VI's offering of Units could not commence until the offering of Units of CNL Income Fund V, Ltd. was terminated. CNL Income Fund V, Ltd. terminated its offering of Units on June 7, 1989, at which time the maximum offering proceeds of $25,000,000 had been received. Upon the termination of the offering of Units of CNL Income Fund V, Ltd., CNL VI commenced its offering of Units. Activities through June 22, 1989, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund VI, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: During the year ended December 31, 1994, the partnership sold two of its properties and received net proceeds of $1,429,481. The sale of these properties was structured to qualify as like-kind exchange transactions in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain or loss was recognized for federal income tax purposes. Subsequent to the sale of these properties, the partnership reinvested the sales proceeds in two additional properties. In June 1995, CNL Income Fund VI, Ltd. sold a property and received net sales proceeds of $899,503. In August 1995, the partnership reinvested $724,612 in an additional property. In addition, in January 1996, the partnership reinvested the remaining net sales proceeds in an additional property as tenants-in-common with affiliates of the general partners.

Note 5: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund VI, Ltd.

Note 6: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                                   TABLE III
                      Operating Results of Prior Programs
                           CNL INCOME FUND VII, LTD.




                                                1989
                                              (Note 1)        1990           1991           1992
                                             ------------  ------------   ------------   ------------
Gross revenue                             $          0     $  1,107,671   $  2,922,456   $  2,827,336
Equity in earnings of unconsolidated
  joint ventures                                     0           21,785         57,994        115,763
Profit (Loss) from sale of properties
  (Note 6)                                           0                0              0        110,344
Interest income                                      0          352,475         87,982         33,395
Less: Operating expenses                             0          (71,687)      (151,806)      (149,202)
      Interest expense                               0                0              0              0
      Depreciation and amortization                  0         (171,276)      (369,363)      (365,245)
      Other (Note 7)                                 0                0              0              0
      Minority interest in income of
        consolidated joint venture                   0           (8,113)       (18,999)       (19,338)
                                          ------------     ------------   ------------   ------------
Net income - GAAP basis                              0        1,230,855      2,528,264      2,553,053
                                          ============     ============   ============   ============
Taxable income
  - from operations                                  0        1,187,723      2,395,751      2,286,276
                                          ============     ============   ============   ============
  - from gain on sale (Notes 4 and 5)                0                0              0         65,924
                                          ============     ============   ============   ============
Cash generated from operations
  (Notes 2 and 8)                                    0        1,387,548      2,767,626      2,683,316
Cash generated from sales (Notes 4
  and 5)                                             0                0              0        700,000
Cash generated from refinancing                      0                0              0              0
                                          ------------     ------------   ------------   ------------
Cash generated from operations, sales
  and refinancing                                    0        1,387,548      2,767,626      3,383,316
Less: Cash distributions to investors
  (Note 9)
    - from operating cash flow                       0       (1,255,979)    (2,640,400)    (2,683,316)
    - from sale of properties                        0                0              0              0
    - from cash flow from prior period               0                0              0        (16,688)
                                          ------------     ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions                                      0          131,569        127,226        683,312
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0       30,000,000              0              0
    General partners' capital
      contributions                              1,000                0              0              0
    Organization costs                               0          (10,000)             0              0
    Syndication costs                                0       (2,695,286)           445              0
    Acquisition of land and buildings                0      (18,596,877)    (1,219,126)      (284,264)
    Collections on mortgage notes
      receivable (Note 6)                            0                0              0              0
    Investment in direct financing leases            0       (4,758,884)             0       (338,216)
    Investment in joint ventures                     0         (365,168)    (1,115,881)       (53,542)
    Return of capital from joint ventures            0                0              0              0
    Increase in other assets                       (76)        (244,822)             0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund VII, Ltd. by
      related parties                                0         (853,348)        (8,665)          (117)
    Distributions to holder of minority
      interest                                       0           (8,246)       (18,940)       (19,221)
    Other                                            0                0          1,522              0
                                          ------------     ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items                  924        2,598,938     (2,233,419)       (12,048)
                                          ============     ============   ============   ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)

  - from operations                                  0               51             79             75
                                          ============     ============   ============   ============
  - from recapture                                   0                0              0              0
                                          ============     ============   ============   ============
Capital gain (loss) (Notes 4 and 5)                  0                0              0              2
                                          ============     ============   ============   ============



                                                                                          6 Months
                                                1993           1994           1995           1996
                                            ------------   ------------   ------------   ------------
Gross revenue                               $  2,837,025   $  2,764,901   $  2,502,152   $  1,289,907
Equity in earnings of unconsolidated
  joint ventures                                 115,908        142,974        154,937         77,124
Profit (Loss) from sale of properties
  (Note 6)                                             0         77,379         (5,135)           407
Interest income                                   19,348         28,254         78,522         82,046
Less: Operating expenses                        (157,425)      (139,845)      (225,784)       (98,418)
      Interest expense                                 0              0              0              0
      Depreciation and amortization             (362,070)      (351,565)      (329,350)      (164,088)
      Other (Note 7)                                   0              0       (174,466)             0
      Minority interest in income of
        consolidated joint venture               (18,876)       (18,798)       (18,728)        (9,310)
                                            ------------   ------------   ------------   ------------
Net income - GAAP basis                        2,433,910      2,503,300      1,982,148      1,177,668
                                            ============   ============   ============   ============
Taxable income
  - from operations                            2,269,497      2,283,272      2,171,377        866,741
                                            ============   ============   ============   ============
  - from gain on sale (Notes 4 and 5)                  0         45,612       (179,648)           309
                                            ============   ============   ============   ============
Cash generated from operations
  (Notes 2 and 8)                              2,661,182      2,734,382      2,484,538      1,346,104
Cash generated from sales (Notes 4
  and 5)                                               0        869,036              0              0
Cash generated from refinancing                        0              0              0              0
                                            ------------   ------------   ------------   ------------
Cash generated from operations, sales
  and refinancing                              2,661,182      3,603,418      2,484,538      1,346,104
Less: Cash distributions to investors
  (Note 9)
    - from operating cash flow                (2,046,235)    (2,700,002)    (2,484,538)    (1,346,104)
    - from sale of properties                          0              0              0              0
    - from cash flow from prior period                 0              0       (275,464)        (3,896)
                                            ------------   ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions                                  614,947        903,416       (275,464)        (3,896)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                    0              0              0              0
    General partners' capital
      contributions                                    0              0              0              0
    Organization costs                                 0              0              0              0
    Syndication costs                                  0              0              0              0
    Acquisition of land and buildings             (4,678)      (397,536)             0              0
    Collections on mortgage notes
      receivable (Note 6)                              0              0         12,725          4,298
    Investment in direct financing leases              0              0              0              0
    Investment in joint ventures                     (48)      (425,887)             0              0
    Return of capital from joint ventures              0              0              0              0
    Increase in other assets                           0              0              0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund VII, Ltd. by
      related parties                                  0              0              0              0
    Distributions to holder of minority
      interest                                   (19,092)       (20,464)       (17,240)        (9,823)
    Other                                              0              0              0              0
                                            ------------   ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items                591,129         59,529       (279,979)        (9,421)
                                            ============   ============   ============   ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                   75             75             72             29
                                            ============   ============   ============   ============
  - from recapture                                     0              0              0              0
                                            ============   ============   ============   ============
Capital gain (loss) (Notes 4 and 5)                    0              2             (6)             0
                                            ============   ============   ============   ============



                                              1989                                                         6 Months
                                             (Note 1)     1990     1991     1992    1993    1994    1995    1996
                                           ------------  ------   ------   ------  ------  ------  ------  ------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                         0        52       83       81      68      80      65     39
  - from capital gain                              0         0        0        4       0       3       0      0
  - from investment income from
      prior period                                 0         0        0        0       0       7       5      0
  - from return of capital (Note 3)                0         2        5        5       0       0      22      6
                                           ------------  ------   ------   ------  ------  ------  ------  ------
Total distributions on GAAP basis
  (Note 9)                                         0        54       88       90      68      90      92     45
                                           ============  ======   ======   ======  ======  ======  ======  ======
    Source (on cash basis)
    - from sales                                   0         0        0        0       0       0       0      0
    - from refinancing                             0         0        0        0       0       0       0      0
    - from operations                              0        54       88       89      68      90      83     45
    - from cash flow from prior period             0         0        0        1       0       0       9      0
                                           ------------  ------   ------   ------  ------  ------  ------  ------
Total distributions on cash basis
 (Note 9)                                          0        54       88       90      68      90      92     45
                                           ============  ======   ======   ======  ======  ======  ======  ======
Total cumulative cash distributions
  per $1,000 investment from inception             0        54      142      232     300     390     482    527
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Notes 4, 5 and 6)                 N/A       100%     100%     100%    100%    100%     94%    94%



Note 1: The registration statement relating to the offering of units by CNL Income Fund VII, Ltd. became effective on January 30, 1990. Activities through March 8, 1990, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund VII, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: On May 19, 1992, one of the partnership's properties was taken by the State Department of Transportation as a result of condemnation proceedings, and the partnership received condemnation proceeds of $700,000. Since this property was held by the partnership for less than two years and was involuntarily taken in condemnation proceedings, the partnership has elected to defer a portion of the gain from the sale for tax purposes and reinvest a majority of the proceeds in other restaurant properties.

Note 5: In May 1994, the partnership sold one of its properties and received net sales proceeds of $869,036. Subsequent to the sale of this property, the partnership used the net sales proceeds to reinvest in two additional properties or for other partnership purposes.

Note 6: In August 1995, CNL Income Fund VII, Ltd. sold one of its properties to the tenant and in connection therewith accepted a promissory note in the principal sum of $1,160,000, collateralized by a mortgage on the property. The note bears interest at a rate of 10.25% per annum and is being collected in 59 equal monthly installments of $10,395, with a balloon payment of $1,106,657 due in July 2000. In accordance with generally accepted accounting principles, the partnership recorded the sale using the installment method; therefore, the gain on sale of the property was deferred and is being recognized as income proportionately as payments under the mortgage note are being collected. The partnership recognized a gain of $1,421 and $407 for financial reporting purposes for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively, and had a deferred gain of $128,065 and $127,658 at December 31, 1995 and June 30, 1996, respectively. The general partners anticipate that payments collected under the mortgage note will be reinvested in additional properties or used for other partnership purposes. In addition, in December 1995, CNL Income Fund VII, Ltd. sold one of its properties to the subtenant of the property and in connection therewith accepted a promissory note in the principal sum of $240,000, collateralized by a mortgage on the property. The note bears interest at a rate of 10% per annum and is being collected in 119 equal installments of $2,106, with a balloon payment of $218,252 due December 2005. Proceeds received from payments collected under the mortgage note are expected to be distributed to the limited partners or used for other partnership purposes.

Note 7: During the year ended December 31, 1995, the building located on one of the partnership's properties was demolished. As a result, the undepreciated cost of the building was charged to income for financial reporting purposes.

Note 8: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund VII, Ltd.

Note 9: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                              TABLE III
                 Operating Results of Prior Programs
                      CNL INCOME FUND VIII, LTD.



                                                 1989
                                               (Note 1)          1990             1991             1992
                                             ------------    ------------     ------------     ------------
Gross revenue                             $          0       $    262,113     $  2,719,978     $  3,346,555
Equity in earnings of unconsolidated
  joint ventures                                     0                  0          103,195          241,148
Profit (Loss) from sale of properties                0                  0            7,047                0
Interest income                                      0             40,345          321,312           33,477
Less: Operating expenses                             0            (18,274)        (151,188)        (156,144)
      Interest expense                               0                  0                0                0
      Depreciation and amortization                  0            (42,458)        (182,535)        (226,377)
      Minority interest in income of
        consolidated joint venture                   0                  0          (10,168)         (14,362)
                                          ------------       ------------     ------------     ------------
Net income - GAAP basis                              0            241,726        2,807,641        3,224,297
                                          ============       ============     ============     ============
Taxable income
  - from operations                                  0            238,870        2,470,765        2,750,886
                                          ============       ============     ============     ============
  - from gain (loss) on sale                         0                  0            6,517                0
                                          ============       ============     ============     ============
Cash generated from operations
  (Notes 2 and 7)                                    0            280,920        2,842,932        3,219,203
Cash generated from sales (Notes 4
  and 5)                                             0                  0          347,987                0
Cash generated from refinancing                      0                  0                0                0
                                          ------------       ------------     ------------     ------------
Cash generated from operations, sales
  and refinancing                                    0            280,920        3,190,919        3,219,203
Less: Cash distributions to investors
  (Note 8)
    - from operating cash flow                       0           (266,364)      (2,573,695)      (3,127,143)
    - from sale of properties                        0                  0                0                0
    - from cash flow from prior period               0                  0                0                0
    - from other                                     0                  0                0                0
                                          ------------       ------------     ------------     ------------
Cash generated (deficiency) after cash
  distributions and special items                    0             14,556          617,224           92,060
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0         21,343,892       13,656,108                0
    General partners' capital
      contributions                              1,000                  0                0                0
    Organization costs                               0            (10,000)               0                0
    Syndication costs                                0         (1,880,317)      (1,165,045)               0
    Acquisition of land and buildings                0        (11,468,731)      (3,899,575)      (1,119,387)
    Collections on mortgage notes
      receivable (Note 6)                            0                  0                0                0
    Investment in direct financing
      leases                                         0         (2,053,171)      (9,101,514)          (1,344)
    Investment in joint ventures                     0                  0       (3,008,634)             (13)
    Return of capital from joint
      ventures                                       0                  0                0                0
    Increase in other assets                       (76)          (380,641)               0                0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund VIII, Ltd. by
      related parties                                0         (1,018,263)         (69,490)          (3,072)
    Distributions to holder of minority
      interest                                       0                  0           (9,074)         (12,594)
                                          ------------       ------------     ------------     ------------
Cash generated (deficiency) after cash
  distributions and special items                  924          4,547,325       (2,980,000)      (1,044,350)
                                          ============       ============     ============     ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0                 20               73               78
                                          ============       ============     ============     ============
  - from recapture                                   0                  0                0                0
                                          ============       ============     ============     ============
Capital gain (loss)                                  0                  0                0                0
                                          ============       ============     ============     ============




                                      C-37







                                                                                             6 Months
                                                1993           1994             1995           1996
                                             ------------   ------------    ------------   ------------
Gross revenue                                $  3,418,241   $  3,406,108    $  3,368,201   $  1,625,419
Equity in earnings of unconsolidated
  joint ventures                                  246,027        245,933         244,933        123,702
Profit (Loss) from sale of properties                   0              0          59,926              0
Interest income                                    24,283         32,273          68,145         46,002
Less: Operating expenses                         (157,387)      (142,979)       (172,732)      (100,950)
      Interest expense                                  0              0               0              0
      Depreciation and amortization              (209,123)      (218,961)       (217,576)      (104,485)
      Minority interest in income of
        consolidated joint venture                (14,247)       (14,107)        (14,142)        (6,943)
                                             ------------   ------------    ------------   ------------
Net income - GAAP basis                         3,307,794      3,308,267       3,336,755      1,582,745
                                             ============   ============    ============   ============
Taxable income
  - from operations                             2,718,665      2,890,736       3,096,286      1,410,301
                                             ============   ============    ============   ============
  - from gain (loss) on sale                            0              0        (101,622)             0
                                             ============   ============    ============   ============
Cash generated from operations
  (Notes 2 and 7)                               3,201,761      3,412,889       3,263,685      1,720,991
Cash generated from sales (Notes 4
  and 5)                                                0              0       1,184,865              0
Cash generated from refinancing                         0              0               0              0
                                             ------------   ------------    ------------   ------------
Cash generated from operations, sales
  and refinancing                               3,201,761      3,412,889       4,448,550      1,720,991
Less: Cash distributions to investors
  (Note 8)
    - from operating cash flow                 (2,384,934)    (3,150,000)     (3,263,685)    (1,720,991)
    - from sale of properties                           0              0               0              0
    - from cash flow from prior period                  0              0         (43,817)       (29,009)
    - from other                                        0              0               0              0
                                             ------------   ------------    ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items                 816,827        262,889       1,141,048        (29,009)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                     0              0               0              0
    General partners' capital
      contributions                                     0              0               0              0
    Organization costs                                  0              0               0              0
    Syndication costs                                   0              0               0              0
    Acquisition of land and buildings                   0              0        (397,291)        (1,135)
    Collections on mortgage notes
      receivable (Note 6)                               0              0               0          1,247
    Investment in direct financing
      leases                                     (136,464)             0        (550,911)        (1,326)
    Investment in joint ventures                        0              0               0       (235,611)
    Return of capital from joint
      ventures                                        495              0               0              0
    Increase in other assets                            0              0               0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund VIII, Ltd. by
      related parties                              (1,925)             0               0              0
    Distributions to holder of minority
      interest                                    (12,614)       (13,562)        (11,526)        (6,747)
                                              -----------   ------------    ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items                 666,319        249,327         181,320       (272,581)
                                              ===========   ============    ============   ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                    77             82              88             40
                                              ===========   ============    ============   ============
  - from recapture                                      0              0               0              0
                                              ===========   ============    ============   ============
Capital gain (loss)                                     0              0              (3)             0
                                              ===========   ============    ============   ============




                                              1989                                                          6 Months
                                            (Note 1)      1990     1991     1992    1993    1994    1995     1996
                                          ------------   ------   ------   ------  ------  ------  ------   ------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0      20       76       89      68      90      93       45
  - from capital gain                                0       0        0        0       0       0       2        0
  - from investment income from prior
      period                                         0       0        0        0       0       0       0        5
  - from return of capital (Note 3)                  0       2        0        0       0       0       0        0
                                          ------------   ------   ------   ------  ------  ------  ------   ------
Total distributions on GAAP basis
  (Note 8)                                           0      22       76       89      68      90      95       50
                                          ============   ======   ======   ======  ======  ======  ======   ======
    Source (on cash basis)
    - from sales                                     0       0        0        0       0       0       0        0
    - from refinancing                               0       0        0        0       0       0       0        0
    - from operations                                0      22       76       89      68      90      93       49
    - from cash flow from prior period               0       0        0        0       0       0       2        1
    - from other                                     0       0        0        0       0       0       0        0
                                          ------------   ------   ------   ------  ------  ------  ------   ------
Total distributions on cash basis
  (Note 8)                                           0      22       76       89      68      90      95       50
                                          ============   ======   ======   ======  ======  ======  ======   ======
Total cumulative cash distributions
  per $1,000 investment from inception               0      22       98      187     255     345     440      490
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Notes 4, 5 and 6)                   N/A     100%     100%     100%    100%    100%     98%      99%


Note 1: Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, CNL Income Fund VIII, Ltd. ("CNL VIII") and CNL Income Fund VII, Ltd. each registered for sale $30,000,000 units of limited partnership interests ("Units"). The offering of Units of CNL Income Fund VII, Ltd. commenced January 30, 1990. Pursuant to the registration statement, CNL VIII's offering of Units could not commence until the offering of Units of CNL Income Fund VII, Ltd. was terminated. CNL Income Fund VII, Ltd. terminated its offering of Units on August 1, 1990, at which time the maximum offering proceeds of $30,000,000 had been received. Upon the termination of the offering of Units of CNL Income Fund VII, Ltd., CNL VIII commenced its offering of Units. Activities through August 22, 1990, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund VIII, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: During 1991, two properties ceased operations and were sold to third parties. The net proceeds from the sales were $347,987. The partnership used the proceeds to renovate one restaurant property and to make certain additions or improvements to other restaurant properties.

Note 5: In July 1995, CNL Income Fund VIII, Ltd. sold one of its properties and received net sales proceeds of $1,184,865. In September 1995, the partnership reinvested $950,663 of the net sales proceeds in an additional property. In May 1996, CNL Income Fund VIII, Ltd. reinvested the remaining net sales proceeds of $235,611 in Middleburg Joint Venture.

Note 6: In December 1995, CNL Income Fund VIII, Ltd. sold two of its properties to the subtenant of the properties and in connection therewith accepted two promissory notes in the principal sums totalling $460,000, collateralized by mortgages on the properties. The notes bear interest at a rate of 10% per annum and are being collected in 119 equal installments totalling $4,037, with balloon payments totalling $418,576 due December 2005. Proceeds received from payments collected under the mortgage notes are expected to be distributed to the limited partners or used for other partnership purposes.

Note 7: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund VIII, Ltd.

Note 8: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                              TABLE III
                 Operating Results of Prior Programs
                       CNL INCOME FUND IX, LTD.



                                             1990
                                           (Note 1)          1991           1992            1993
                                          ------------   ------------   ------------   ------------
Gross revenue                             $          0   $    787,718   $  2,957,084   $  3,010,717
Equity in earnings of joint ventures                 0         52,325        389,625        470,094
Profit from sale of properties                       0              0              0              0
Interest income                                      0        423,913         72,644         23,218
Less: Operating expenses                             0        (56,243)      (158,885)      (167,115)
      Interest expense                               0              0              0              0
      Depreciation and amortization                  0        (77,647)      (220,070)      (220,052)
                                          ------------   ------------   ------------   ------------
Net income - GAAP basis                              0      1,130,066      3,040,398      3,116,862
                                          ============   ============   ============   ============
Taxable income
  - from operations                                  0      1,136,231      2,682,360      2,587,955
                                          ============   ============   ============   ============
  - from gain on sale                                0              0              0              0
                                          ============   ============   ============   ============
Cash generated from operations
  (Notes 2 and 3)                                    0      1,272,953      3,142,564      3,029,295
Cash generated from sales                            0              0              0              0
Cash generated from refinancing                      0              0              0              0
                                          ------------   ------------   ------------   ------------
Cash generated from operations, sales
  and refinancing                                    0      1,272,953      3,142,564      3,029,295
Less: Cash distributions to investors
  (Note 4)
    - from operating cash flow                       0     (1,119,489)    (2,880,517)    (2,383,067)
    - from sale of properties                        0              0              0              0
    - from cash flow from prior period               0              0              0              0
                                          ------------   ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions                                      0        153,464        262,047        646,228
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0     35,000,000              0              0
    General partners' capital
      contributions                              1,000              0              0              0
    Organization costs                               0        (10,000)             0              0
    Syndication costs                                0     (3,261,772)             0              0
    Acquisition costs paid by the
      partnership on behalf of
      related parties                                0        (12,942)             0              0
    Reimbursement of acquisition costs
      paid by the partnership on behalf
      of related parties                             0              0         12,942              0
    Acquisition of land and buildings                0    (14,265,241)    (1,137,138)             0
    Investment in direct financing
      leases                                         0     (8,680,844)       (79,493)       (30,493)
    Investment in joint venture                      0     (2,768,296)    (3,387,844)             0
    Return of capital from joint
      ventures                                       0              0              0            655
    Increase in other assets                       (78)      (285,383)             0              0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund IX, Ltd. by
      related parties                                0     (1,038,645)       (13,269)             0
                                          ------------   ------------   ------------   ------------
Cash generated (deficiency) after cash
  distributions and special items                  922      4,830,341     (4,342,755)       616,390
                                          ============   ============   ============   ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0             44             76             73
                                          ============   ============   ============   ============
  - from recapture                                   0              0              0              0
                                          ============   ============   ============   ============
Capital gain (loss)                                  0              0              0              0
                                          ============   ============   ============   ============




                                      C-41






                                                                            6 Months
                                                1994          1995            1996
                                            ------------   ------------  ------------
Gross revenue                               $  2,879,282   $  2,917,144  $  1,419,048
Equity in earnings of joint ventures             456,154        453,794       221,647
Profit from sale of properties                         0              0             0
Interest income                                   26,958         57,209        18,918
Less: Operating expenses                        (125,815)      (186,693)     (111,930)
      Interest expense                                 0              0             0
      Depreciation and amortization             (232,996)      (253,483)     (126,298)
                                            ------------   ------------  ------------
Net income - GAAP basis                        3,003,583      2,987,971     1,421,385
                                            ============   ============  ============
Taxable income
  - from operations                            2,818,525      2,581,931     1,295,368
                                            ============   ============  ============
  - from gain on sale                                  0              0             0
                                            ============   ============  ============
Cash generated from operations
  (Notes 2 and 3)                              3,214,214      3,098,276     1,677,530
Cash generated from sales                              0              0             0
Cash generated from refinancing                        0              0             0
                                            ------------   ------------  ------------
Cash generated from operations, sales
  and refinancing                              3,214,214      3,098,276     1,677,530
Less: Cash distributions to investors
  (Note 4)
    - from operating cash flow                (3,150,002)    (3,098,276)   (1,610,001)
    - from sale of properties                          0              0             0
    - from cash flow from prior period                 0        (51,728)            0
                                            ------------   ------------  ------------
Cash generated (deficiency) after cash
  distributions                                   64,212        (51,728)       67,529
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                    0              0             0
    General partners' capital
      contributions                                    0              0             0
    Organization costs                                 0              0             0
    Syndication costs                                  0              0             0
    Acquisition costs paid by the
      partnership on behalf of
      related parties                                  0              0             0
    Reimbursement of acquisition costs
      paid by the partnership on behalf
      of related parties                               0              0             0
    Acquisition of land and buildings                  0              0             0
    Investment in direct financing
      leases                                           0              0             0
    Investment in joint venture                        0              0             0
    Return of capital from joint
      ventures                                         0              0             0
    Increase in other assets                           0              0             0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund IX, Ltd. by
      related parties                                  0              0             0
                                            ------------   ------------  ------------
Cash generated (deficiency) after cash
  distributions and special items                 64,212        (51,728)       67,529
                                            ============   ============  ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                   80             73            37
                                            ============   ============  ============
  - from recapture                                     0              0             0
                                            ============   ============  ============
Capital gain (loss)                                    0              0             0
                                            ============   ============  ============




                                                1990                                                                    6 Months
                                              (Note 1)         1991         1992        1993       1994      1995         1996
                                             ------------   ----------   ---------   ---------  --------   ---------   ----------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0           44          82         68          85        85           40
  - from capital gain  0                             0            0           0                      0         0            0
  - from investment income from
      prior period                                   0            0           0          0           5         5            6
                                             ------------   ----------   ---------   ---------  --------   ---------   ----------
Total distributions on GAAP basis
  (Note 4)                                           0           44          82         68          90        90           46
                                             ============   ==========   =========   =========  ========   =========   ==========
    Source (on cash basis)
    - from sales                                     0            0           0          0           0         0            0
    - from refinancing 0                             0            0           0                      0         0            0
    - from operations                                0           44          82         68          90        89           46
    - from cash flow from prior period               0            0           0          0           0         1            0
                                             ------------   ----------   ---------   ---------  --------   ---------   ----------
Total distributions on cash basis
  (Note 4)                                           0           44          82         68          90        90           46
                                             ============   ==========   =========   =========  ========   =========   ==========
Total cumulative cash distributions
  per $1,000 investment from inception               0           44         126        194         284       374          420
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
    in program)                                    N/A          100%        100%       100%        100%      100%         100%



Note 1: The registration statement relating to the offering of Units by CNL Income Fund IX, Ltd. became effective on March 20, 1991. Activities through April 11, 1991, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund IX, Ltd.

Note 4: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                                   TABLE III
                      Operating Results of Prior Programs
                            CNL INCOME FUND X, LTD.

                                                 1990
                                               (Note 1)      1991         1992         1993
                                             ------------ ------------ ------------ --------
Gross revenue                             $          0 $     80,723 $  2,985,620 $  3,729,533
Equity in earnings of unconsolidated
  joint venture                                      0            0      184,425      273,564
Profit from sale of properties                       0            0            0            0
Interest income                                      0       77,424      149,051       35,072
Less: Operating expenses                             0       (7,078)    (147,094)    (178,294)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0       (5,603)    (261,058)    (215,143)
      Minority interest in income of
        consolidated joint venture                   0            0       (4,902)      (8,159)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0      145,466    2,906,042    3,636,573
                                          ============ ============ ============ ============
Taxable income

  - from operations                                  0      187,164    2,652,037    2,936,325
                                          ============ ============ ============ ============
  - from gain on sale                                0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 5)                                    0      201,406    3,101,618    3,460,906
Cash generated from sales (Note 4)                   0            0            0            0
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0      201,406    3,101,618    3,460,906
Less: Cash distributions to investors
  (Note 6)

    - from operating cash flow                       0     (163,012)  (2,760,446)  (2,659,655)
    - from sale of properties                        0            0            0            0
    - from cash flow from prior period               0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash

  distributions                                      0       38,394      341,172      801,251
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0   19,972,663   20,027,337            0
    General partners' capital
      contributions                              1,000            0            0            0
    Organization costs                               0      (10,000)           0            0
    Syndication costs                                0   (1,942,339)  (1,880,824)           0
    Acquisition of land and buildings                0   (7,317,942) (12,095,378)        (316)
    Investment in direct financing
      leases                                         0   (3,024,796)  (8,018,153)     (46,364)
    Investment in joint ventures                     0            0   (3,687,069)           0
    Return of capital from joint
      ventures                                       0            0            0            0
    Deposit received for sale of land
      and building                                   0            0            0            0
    Increase in other assets                       (78)    (482,466)           0            0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund X, Ltd. by
      related parties                                0     (815,938)    (313,196)        (544)
    Distributions to holder of minority
      interest                                       0            0       (5,729)      (5,543)
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                  922    6,417,576   (5,631,840)     748,484
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)

  - from operations                                  0           17           70           73
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss)                                  0            0            0            0
                                          ============ ============ ============ ============






                                                                               6 Months
                                           1994                    1995          1996
                                        ------------          ------------  ------------
Gross revenue                          $  3,710,792           $  3,544,446  $  1,763,069
Equity in earnings of unconsolidated
  joint venture                            271,512                 267,799       134,133
Profit from sale of properties                   0                  67,214             0
Interest income                             46,456                  72,600        30,695
Less: Operating expenses                  (138,507)               (189,230)     (116,253)
      Interest expense                           0                       0             0
      Depreciation and amortization       (208,941)               (201,696)      (95,126)
      Minority interest in income of
        consolidated joint venture          (8,471)                 (9,066)       (3,986)
                                       ------------            ------------  ------------
Net income - GAAP basis                  3,672,841               3,552,067     1,712,532
                                       ============            ============  ============
Taxable income

  - from operations                      3,212,304               2,956,800     1,447,328
                                       ============            ============  ============
  - from gain on sale                            0                  50,819             0
                                       ============            ============  ============
Cash generated from operations
  (Notes 2 and 5)                        3,785,493                3,527,362     1,822,546
Cash generated from sales (Note 4)               0                1,057,386             0
Cash generated from refinancing                  0                        0             0
                                        ------------            ------------  ------------
Cash generated from operations, sales    3,785,493                4,584,748     1,822,546
  and refinancing
Less: Cash distributions to investors
  (Note 6)

    - from operating cash flow          (3,500,017)              (3,527,362)   (1,822,546)
    - from sale of properties                    0                        0             0
    - from cash flow from prior period
                                                 0                 (172,641)      (17,454)
                                        ------------            ------------  ------------
Cash generated (deficiency) after cash
  distributions                            285,476                  884,745       (17,454)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                              0                        0             0
    General partners' capital
      contributions                              0                        0             0
    Organization costs                           0                        0             0
    Syndication costs                            0                        0             0
    Acquisition of land and buildings            0                 (359,506)         (978)
    Investment in direct financing
      leases                                     0                 (566,097)       (1,542)
    Investment in joint ventures                 0                        0      (129,503)
    Return of capital from joint
      ventures                                   0                        0             0
    Deposit received for sale of land
      and building                               0                   69,000             0
    Increase in other assets                     0                        0             0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund X, Ltd. by
      related parties                           0                        0             0
    Distributions to holder of minority
      interest                             (7,909)                  (7,998)       (3,677)
                                        ----------            ------------  ------------
Cash generated (deficiency) after cash
  distributions and special items         277,567                   20,144      (153,154)
                                        ==========            ============  ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)

  - from operations                           80                       73            36
                                      ===========            ============  ============
  - from recapture                             0                        0             0
                                      ===========            ============  ============
Capital gain (loss)                            0                        1             0
                                      ===========            ============  ============

                                                 1990
                                               (Note 1)                1991         1992         1993
                                             ------------          ------------ ------------ --------


Cash distributions to investors
  Source (on GAAP basis)

  - from investment income                           0                   13           73           66
  - from capital gain                                0                    0            0            0
  - from investment income from
      prior period                                   0                    0            0            0
  - from return of capital (Note 3)                  0                    2            0            0
                                          ------------            ------------ ------------ ----------

Total distributions on GAAP basis
  (Note 6)                                           0                   15           73           66
                                          ============            ============ ============ ==========
    Source (on cash basis)
    - from sales                                     0                    0            0            0
    - from refinancing                               0                    0            0            0
    - from operations                                0                   15           73           66
    - from cash flow from prior
        period                                       0                    0            0            0
                                          ------------            ------------ ------------ ----------
Total distributions on cash basis
  (Note 6)                                           0                   15           73           66
                                          ============            ============ ============ ==========
Total cumulative cash distributions
  per $1,000 investment from inception               0                   15           88          154
Amount (in percentage terms) remaining
  invested in program properties at the end
  of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 4)                            N/A                  100%         100%         100%



                                                                         6 Months
                                             1994             1995          1996
                                          ---------         ---------   ----------

Cash distributions to investors
  Source (on GAAP basis)

  - from investment income                       88                87           42
  - from capital gain                             0                 2            0
  - from investment income from
      prior period                                0                 4            4
  - from return of capital (Note 3)               0                 0            0
                                             -------          --------      -------

Total distributions on GAAP basis
  (Note 6)                                        88                93           46
                                             =======          =========      =======
    Source (on cash basis)
    - from sales                                   0                 0            0
    - from refinancing                             0                 0            0
    - from operations                             88                88           46
    - from cash flow from prior
        period                                     0                 5            0
                                             -------           --------      -------
Total distributions on cash basis
  (Note 6)                                        88                 93           46
                                             =======           ========      =======
Total cumulative cash distributions
  per $1,000 investment from inception           242                335          381
Amount (in percentage terms) remaining
  invested in program properties at the end
  of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 4)                          100%                99%         100%

                                      C-48




Note 1: Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, CNL Income Fund X, Ltd. ("CNL X") and CNL Income Fund IX, Ltd. each registered for sale $35,000,000 units of limited partnership interests ("Units"). The offering of Units of CNL Income Fund IX, Ltd. commenced March 20, 1991. Pursuant to the registration statement, CNL X's offering of Units could not commence until the offering of Units of CNL Income Fund IX, Ltd. was terminated. CNL Income Fund IX, Ltd. terminated its offering of Units on September 6, 1991, at which time the maximum offering proceeds of $35,000,000 had been received. Upon the termination of the offering of Units of CNL Income Fund IX, Ltd., CNL X commenced its offering of Units. Activities through September 24, 1991, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund X, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: In August 1995, CNL Income Fund X, Ltd. sold one of its properties and received net sales proceeds of $1,050,186. In September 1995, the partnership reinvested $928,122 in an additional property. In addition, in January 1996, the partnership reinvested the remaining net sales proceeds in an additional property as tenants-in-common with affiliates of the general partners.

Note 5: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund X, Ltd.

Note 6: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.

                             TABLE III

                 Operating Results of Prior Programs
                       CNL INCOME FUND XI, LTD.


                                             1991
                                            (Note 1)       1992         1993         1994
                                          ------------ ------------ ------------ ------------
Gross revenue                             $          0 $  1,269,086 $  3,831,648 $  3,852,107
Equity in earnings of unconsolidated
  joint ventures                                     0       33,367      121,059      119,370
Profit from sale of properties                       0            0            0            0
Interest income                                      0      150,535       24,258       30,894
Less: Operating expenses                             0      (63,390)    (206,987)    (179,717)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0     (180,631)    (469,127)    (481,226)
      Minority interests in income of
        consolidated joint ventures                  0      (23,529)     (68,399)     (68,936)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0    1,185,438    3,232,452    3,272,492
                                          ============ ============ ============ ============
Taxable income

  - from operations                                  0    1,295,104    2,855,026    2,947,445
                                          ============ ============ ============ ============
  - from gain on sale                                0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 4)                                    0    1,495,225    3,355,586    3,497,941
Cash generated from sales                            0            0            0            0
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0    1,495,225    3,355,586    3,497,941
Less: Cash distributions to investors
  (Note 5)

    - from operating cash flow                       0   (1,205,030)  (2,495,002)  (3,400,001)
    - from sale of properties                        0            0            0            0
    - from cash flow from prior period               0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                      0      290,195      860,584       97,940
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0   40,000,000            0            0
    General partners' capital
      contributions                              1,000            0            0            0
    Minority interests' capital
      contributions                                  0      426,367            0            0
    Organization costs                               0      (10,000)           0            0
    Syndication costs                                0   (3,922,875)           0            0
    Acquisition of land and buildings                0  (26,428,556)    (276,157)           0
    Investment in direct financing
      leases                                         0   (6,716,561)    (276,206)           0
    Investment in joint ventures                     0   (1,658,925)        (772)           0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund XI, Ltd. by
      related parties                                0   (1,011,487)        (900)           0
    Increase in other assets                         0     (122,024)           0            0
    Distributions to holders of minority
      interests                                      0      (17,467)     (51,562)     (57,641)
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                1,000      828,667      254,987       40,299
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER

  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)

  - from operations                                  0           45           71           73
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss)                                  0            0            0            0
                                          ============ ============ ============ ============


                                                                   6 Months
                                             1995                    1996
                                         ------------            ----------

Gross revenue                            $  3,820,990            $  1,905,317
Equity in earnings of unconsolidated
  joint ventures                             118,384                   56,598
Profit from sale of properties                     0                        0
Interest income                               51,192                   24,214
Less: Operating expenses                    (237,126)                (148,842)
      Interest expense                             0                        0
      Depreciation and amortization         (481,226)                (240,613)
      Minority interests in income of
        consolidated joint ventures          (70,038)                 (34,437)
                                        ------------              ------------
Net income - GAAP basis                    3,202,176                1,562,237
                                        ============              ============
Taxable income

  - from operations                         2,985,221               1,414,282
                                         ============            ============
  - from gain on sale                               0                       0
                                         ============            ============
Cash generated from operations
    (Notes 2 and 4)                                 0                       0
                                         ============            ============
Cash generated from sales                   3,652,185               1,811,310
Cash generated from refinancing                     0                       0
                                         ------------            ------------
Cash generated from operations, sales
  and refinancing                           3,652,185               1,811,310
Less: Cash distributions to investors
  (Note 5)

    - from operating cash flow             (3,500,023)             (1,790,012)
    - from sale of properties                       0                       0
    - from cash flow from prior period              0                       0
                                         ------------            ------------
Cash generated (deficiency) after cash
  distributions                               152,162                  21,298
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                 0                       0
    General partners' capital
      contributions                                 0                       0
    Minority interests' capital
      contributions                                 0                       0
    Organization costs                              0                       0
    Syndication costs                               0                       0
    Acquisition of land and buildings               0                       0
    Investment in direct financing
      leases                                        0                       0
    Investment in joint ventures                    0                       0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund XI, Ltd. by
      related parties                               0                       0
    Increase in other assets                        0                       0
    Distributions to holders of minority
      interests                               (54,227)                (27,839)
                                          ------------            ------------
Cash generated (deficiency) after cash
  distributions and special items               97,935                 (6,541)
                                          ============            ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                74                      35
                                         ============            ============
  - from recapture                                  0                       0
                                         ============            ============
Capital gain (loss)                                 0                       0
                                         ============            ============


                                                 1991
                                               (Note 1)        1992         1993         1994
                                             ------------ ------------ ------------ ---------
Cash distributions to investors
  Source (on GAAP basis)

  - from investment income                           0           41           62           81
  - from capital gain                                0            0            0            0
  - from investment income from
      prior period                                   0            0            0            4
  - from return of capital (Note 3)                  0            1            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis
  (Note 5)                                           0           42           62           85
                                          ============ ============ ============ ============
    Source (on cash basis)
    - from sales                                     0            0            0            0
    - from refinancing                               0            0            0            0
    - from operations                                0           42           62           85
    - from cash flow from prior
        period                                       0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis
  (Note 5)                                           0           42           62           85
                                          ============ ============ ============ ============
Total cumulative cash distributions
  per $1,000 investment from inception               0           42          104          189
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented

 (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program)                                      N/A         100%         100%         100%


                                                                    6 Months
                                                1995                   1996
                                           ------------            -----------
Cash distributions to investors
  Source (on GAAP basis)

  - from investment income                          79                  39
  - from capital gain                                0                   0
  - from investment income from
      prior period                                   9                   5
  - from return of capital (Note 3)                  0                   1
                                           ------------            ------------
Total distributions on GAAP basis
  (Note 5)                                           88                 45
                                           ============            ============
    Source (on cash basis)
    - from sales                                     0                   0
    - from refinancing                               0                   0
    - from operations                               88                  45
    - from cash flow from prior
        period                                       0                   0
                                           ------------            ------------
Total distributions on cash basis
  (Note 5)                                          88                  45
                                           ============            ============
Total cumulative cash distributions
  per $1,000 investment from inception             277                 322
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented

 (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program)                                     100%               100%



Note 1: The registration statement relating to the offering of Units by CNL Income Fund XI, Ltd. became effective on March 12, 1992. Activities through April 22, 1992, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund XI, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund XI, Ltd.

Note 5: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.

                              TABLE III

                 Operating Results of Prior Programs
                       CNL INCOME FUND XII, LTD.

                                              1991
                                            (Note 1)      1992         1993           1994
                                          ------------ ------------ ------------   --------
Gross revenue                             $          0 $     25,133 $  3,374,640 $  4,397,881
Equity in earnings of joint ventures                 0           46       49,604       85,252
Profit (Loss) from sale of properties                0            0            0            0
Interest income (Note 7)                             0       45,228      190,082       65,447
Less: Operating expenses                             0       (7,211)    (193,804)    (192,951)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0       (3,997)    (286,293)    (327,795)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0       59,199    3,134,229    4,027,834
                                          ============ ============ ============ ============
Taxable income
  - from operations                                  0       58,543    2,749,072    3,301,005
                                          ============ ============ ============ ============
  - from gain (loss) on sale                         0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 5)                                    0       61,370    3,246,760    3,848,962
Cash generated from sales (Note 7)                   0            0            0            0
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0       61,370    3,246,760    3,848,962
Less: Cash distributions to investors
  (Note 6)
    - from operating cash flow                       0      (61,370)  (1,972,769)  (3,768,754)
    - from sale of properties                        0            0            0            0
    - from return of capital (Note 4)                0      (60,867)           0            0
    - from cash flow from prior period               0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                      0      (60,867)   1,273,991       80,208
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0   21,543,270   23,456,730            0
    General partners' capital
      contributions                              1,000            0            0            0
    Organization costs                               0     (10,000)            0            0
    Syndication costs                                0   (2,066,937)  (2,277,637)           0
    Acquisition of land and buildings                0   (7,536,009) (15,472,737)        (230)
    Investment in direct financing
      leases                                         0   (2,503,050) (11,875,100)        (591)
    Loan to tenant of joint venture,
      net of repayments                              0            0     (207,189)       6,400
    Investment in joint ventures                     0     (372,045)    (468,771)      (4,400)
    Increase in restricted cash                      0            0            0            0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund XII, Ltd. by
      related parties                                0     (704,923)    (432,749)           0
    Increase in other assets                         0     (654,497)           0            0
    Other                                            0            0            0          973
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                1,000    7,634,942   (6,003,462)      82,360
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0            5           64           73
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss)                                  0            0            0            0
                                          ============ ============ ============ ============


                                         6 Months
                                           1995           1996
                                       ------------      --------
Gross revenue                          $  4,404,792  $2,171,212
Equity in earnings of joint ventures        81,582       55,297
Profit (Loss) from sale of properties            0      (15,355)
Interest income (Note 7)                    84,197       49,199
Less: Operating expenses                  (228,404)    (150,511)
      Interest expense                           0            0
      Depreciation and amortization        (327,795)   (156,420)
                                       ------------  ------------
Net income - GAAP basis                   4,014,372   1,953,422
                                       ============   ============
Taxable income
  - from operations                       3,262,046   1,591,118
                                       ============   ============
  - from gain (loss) on sale                      0     (66,395)
                                       ============   ============
Cash generated from operations
  (Notes 2 and 5)                        3,819,362    1,930,975
Cash generated from sales (Note 7)               0    1,640,000
Cash generated from refinancing                  0            0
                                       ------------ ------------
Cash generated from operations, sales
  and refinancing                        3,819,362    3,570,975
Less: Cash distributions to investors
  (Note 6)
    - from operating cash flow          (3,819,362)  (1,930,975)
    - from sale of properties                    0            0
    - from return of capital (Note 4)            0            0
    - from cash flow from prior period       (5,645)    (26,529)
                                       ------------ ------------
Cash generated (deficiency) after cash
  distributions                             (5,645)   1,613,471
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                              0            0
    General partners' capital
      contributions                              0            0
    Organization costs                           0            0
    Syndication costs                            0            0
    Acquisition of land and buildings            0            0
    Investment in direct financing
      leases                                     0            0
    Loan to tenant of joint venture,
      net of repayments                      7,008        3,774
    Investment in joint ventures                 0   (1,655,928)
    Increase in restricted cash                  0            0
    Reimbursement of syndication and
      acquisition costs paid on behalf
      of CNL Income Fund XII, Ltd. by
      related parties                            0            0
    Increase in other assets                     0            0
    Other                                        0            0
                                       ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items             1,363     (38,683)
                                       ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                              72           35
                                       ============  ============
  - from recapture                                0            0
                                       ============  ============
Capital gain (loss)                               0           (1)
                                       ============  ============

                                               C-54

                                                1991
                                               (Note 1)         1992         1993         1994
                                             ------------   ------------ ------------ --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0            5           46           84
  - from capital gain                                0            0            0            0
  - from investment income from
      prior period                                   0            0            0            0
  - from return of capital (Note 3)                  0            7            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis
  (Note 6)                                           0           12           46           84
                                          ============ ============ ============ ============
    Source (on cash basis)
    - from sales                                     0            0            0            0
    - from refinancing                               0            0            0            0
    - from operations                                0            6           46           84
    - from return of capital (Note 4)                0            6            0            0
    - from cash flow from prior period               0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis
  (Note 6)                                           0           12           46           84
                                          ============ ============ ============ ============
Total cumulative cash distributions
  per $1,000 investment from inception               0           12           58          142
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program)                                      N/A         100%         100%         100%


                                                           6 Months
                                              1995           1996
                                          ------------     --------

Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                         85           44
  - from capital gain                               0            0
  - from investment income from
      prior period                                  0            0
  - from return of capital (Note 3)                 0            0
                                          ------------    ------------
Total distributions on GAAP basis
  (Note 6)                                         85           44
                                          ============    ============
    Source (on cash basis)
    - from sales                                    0            0
    - from refinancing                              0            0
    - from operations                              85           43
    - from return of capital (Note 4)               0            0
    - from cash flow from prior period              0            1
                                          ------------    ------------
Total distributions on cash basis
  (Note 6)                                         85           44
                                          ============    ============
Total cumulative cash distributions
  per $1,000 investment from inception            227          271
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program)                                     100%         100%



Note 1: Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, CNL Income Fund XII, Ltd. ("CNL XII") and CNL Income Fund XI, Ltd. each registered for sale $40,000,000 units of limited partnership interests ("Units"). The offering of Units of CNL Income Fund XI, Ltd. commenced March 12, 1992. Pursuant to the registration statement, CNL XII could not commence until the offering of Units of CNL Income Fund XI, Ltd. was terminated. CNL Income Fund XI, Ltd. terminated its offering of Units on September 28, 1992, at which time the maximum offering proceeds of $40,000,000 had been received. Upon the termination of the offering of Units of CNL Income Fund XI, Ltd., CNL XII commenced its offering of Units. Activities through October 8, 1992, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash distributions presented above as a return of capital on a GAAP basis represent the amount of cash distributions in excess of accumulated net income on a GAAP basis. Accumulated net income includes deductions for depreciation and amortization expense and income from certain non-cash items. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund XII, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 4: CNL Income Fund XII, Ltd. makes its distributions in the current period rather than in arrears based on estimated operating results. In cases where distributions exceed cash from operations in the current period, once finally determined, subsequent distributions are lowered accordingly in order to avoid any return of capital. This amount is not required to be presented as a return of capital except for purposes of this table, and CNL Income Fund XII, Ltd. has not treated this amount as a return of capital for any other purpose.

Note 5: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund XII, Ltd.

Note 6: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.



Note 7: In April 1996, CNL Income Fund XII, Ltd. sold one of its properties to an unrelated third party for $1,640,000. As a result of this transaction, CNL Income Fund XII, Ltd. recognized a loss of $15,355 for financial reporting purposes primarily due to acquisition fees and miscellaneous acquisition expenses CNL Income Fund XII, Ltd. had allocated to this property. In May 1996, CNL Income Fund XII, Ltd. reinvested the proceeds from this sale, along with additional funds, for a total of $1,655,928 in Middleburg Joint Venture.

                             TABLE III

                 Operating Results of Prior Programs
                     CNL INCOME FUND XIII, LTD.

                                              1992
                                            (Note 1)       1993         1994          1995
                                          ------------ ------------ ------------   --------
Gross revenue                             $          0 $    966,564 $  3,558,447 $  3,806,944
Equity in earnings of joint ventures                 0        1,305       43,386       98,520
Profit (Loss) from sale of properties
  (Note 4)                                           0            0            0      (29,560)
Interest income                                      0      181,568       77,379       51,410
Less: Operating expenses                             0      (59,390)    (183,311)    (214,705)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0     (148,170)    (378,269)    (393,435)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0      941,877    3,117,632    3,319,174
                                          ============ ============ ============ ============
Taxable income
  - from operations                                  0      978,535    2,703,252    2,920,859
                                          ============ ============ ============ ============
  - from gain (loss) on sale                         0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 3)                                    0    1,121,547    3,149,000    3,379,378
Cash generated from sales (Note 4)                   0            0            0      286,411
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0    1,121,547    3,149,000    3,665,789
Less: Cash distributions to investors
  (Note 5)
    - from operating cash flow                       0     (528,364)  (2,800,004)  (3,350,014)
    - from sale of properties                        0            0            0            0
    - from cash flow from prior period               0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after
  cash distributions                                 0      593,183      348,996      315,775
Special items (not including sales
  and refinancing):
    Limited partners' capital
      contributions                                  0   40,000,000            0            0
    General partners' capital
      contributions                              1,000            0            0            0
    Syndication costs                                0   (3,932,017)        (181)           0
    Acquisition of land and buildings                0  (19,691,630)  (5,764,308)    (336,116)
    Investment in direct financing leases            0   (6,760,624)  (1,365,075)           0
    Investment in joint ventures                     0     (314,998)    (545,139)    (140,052)
    Reimbursement of organization,
      syndication and acquisition costs
      paid on behalf of CNL Income Fund
      XIII, Ltd. by related parties                  0     (799,980)     (25,036)      (3,074)
    Increase in other assets                         0     (454,909)       9,226            0
    Other                                            0            0            0          954
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                1,000    8,639,025   (7,341,517)    (162,513)
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0           33           67           72
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss) (Note 4)                         0            0            0            0
                                          ============ ============ ============ ============

                                           6 Months
                                              1996
                                         ------------

Gross revenue                            $  1,773,791
Equity in earnings of joint ventures           52,525
Profit (Loss) from sale of properties
  (Note 4)                                          0
Interest income                                18,430
Less: Operating expenses                     (173,194)
      Interest expense                              0
      Depreciation and amortization          (196,717)
                                          ------------
Net income - GAAP basis                     1,474,835
                                          ============
Taxable income
  - from operations                         1,427,419
                                         ==============
  - from gain (loss) on sale                        0
                                         =============
Cash generated from operations
  (Notes 2 and 3)                           1,647,653
Cash generated from sales (Note 4)                  0
Cash generated from refinancing                     0
Cash generated from operations, sales
  and refinancing                           1,647,653
Less: Cash distributions to investors
  (Note 5)
    - from operating cash flow             (1,647,653)
    - from sale of properties                       0
    - from cash flow from prior period        (52,351)
                                          ------------
Cash generated (deficiency) after
  cash distributions                          (52,351)
Special items (not including sales
  and refinancing):
    Limited partners' capital
      contributions                                 0
    General partners' capital
      contributions                                 0
    Syndication costs                               0
    Acquisition of land and buildings               0
    Investment in direct financing leases           0
    Investment in joint ventures                    0
    Reimbursement of organization,
      syndication and acquisition costs
      paid on behalf of CNL Income Fund
      XIII, Ltd. by related parties                 0
    Increase in other assets                        0
    Other                                           0
                                                    0
                                          ------------
Cash generated (deficiency) after cash
  distributions and special items             (52,351)
                                          ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                35
                                          ============
  - from recapture                                  0
                                          ============
Capital gain (loss) (Note 4)                        0
                                          ============

                                              1992
                                            (Note 1)       1993         1994          1995
                                          ------------ ------------ ------------    --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0           18           70           82
  - from capital gain                                0            0            0            0
  - from investment income from prior
      period                                         0            0            0            2
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis (Note 5)           0           18           70           84
                                          ============ ============ ============ ============
  Source (on cash basis)
  - from sales                                       0            0            0            0
  - from refinancing                                 0            0            0            0
  - from operations                                  0           18           70           84
  - from cash flow from prior period                 0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis (Note 5)           0           18           70           84
                                          ============ ============ ============ ============
Total cumulative cash distributions per
  $1,000 investment from inception                   0           18           88          172
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
    in program)                                    N/A         100%         100%         100%


                                           6 Months
                                              1996
                                           ---------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                        37
  - from capital gain                              0
  - from investment income from prior
      period                                       6
                                           ---------

Total distributions on GAAP basis (Note 5)        43
                                           =========
  Source (on cash basis)
  - from sales                                     0
  - from refinancing                               0
  - from operations                               41
  - from cash flow from prior period               2
                                           =========
Total distributions on cash basis (Note 5)        43
                                           =========
Total cumulative cash distributions per
  $1,000 investment from inception               215
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
    in program)                                 100%


Note 1: The registration statement relating to the offering of Units by CNL Income Fund XIII, Ltd. became effective on March 17, 1993. Activities through April 15, 1993, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund XIII, Ltd.

Note 4: During 1995, the partnership sold one of its properties to a tenant for its original purchase price, excluding acquisition fees and miscellaneous acquisition expenses. The net sales proceeds were used to acquire an additional property. As a result of this transaction, the partnership recognized a loss for financial reporting purposes of $29,560 primarily due to acquisition fees and miscellaneous acquisition expenses the partnership had allocated to the property and due to the accrued rental income relating to future scheduled rent increases that the partnership had recorded and reversed at the time of sale.

Note 5: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996, are not included in the 1994, 1995 and 1996 totals, respectively.

                              TABLE III

                 Operating Results of Prior Programs
                     CNL INCOME FUND XIV, LTD.

                                              1992
                                            (Note 1)      1993         1994            1995
                                         ------------  ------------ ------------    --------
Gross revenue                             $          0 $    256,234 $  3,135,716 $  4,017,266
Equity in earnings of joint ventures                 0        1,305       35,480      338,717
Profit (Loss) from sale of properties
  (Note 4)                                           0            0            0      (66,518)
Interest income                                      0       27,874      200,499       50,724
Less: Operating expenses                             0      (14,049)    (181,980)    (248,840)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0      (28,918)    (257,640)    (340,112)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0      242,446    2,932,075    3,751,237
                                          ============ ============ ============ ============
Taxable income
  - from operations                                  0      278,845    2,482,240    3,162,165
                                          ============ ============ ============ ============
  - from gain on sale                                0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 3)                                    0      321,737    2,812,631    3,709,844
Cash generated from sales (Note 4)                   0            0            0      696,012
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0      321,737    2,812,631    4,405,856
Less: Cash distributions to investors
  (Note 5)
    - from operating cash flow                       0       (9,050)  (2,229,952)  (3,543,751)
    - from sale of properties                        0            0            0            0
    - from cash flow from prior period               0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                      0      312,687      582,679      862,105
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                  0   28,785,100   16,214,900            0
    General partners' capital
      contributions                              1,000            0            0            0
    Syndication costs                                0   (2,771,892)  (1,618,477)           0
    Acquisition of land and buildings                0  (13,758,004) (11,859,237)    (964,073)
    Investment in direct financing leases            0   (4,187,268)  (5,561,748)     (75,352)
    Investment in joint ventures                     0     (315,209)  (1,561,988)  (1,087,218)
    Return of capital from joint venture             0            0            0            0
    Reimbursement of organization,
      syndication and acquisition costs
      paid on behalf of CNL Income Fund
      XIV, Ltd. by related parties                   0     (706,215)    (376,738)        (577)
    Increase in other assets                         0     (444,267)           0            0
    Other                                            0            0            0        5,530
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                1,000    6,914,932   (4,180,609)  (1,259,585)
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0           16           56           70
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss) (Note 4)                         0            0            0            0
                                          ============ ============ ============ ============



                                             6 Months
                                                1996
                                           ------------

Gross revenue                               $ 1,987,463
Equity in earnings of joint ventures            177,099
Profit (Loss) from sale of properties
  (Note 4)                                            0
Interest income                                  21,659
Less: Operating expenses                       (138,978)
      Interest expense                                0
      Depreciation and amortization            (170,044)
                                            ------------
Net income - GAAP basis                       1,877,199
                                            ============
Taxable income
  - from operations                           1,570,651
                                            ============
  - from gain on sale                                 0
                                            ============
Cash generated from operations
  (Notes 2 and 3)                             1,799,902
Cash generated from sales (Note 4)                    0
Cash generated from refinancing                       0
                                            -----------
Cash generated from operations, sales
  and refinancing                             1,799,902
Less: Cash distributions to investors
  (Note 5)
    - from operating cash flow               (1,799,902)
    - from sale of properties                         0
    - from cash flow from prior period          (56,358)
                                            ------------
Cash generated (deficiency) after cash
  distributions                                 (56,358)
Special items (not including sales and
  refinancing):
    Limited partners' capital
      contributions                                   0
    General partners' capital
      contributions                                   0
    Syndication costs                                 0
    Acquisition of land and buildings                 0
    Investment in direct financing leases             0
    Investment in joint ventures                      0
    Return of capital from joint venture              0
    Reimbursement of organization,
      syndication and acquisition costs
      paid on behalf of CNL Income Fund
      XIV, Ltd. by related parties                    0
    Increase in other assets                          0
    Other                                             0
                                            ------------
Cash generated (deficiency) after cash
  distributions and special items                (56,358)
                                            ============
TAX AND DISTRIBUTION DATA PER
  $1,000 INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                   35
                                            ============
  - from recapture                                     0
                                            ============
Capital gain (loss) (Note 4)                           0
                                            ============

                                               1992
                                             (Note 1)       1993         1994          1995
                                            ----------- ------------ ------------   --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0            1           51           79
  - from capital gain                                0            0            0            0
  - from return of capital                           0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis (Note 5)           0            1           51           79
                                          ============ ============ ============ ============
  Source (on cash basis)
  - from sales                                       0            0            0            0
  - from refinancing                                 0            0            0            0
  - from operations                                  0            1           51           79
  - from cash flow from prior period                 0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis (Note 5)           0            1           51           79
                                          ============ ============ ============ ============
Total cumulative cash distributions
  per $1,000 investment from inception               0            1           52          131
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
   properties retained, divided by
   original total acquisition cost of all
   properties in program)                           N/A         100%         100%         100%

                                           Months
                                            1996
                                          --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                       41
  - from capital gain                             0
  - from return of capital                        0
                                           --------
Total distributions on GAAP basis (Note 5)       41
                                           =========
  Source (on cash basis)
  - from sales                                    0
  - from refinancing                              0
  - from operations                              40
  - from cash flow from prior period              1
                                           --------
Total distributions on cash basis (Note 5)       41
                                           =========
Total cumulative cash distributions
  per $1,000 investment from inception          172
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
   properties retained, divided by
   original total acquisition cost of all
   properties in program)                       100%


Note 1: Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, CNL Income Fund XIV, Ltd. ("CNL XIV") and CNL Income Fund XIII, Ltd. each registered for sale $40,000,000 units of limited partnership interests ("Units"). The offering of Units of CNL Income Fund XIII, Ltd. commenced March 17, 1993. Pursuant to the registration statement, CNL XIV could not commence until the offering of Units of CNL Income Fund XIII, Ltd. was terminated. CNL Income Fund XIII, Ltd. terminated its offering of Units on August 26, 1993, at which time the maximum offering proceeds of $40,000,000 had been received. Upon the termination of the offering of Units of CNL Income Fund XIII, Ltd., CNL XIV commenced its offering of Units. Activities through September 13, 1993, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint ventures, less cash paid for expenses, plus interest received.

Note 3: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund XIV, Ltd.

Note 4: During 1995, the partnership sold two of its properties to a tenant for its original purchase price, excluding acquisition fees and miscellaneous acquisition expenses. The net sales proceeds were used to acquire two additional properties. As a result of these transactions, the partnership recognized a loss for financial reporting purposes of $66,518 primarily due to acquisition fees and miscellaneous acquisition expenses the partnership had allocated to the property and due to the accrued rental income relating to future scheduled rent increases that the partnership had recorded and reversed at the time of sale.

Note 5: As a result of the partnership's change in investor services agents in 1993, distributions are now declared at the end of each quarter and paid in the following quarter. Since this table generally presents distributions on a cash basis (rather than amounts declared), distributions on a cash basis for 1993 only reflect payments for three quarters. Distributions declared for the quarters ended December 31, 1993, 1994 and 1995, are reflected in the 1994, 1995 and 1996 columns, respectively, for distributions on a cash basis due to the payment of such distributions in January 1994, 1995 and 1996, respectively. As a result of 1994, 1995 and 1996 distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.

                                         TABLE III

                              Operating Results of Prior Programs
                                   CNL INCOME FUND XV, LTD.

                                             1993                                    6 Months
                                            (Note 1)       1994         1995           1996
                                          ------------ ------------ ------------    --------
Gross revenue                             $          0 $  1,143,586 $  3,546,320 $  1,799,609
Equity in earnings of joint venture                  0        8,372      280,606      144,539
Profit (Loss) from sale of properties
  (Note 4)                                           0            0      (71,023)           0
Interest income                                      0      167,734       88,059       21,155
Less: Operating expenses                             0      (62,926)    (228,319)    (138,719)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0      (70,848)    (243,175)    (124,093)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0    1,185,918    3,372,468    1,702,491
                                          ============ ============ ============ ============
Taxable income
  - from operations                                  0    1,026,715    2,861,912    1,399,634
                                          ============ ============ ============ ============
  - from gain on sale                                0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 3)                                    0    1,116,834    3,239,370    1,687,927
Cash generated from sales (Note 4)                   0            0      811,706            0
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0    1,116,834    4,051,076    1,687,927
Less: Cash distributions to investors
  (Note 5)
    - from operating cash flow                       0     (635,944)  (2,650,003)  (1,600,000)
    - from sale of properties                        0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                      0      480,890    1,401,073       87,927
Special items (not including sales and
  refinancing):
    Limited partners' capital contri-
      butions                                        0   40,000,000            0            0
    General partners' capital contri-
      butions                                    1,000            0            0            0
    Syndication costs                                0   (3,892,003)           0            0
    Acquisition of land and buildings                0  (22,152,379)  (1,625,601)           0
    Investment in direct financing
      leases                                         0   (6,792,806)  (2,412,973)           0
    Investment in joint venture                      0   (1,564,762)    (720,552)    (145,526)
    Reimbursement of organization,
      syndication and acquisition costs
      paid on behalf of CNL Income Fund
      XV, Ltd. by related parties                    0   (1,098,197)     (23,507)           0
    Increase in other assets                         0     (187,757)           0            0
    Other                                          (38)      (6,118)      25,150            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                  962    4,786,868   (3,356,410)     (57,599)
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER $1,000
  INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0           33           71           35
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss) (Note 4)                         0            0            0            0
                                          ============ ============ ============ ============


                                             C-65





TABLE III - CNL INCOME FUND XV, LTD. (continued)

                                               1993                                  6 Months
                                             (Note 1)      1994         1995           1996
                                           ------------ ------------ ------------   --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0           21           66           40
  - from capital gain                                0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis (Note 5)           0           21           66           40
                                          ============ ============ ============ ============
  Source (on cash basis)
  - from sales                                       0            0            0            0
  - from refinancing                                 0            0            0            0
  - from operations                                  0           21           66           40
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis (Note 5)           0           21           66           40
                                          ============ ============ ============ ============
Total cumulative cash distributions per
  $1,000 investment from inception                   0           21           87          127
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program)                                      N/A         100%         100%         100%

Note 1: The registration statement relating to this offering of Units of CNL Income Fund XV, Ltd. became effective February 23, 1994. Activities through March 23, 1994, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, plus distributions from joint venture, less cash paid for expenses, plus interest received.

Note 3: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund XV, Ltd.

Note 4: During 1995, the partnership sold three of its properties to a tenant for its original purchase price, excluding acquisition fees and miscellaneous acquisition expenses. The majority of the net sales proceeds were used to acquire additional properties. As a result of these transactions, the partnership recognized a loss for financial reporting purposes of $71,023 primarily due to acquisition fees and miscellaneous acquisition expenses the partnership had allocated to the three properties and due to the accrued rental income relating to future scheduled rent increases that the partnership had recorded and reversed at the time of sale.

Note 5: Distributions declared for the quarters ended December 31, 1994 and 1995 are reflected in the 1995 and 1996 columns, respectively, due to the payment of such distributions in January 1995 and 1996, respectively. As a result of distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.

                              TABLE III
                 Operating Results of Prior Programs
                        CNL INCOME FUND XVI, LTD.

                                            1993                                    6 Months
                                          (Note 1)         1994         1995          1996
                                         ------------  ------------ ------------   --------
Gross revenue                             $          0 $    186,257 $  2,702,504 $  2,143,589
Profit from sale of properties (Note 5)              0            0            0      124,305
Interest income                                      0       21,478      321,137       43,562
Less: Operating expenses                             0      (10,700)    (274,595)    (148,823)
      Interest expense                               0            0            0            0
      Depreciation and amortization                  0       (9,458)    (318,205)    (270,831)
                                          ------------ ------------ ------------ ------------
Net income - GAAP basis                              0      187,577    2,430,841    1,891,802
                                          ============ ============ ============ ============
Taxable income
  - from operations                                  0      189,864    2,139,382    1,550,241
                                          ============ ============ ============ ============
  - from gain on sale (Note 5)                       0            0            0            0
                                          ============ ============ ============ ============
Cash generated from operations
  (Notes 2 and 3)                                    0      205,148    2,481,395    1,861,696
Cash generated from sales (Note 5)                   0            0            0      775,000
Cash generated from refinancing                      0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated from operations, sales
  and refinancing                                    0      205,148    2,481,395    2,636,696
Less: Cash distributions to investors
  (Note 4)
    - from operating cash flow                       0       (2,845)  (1,798,921)  (1,631,251)
    - from sale of properties                        0            0            0            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions                                      0      202,303      682,474    1,005,445
Special items (not including sales and
  refinancing):
    Limited partners' capital contri-
      butions                                        0   20,174,172   24,825,828            0
    General partners' capital contri-
      butions                                    1,000            0            0            0
    Syndication costs                                0   (1,929,465)  (2,452,743)           0
    Acquisition of land and buildings                0  (13,170,132) (16,012,458)  (2,392,562)
    Investment in direct financing
      leases                                         0     (975,853)  (5,595,236)    (382,372)
    Increase in restricted cash                      0            0            0     (775,000)
    Reimbursement of organization,
      syndication and acquisition costs
      paid on behalf of CNL Income Fund
      XVI, Ltd. by related parties                   0     (854,154)    (405,569)           0
    Collection of overpayment of acqui-
      sition and syndication costs paid
      by related parties on behalf of the
      partnership                                    0            0            0        1,204
    Increase in other assets                         0     (443,625)     (58,720)           0
    Other                                          (36)     (20,714)      20,714            0
                                          ------------ ------------ ------------ ------------
Cash generated (deficiency) after cash
  distributions and special items                  964    2,982,532    1,004,290   (2,543,285)
                                          ============ ============ ============ ============
TAX AND DISTRIBUTION DATA PER $1,000
  INVESTED
Federal income tax results:
Ordinary income (loss)
  - from operations                                  0           17           53           34
                                          ============ ============ ============ ============
  - from recapture                                   0            0            0            0
                                          ============ ============ ============ ============
Capital gain (loss) (Note 5)                         0            0            0            0
                                          ============ ============ ============ ============



                                               1993                                 6 Months
                                             (Note 1)      1994         1995          1996
                                           ------------ ------------ ------------   --------
Cash distributions to investors
  Source (on GAAP basis)
  - from investment income                           0            1           45           33
  - from capital gain                                0            0            0            3
  - from investment income from
      prior period                                   0            0            0            0
                                          ------------ ------------ ------------ ------------
Total distributions on GAAP basis (Note 4)           0            1           45           36
                                          ============ ============ ============ ============
  Source (on cash basis)
  - from sales                                       0            0            0            0
  - from refinancing                                 0            0            0            0
  - from operations                                  0            1           45           36
                                          ------------ ------------ ------------ ------------
Total distributions on cash basis (Note 4)           0            1           45           36
                                          ============ ============ ============ ============
Total cumulative cash distributions per
  $1,000 investment from inception                   0            1           46           82
Amount (in percentage terms) remaining
  invested in program properties at the
  end of each year (period) presented
  (original total acquisition cost of
  properties retained, divided by original
  total acquisition cost of all properties
  in program) (Note 5)                             N/A         100%         100%          98%


Note 1: Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, CNL Income Fund XVI, Ltd. ("CNL XVI") and CNL Income Fund XV, Ltd. each registered for sale $40,000,000 units of limited partnership interests ("Units"). The offering of Units of CNL Income Fund XV, Ltd. commenced February 23, 1994. Pursuant to the registration statement, CNL XVI could not commence until the offering of Units of CNL Income Fund XV, Ltd. was terminated. CNL Income Fund XV, Ltd. terminated its offering of Units on September 1, 1994, at which time the maximum offering proceeds of $40,000,000 had been received. Upon the termination of the offering of Units of CNL Income Fund XV, Ltd., CNL XVI commenced its offering of Units. Activities through September 22, 1994, were devoted to organization of the partnership and operations had not begun.

Note 2: Cash generated from operations includes cash received from tenants, less cash paid for expenses, plus interest received.

Note 3: Cash generated from operations per this table agrees to cash generated from operations per the statement of cash flows included in the financial statements of CNL Income Fund XVI, Ltd.

Note 4: Distributions declared for the quarters ended December 31, 1994 and 1995 are reflected in the 1995 and 1996 columns, respectively, due to the payment of such distributions in January 1995 and 1996, respectively. As a result of distributions being presented on a cash basis, distributions declared and unpaid as of December 31, 1994 and 1995, and June 30, 1996 are not included in the 1994, 1995 and 1996 totals, respectively.

Note 5: In April 1996, CNL Income Fund XVI, Ltd. sold one of its properties for $775,000, resulting in a gain for financial reporting purposes of $124,305. As of June 30, 1996, the net sales proceeds of $775,000, plus accrued interest of $3,526, were being held in an interest-bearing escrow account. The general partners believe that the sale of this property will qualify as a like-kind exchange transaction in accordance with Section 1031 of the Internal Revenue Code. As a result, no gain or loss was recognized for federal income tax purposes. The remaining net sales proceeds are expected to be invested in an additional property or used for other Partnership purposes.

                                            TABLE V
                               SALES OR DISPOSALS OF PROPERTIES

======================================================================================================================

                                                                          Selling Price, Net of
                                                                   Closing Costs and GAAP Adjustments
                                                                   ----------------------------------
                                                                       Purchase
                                                  Cash                  money    Adjustments
                                               received     Mortgage   mortgage  resulting
                                               net of        balance    taken      from                     Original
                              Date   Date of   closing       at time   back by  application                 mortgage
       Property            Acquired   Sale      costs        of sale   program   of GAAP         Total      financing
======================================================================================================================
CNL Income Fund, Ltd.:
  Burger King -
    San Dimas, CA         02/05/87 06/12/92    $1,169,021      0         0         0          $1,169,021        0
  Wendy's -
    Fairfield, CA         07/01/87 10/03/94     1,018,490      0         0         0           1,018,490        0

CNL Income Fund II, Ltd.:
  Golden Corral -
    Salisbury, NC         05/29/87 07/21/93       746,800      0         0         0             746,800        0
  Pizza Hut -
    Graham, TX            08/24/87 07/28/94       261,628      0         0         0             261,628        0
  Golden Corral -
    Medina, OH            11/18/87 11/30/94       626,582      0         0         0             626,582        0

CNL Income Fund IV, Ltd.:
  Taco Bell -
    York, PA              03/22/89 04/27/94       712,000      0         0         0             712,000        0
  Burger King -
    Hastings, MI          08/12/88 12/15/95       518,650      0         0         0             518,650        0

CNL Income Fund V, Ltd.:
  Perkins -
    Myrtle Beach, SC (2)  02/28/90 08/25/95          0         0 1,040,000         0           1,040,000        0

CNL Income Fund VI, Ltd.:
  Hardee's -
    Batesville, AR        11/02/89 05/24/94      791,211       0        0          0             791,211        0
  Hardee's -
    Heber Springs, AR     02/13/90 05/24/94      638,270       0        0          0             638,270        0
  Hardee's -
    Little Canada, MN     11/28/89 06/29/95      899,503       0        0          0             899,503        0



==============================================================================
                             Cost of Properties
                           Including Closing and
                                Soft Costs
                  -------------------------------------
                                                                  Excess
                                 Total                         (deficiency)
                              acquisition                      of property
                              cost, capital                   operating cash
                              improvements                     receipts over
                              closing and                          cash
       Property              soft costs (1)      Total         expenditures
==============================================================================
CNL Income Fund, Ltd.:
  Burger King -
    San Dimas, CA              $955,000        $955,000         $214,021
  Wendy's -
    Fairfield, CA               861,500         861,500          156,990

CNL Income Fund II, Ltd.:
  Golden Corral -
    Salisbury, NC               642,800         642,800          104,000
  Pizza Hut -
    Graham, TX                  205,500         205,500           56,128
  Golden Corral -
    Medina, OH                  743,000         743,000         (116,418)

CNL Income Fund IV, Ltd.:
  Taco Bell -
    York, PA                    616,501         616,501           95,499
  Burger King -
    Hastings, MI                419,936         419,936           98,714

CNL Income Fund V, Ltd.:
  Perkins -
    Myrtle Beach, SC (2)        986,418         986,418           53,582

CNL Income Fund VI, Ltd.:
  Hardee's -
    Batesville, AR              605,500         605,500          185,711
  Hardee's -
    Heber Springs, AR           532,893         532,893          105,377
  Hardee's -
    Little Canada, MN           821,692         821,692           77,811


                                            TABLE V
                               SALES OR DISPOSALS OF PROPERTIES


======================================================================================================================

                                                                           Selling Price, Net of
                                                                    Closing Costs and GAAP Adjustments
                                                                    ----------------------------------
                                                                       Purchase
                                                  Cash                  money    Adjustments
                                               received     Mortgage   mortgage  resulting
                                               net of        balance    taken      from                     Original
                              Date   Date of   closing       at time   back by  application                 mortgage
       Property            Acquired   Sale      costs        of sale   program   of GAAP         Total      financing
======================================================================================================================

CNL Income Fund VII, Ltd.:
  Taco Bell -
    Kearns, UT            06/14/90 05/19/92    700,000         0             0         0        700,000          0
  Hardee's -
    St. Paul, MN          08/09/90 05/24/94    869,036         0             0         0        869,036          0
  Perkins -
    Florence, SC (3)      08/28/90 08/25/95          0         0     1,160,000         0      1,160,000          0
  Church's Fried Chicken -
    Jacksonville, FL (4)  04/30/90 12/01/95          0         0       240,000         0        240,000          0

CNL Income Fund VIII, Ltd.:
  Church's Fried Chicken -
    Melbourne, FL         09/28/90 02/01/91    172,945         0             0         0        172,945          0
  Church's Fried Chicken -
    Cocoa, FL             09/28/90 05/14/91    175,042         0             0         0        175,042          0
  Denny's -
    Ocoee, FL             03/16/91 07/31/95  1,184,865         0             0         0      1,184,865          0
  Church's Fried Chicken -
    Jacksonville, FL (4)  09/28/90 12/01/95          0         0       240,000         0        240,000          0
  Church's Fried Chicken -
    Jacksonville, FL (5)  09/28/90 12/01/95          0         0       220,000         0        220,000          0

CNL Income Fund X, Ltd.:
  Shoney's -
    Denver, CO            03/04/92 08/11/95  1,050,186         0             0         0      1,050,186          0



==============================================================================
                           Cost of Properties
                         Including Closing and
                              Soft Costs
                         ----------------------
                                                                  Excess
                                 Total                         (deficiency)
                              acquisition                      of property
                              cost, capital                   operating cash
                              improvements                     receipts over
                              closing and                          cash
       Property              soft costs (1)      Total         expenditures
==============================================================================

CNL Income Fund VII, Ltd.:
  Taco Bell -
    Kearns, UT                  560,202         560,202            139,798
  Hardee's -
    St. Paul, MN                742,333         742,333            126,703
  Perkins -
    Florence, SC (3)          1,084,905       1,084,905             75,095
  Church's Fried Chicken -
    Jacksonville, FL (4)        233,728         233,728              6,272

CNL Income Fund VIII, Ltd.
  Church's Fried Chicken -
    Melbourne, FL               166,022         166,022              6,923
  Church's Fried Chicken -
    Cocoa, FL                   175,694         175,694               (652)
  Denny's -
    Ocoee, FL                   949,199         949,199            235,666
  Church's Fried Chicken -
    Jacksonville, FL (4)        238,153         238,153              1,847
  Church's Fried Chicken -
    Jacksonville, FL (5)        215,845         215,845              4,155

CNL Income Fund X, Ltd.:
  Shoney's -
    Denver, CO                  987,679         987,679             62,507

==============================================================================

                                            TABLE V
                               SALES OR DISPOSALS OF PROPERTIES



======================================================================================================================

                                                                          Selling Price, Net of
                                                                   Closing Costs and GAAP Adjustments
                                                                   -----------------------------------

                                                                       Purchase
                                                  Cash                  money    Adjustments
                                               received     Mortgage   mortgage  resulting
                                               net of        balance    taken      from                     Original
                              Date   Date of   closing       at time   back by  application                 mortgage
       Property            Acquired   Sale      costs        of sale   program   of GAAP         Total      financing
======================================================================================================================

CNL Income Fund XII, Ltd.:
  Golden Corral -
    Houston, TX           12/28/92 04/10/96    1,640,000       0         0          0         1,640,000           0

CNL Income Fund XIII, Ltd.:
  Checkers -
    Houston, TX           03/31/94 04/24/95      286,411       0         0          0           286,411           0

CNL Income Fund XIV, Ltd.:
  Checkers -
    Knoxville, TN         03/31/94 03/01/95      339,031       0         0          0           339,031           0
  Checkers -
    Dallas, TX            03/31/94 03/01/95      356,981       0         0          0           356,981           0

CNL Income Fund XV, Ltd.:
  Checkers -
    Knoxville, TN         05/27/94 03/01/95      263,221       0         0          0           263,221           0
  Checkers -
    Leavenworth, KS       06/22/94 03/01/95      259,600       0         0          0           259,600           0
  Checkers -
    Knoxville, TN         07/08/94 03/01/95      288,885       0         0          0           288,885           0

CNL Income Fund XVI, Ltd.:
  Long John Silver's -
    Appleton, WI          06/24/95 04/24/96      775,000       0         0          0           775,000           0



==============================================================================
                             Cost of Properties
                           Including Closing and
                                Soft Costs
                                                                  Excess
                                 Total                         (deficiency)
                              acquisition                      of property
                              cost, capital                   operating cash
                              improvements                     receipts over
                              closing and                          cash
       Property              soft costs (1)      Total         expenditures
==============================================================================

CNL Income Fund XII, Ltd.:
  Golden Corral -
    Houston, TX              1,636,643         1,636,643        3,357

CNL Income Fund XIII, Ltd.
  Checkers -
    Houston, TX                286,411           286,411            0

CNL Income Fund XIV, Ltd.:
  Checkers -
    Knoxville, TN              339,031           339,031            0
  Checkers -
    Dallas, TX                 356,981           356,981            0

CNL Income Fund XV, Ltd.:
  Checkers -
    Knoxville, TN              263,221           263,221            0
  Checkers -
    Leavenworth, KS            259,600           259,600            0
  Checkers -
    Knoxville, TN              288,885           288,885            0

CNL Income Fund XVI, Ltd.:
  Long John Silver's -
    Appleton, WI               613,838           613,838      161,162


(1) Amounts shown do not include pro rata share of original offering costs or acquisition fees.

(2) Amount shown is face value and does not represent discounted current value. The mortgage note bears interest at a rate of 10.25% per annum and provides for a balloon payment of $1,006,004 in July 2000.

(3) Amount shown is face value and does not represent discounted current value. The mortgage note bears interest at a rate of 10.25% per annum and provides for a balloon payment of $1,106,657 in July 2000.

(4) Amounts shown are face value and do not represent discounted current value. Each mortgage note bears interest at a rate of 10.00% per annum and provides for a balloon payment of $218,252 in December 2005.

(5) Amount shown is face value and does not represent discounted current value. The mortgage note bears interest at a rate of 10.00% per annum and provides for a balloon payment of $200,324 in December 2005.

                                  ADDENDUM TO
                                   EXHIBIT E


                      PRO FORMA ESTIMATE OF TAXABLE INCOME
                        BEFORE DIVIDENDS PAID DEDUCTION


THE PRO FORMA ESTIMATE OF TAXABLE INCOME CONTAINED IN THIS ADDENDUM SHOULD BE READ IN CONJUNCTION WITH EXHIBIT E TO THE ATTACHED PROSPECTUS, DATED APRIL 26, 1996.

    PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                       CNL AMERICAN PROPERTIES FUND, INC.

    GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM APRIL 10, 1996
                            THROUGH OCTOBER 3, 1996

                       For a 12-Month Period (Unaudited)

     The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from April 10, 1996 through October 3, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes. For information regarding the 48 Properties acquired by the Company prior to April 10, 1996, see Exhibit E to the attached Prospectus dated April 26, 1996.

     These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.


                                    TGI Friday's              Wendy's                  Golden Corral               Ten Pizza
                                   Hamden, CT (7)       Knoxville, TN (7)(9)        Port Richey, FL (7)          Hut Properties
                                   --------------       --------------------        -------------------          --------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                       $  173,714               $   81,898                $  196,972                  $  166,320
Interest Income (2)                         -                        -                         -                      415,686
                                    ----------               ----------                ----------                  ----------
    Total Revenues                     173,714                   81,898                   196,972                     582,006
                                    ----------               ----------                ----------                  ----------

Asset Management Fees (3)               (6,808)                  (4,746)                  (10,233)                     (8,922)
Mortgage Management Fee (4)                 -                        -                         -                      (23,167)
General and Administrative
  Expenses (5)                         (10,770)                  (5,078)                  (12,212)                    (36,084)
                                    ----------               ----------                ----------                  ----------
    Total Operating Expenses           (17,578)                  (9,824)                  (22,445)                    (68,173)
                                    ----------               ----------                ----------                  ----------

Estimated Cash Available from
  Operations                           156,136                   72,074                   174,527                     513,833

Depreciation and Amortization
  Expense (6)                          (30,652)                 (13,081)                  (30,970)                    (10,498)
                                    ----------               ----------                ----------                  ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company          $  125,484               $   58,993                $  143,557                  $  503,335
                                    ==========               ==========                ==========                  ==========

                                 See Footnotes

                                         Denny's                  Denny's                 Wendy's                    Wendy's
                                  Hillsboro, TX (7)(12)      McKinney, TX (12)      Camarillo, CA (7)(9)      Sevierville, TN(7)(9)
                                  ---------------------      -----------------      --------------------      ---------------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $  114,346                  $  104,013             $  124,655                $   60,735
Interest Income (2)                            -                           -                      -                         -
                                       ----------                  ----------             ----------                ---------
    Total Revenues                        114,346                     104,013                124,655                    60,735
                                       ----------                  ----------             ----------                ----------

Asset Management Fees (3)                  (6,319)                     (5,874)                (7,224)                   (2,956)
Mortgage Management Fee (4)                    -                           -                      -                         -
General and Administrative
  Expenses (5)                             (7,089)                     (6,449)                (7,729)                   (3,766)
                                       ----------                  ----------             ----------                ----------
    Total Operating Expenses              (13,408)                    (12,323)               (14,953)                   (6,722)
                                       ----------                  ----------             ----------                ----------

Estimated Cash Available from
  Operations                              100,938                      91,690                109,702                    54,013

Depreciation and Amortization
  Expense (6)                             (19,022)                    (16,066)               (17,220)                  (13,308)
                                       ----------                  ----------             ----------                ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $   81,916                  $   75,624             $   92,482                $   40,705
                                       ==========                  ==========             ==========                ==========



                                 See Footnotes

                                  Boston Market                Boston Market             Jack in the Box            Boston Market
                             Ellisville, MO (7)(10)      Golden Valley, MN (7)(10)     Humble #1, TX (7)(11)      Corvallis, OR (7)
Pro Forma Estimate
  of Taxable
  Income Before Dividends
  Paid Deduction:

Base Rent (1)                      $  102,675                  $  112,890                  $   100,061               $   95,085
Interest Income (2)                        -                           -                            -                        -
                                   ----------                  ----------                   ----------               ----------
    Total Revenues                    102,675                     112,890                      100,061                   95,085
                                   ----------                  ----------                   ----------               ----------

Asset Management Fees (3)              (5,864)                     (6,448)                      (5,603)                  (5,440)
Mortgage Management Fee (4)                -                           -                         -                           -
General and Administrative
  Expenses (5)                         (6,366)                     (6,999)                      (6,204)                  (5,895)
                                   ----------                  ----------                   ----------                ---------
    Total Operating Expenses          (12,230)                    (13,447)                     (11,807)                 (11,335)
                                   ----------                  ----------                   ----------                ---------

Estimated Cash Available from
  Operations                           90,445                      99,443                       88,254                   83,750

Depreciation and Amortization
  Expense (6)                         (16,272)                    (13,561)                     (15,646)                 (16,006)
                                   ----------                  ----------                   ----------                ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company         $   74,173                  $   85,882                   $   72,608               $   67,744
                                   ==========                  ==========                   ==========               ==========



                                 See Footnotes

                                                 Jack in the Box                  Arby's                  Boston Market
                                              Houston #1, TX (7)(11)       Kendallville, IN (13)          Rockwall, TX (7)
                                              ----------------------       ---------------------          ----------------
Pro Forma Estimate
  of Taxable

  Income Before Dividends
  Paid Deduction:

Base Rent (1)                                     $   95,757                     $    75,812                  $   79,356
Interest Income (2)                                      -                                -                           -
                                                  ----------                     -----------                  ----------
    Total Revenues                                    95,757                          75,812                      79,356
                                                  ----------                     -----------                  ----------

Asset Management Fees (3)                             (5,362)                         (4,430)                     (4,551)
Mortgage Management Fee (4)                               -                               -                            -
General and Administrative
  Expenses (5)                                        (5,937)                         (4,700)                     (4,920)
                                                  ----------                     -----------                  ----------
    Total Operating Expenses                         (11,299)                         (9,130)                     (9,471)
                                                  ----------                     -----------                  ----------

Estimated Cash Available from
  Operations                                          84,458                          66,682                      69,885

Depreciation and Amortization
  Expense (6)                                        (15,890)                         (7,794)                    (10,813)
                                                  ----------                     -----------                  ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                        $   68,568                     $    58,888                  $   59,072
                                                  ==========                     ===========                  ==========



                                 See Footnotes

                                           Boston Market            Jack in the Box            Applebee's         Golden Corral
                                        Upland, CA (7)(14)       Houston #2, TX (7)(11)    Montclair, CA (7)     Brooklyn, OH (8)
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                                $  101,479               $   97,618              $  176,084          $  142,823
Interest Income (2)                                  -                        -                       -                   -
                                             ----------               ----------              ----------           ---------
    Total Revenues                              101,479                   97,618                 176,084             142,823
                                             ----------               ----------              ----------          ----------

Asset Management Fees (3)                        (5,819)                  (5,467)                 (9,563)             (5,921)
Mortgage Management Fee (4)                          -                        -                       -                   -
General and Administrative
  Expenses (5)                                   (6,292)                  (6,052)                (10,917)             (8,855)
                                             ----------               ----------              ----------          ----------
    Total Operating Expenses                    (12,111)                 (11,519)                (20,480)            (14,776)
                                             ----------               ----------              ----------          ----------

Estimated Cash Available from
  Operations                                     89,368                   86,099                 155,604             128,047

Depreciation and Amortization
  Expense (6)                                   (11,115)                 (15,257)                (21,142)            (26,658)
                                             ----------               ----------              ----------          ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                   $   78,253               $   70,842              $  134,462          $  101,389
                                             ==========               ==========              ==========          ==========






                                 See Footnotes

                                                                                                      Ryan's Family
                                        Boston Market             Boston Market               Steak House               Arby's
                                   La Quinta, CA (7)(14)          Merced, CA (7)          Spring Hill, FL (7)        Avon, IN (13)
                                   ---------------------        -----------------         -------------------        -------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $   98,804                    $   96,704               $  204,392                $   81,044
Interest Income (2)                            -                             -                        -                         -
                                       ----------                    ----------               ----------                ----------
    Total Revenues                         98,804                        96,704                  204,392                    81,044
                                       ----------                    ----------               ----------                ----------

Asset Management Fees (3)                  (5,660)                       (5,540)                 (11,112)                   (4,738)
Mortgage Management Fee (4)                    -                             -                        -                         -
General and Administrative
  Expenses (5)                             (6,126)                       (5,996)                 (12,672)                   (5,025)
                                       ----------                    ----------               ----------                ----------
    Total Operating Expenses              (11,786)                      (11,536)                 (23,784)                   (9,763)
                                       ----------                    ----------               ----------                ----------

Estimated Cash Available from
  Operations                               87,018                        85,168                  180,608                    71,281

Depreciation and Amortization
  Expense (6)                             (12,439)                      (10,283)                 (34,952)                  (12,415)
                                       ----------                    ----------               ----------                ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $   74,579                    $   74,885               $  145,656                $   58,866
                                       ==========                    ==========               ==========                ==========




                                 See Footnotes

                                           Boston Market                Applebee's             Burger King
                                      Florissant, MO (7)(10)         Salinas, CA (7)         Chicago, IL (7)         Total
                                      ----------------------         ---------------         ---------------       -------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                             $  131,306                   $  145,549            $  173,489            $3,133,581
Interest Income (2)                               -                            -                     -                415,686
                                          ----------                   ----------            ----------            ----------
    Total Revenues                           131,306                      145,549               173,489             3,549,267
                                          ----------                   ----------            ----------            ----------

Asset Management Fees (3)                     (7,523)                      (7,950)               (9,463)             (169,536)
Mortgage Management Fee (4)                       -                            -                     -                (23,167)
General and Administrative
  Expenses (5)                                (8,141)                      (9,024)              (10,756)             (220,054)
                                          ----------                   ----------            ----------            ----------
    Total Operating Expenses                 (15,664)                     (16,974)              (20,219)             (412,757)
                                          ----------                   ----------            ----------            ----------

Estimated Cash Available from
  Operations                                 115,642                      128,575               153,270             3,136,510

Depreciation and Amortization
  Expense (6)                                (15,852)                     (16,617)              (19,317)             (442,846)
                                          ----------                   ----------            ----------            ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                $   99,790                   $  111,958            $  133,953            $2,693,664
                                          ==========                   ==========            ==========            ==========



FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Company entered into a Master Mortgage Note agreement for $3,888,000, collateralized by building improvements located on the Ten Pizza Hut Properties. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in July 1996. Amount does not include $19,440 of loan commitment fees and $19,440 in loan origination fees collected by the Company at closing from the borrower.

(3) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement. See "Management Compensation."

(4) For managing the Mortgage Loans, the Advisor will be entitled to receive a monthly mortgage management fee of one-twelfth of .60% of the total principal amount of the Mortgage Loans as of the end of the preceding month. See "Management Compensation."

(5) Estimated at 6.2% of gross rental income and interest income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(6) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years. In connection with the Ten Pizza Hut Properties, acquisition fees allocated to the Master Mortgage Note have been amortized on a straight-line basis over the life of the agreement (20 years).

(7) The Company accepted an assignment of an interest in the ground lease relating to the Hamden and Sevierville Properties effective April 24, 1996 and June 5, 1996, respectively, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development. The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below:

       Property                Estimated Final Completion Date          Property             Estimated Final Completion Date
       --------                -------------------------------          --------             --------------------------------
       Hamden Property         Opened for business August 26, 1996      Rockwall Property    January 11, 1997
       Knoxville Property      Opened for business July 8, 1996         Upland Property      Opened for business September 30, 1996
       Port Richey Property    Opened for business September 30, 1996   Houston #2 Property  Opened for business July 14, 1996
       Hillsboro Property      April 1, 1997                            Montclair Property   February 19, 1997
       Camarillo Property      Opened for business July 28, 1996        La Quinta Property   March 5, 1997
       Sevierville Property    Opened for business June 13, 1996        Merced Property      March 16, 1997
       Ellisville Property     Opened for business September 3, 1996    Spring Hill Property February 15, 1997
       Golden Valley Property  Opened for business September 30, 1996   Florissant Property  March 18, 1997
       Humble #1 Property      Opened for business September 12, 1996   Salinas Property     February 6, 1997
       Corvallis Property      Opened for business October 6, 1996      Chicago Property     December 28, 1996
       Houston #1 Property     Opened for business September 25, 1996

(8) The Company accepted an assignment of an interest in a ground lease relating to the Brooklyn Property effective August 23, 1996.

(9) The lessee of the Knoxville, Camarillo, and Sevierville Properties is the same unaffiliated lessee.

(10) The lessee of the Ellisville, Golden Valley and Florissant Properties is the same unaffiliated lessee.

(11) The lessee of the Humble #1, Houston #1 and Houston #2 Properties is the same unaffiliated lessee.

(12) The lessee of the Hillsboro and McKinney Properties is the same unaffiliated lessee.

(13) The lessee of the Kendallville and Avon Properties is the same unaffiliated lessee.

(14) The lessee of the Upland and La Quinta Properties is the same unaffiliated lessee.